New York Life Insurance and Annuity Corporation

NYLIAC Survivorship Variable Universal Life

Prospectus—May 1, 2015

A flexible premium life insurance contracts offered to individuals under

NYLIAC Variable Universal Life Separate Account-I

Please use one of the following addresses for service requests:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

or call our toll-free number: 1-800-598-2019

For submitting death claim forms only, you may also use:

Regular Mail	New York Life P.O. Box 130539 Dallas, TX 75313-0539

You must send subsequent premium payments and loan repayments to us at:

Regular Mail	NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

This prospectus describes individual flexible premium survivorship variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. These policies offer life insurance protection on two insureds, with a life insurance benefit payable when the last surviving insured dies while the policy is in effect. Series 1 policies were offered for sale prior to May 10, 2002 and Series 2 policies were offered for sale commencing in states where approved on May 10, 2002. Both Series 1 and Series 2 policies are no longer being offered. However, we will still accept additional premiums under existing policies. Unless otherwise indicated, all information in this prospectus applies to both series of policies.

If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

The Securities and Exchange Commission has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

This life insurance policy is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

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The NYLIAC Survivorship Variable Universal Life Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

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SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of NYLIAC Survivorship Variable Universal Life (“SVUL”). Many benefits of SVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Benefits

Protection

The policy offers you the protection of permanent life insurance that can, over time, become a valuable asset.

The policy provides permanent life insurance coverage on two insureds with a life insurance benefit payable when the last surviving insured dies. In addition this policy has the potential for tax-deferred Cash Value (as defined below) accumulation. Your premium payments, less any applicable deductions and charges, are allocated to the Investment Divisions, the Fixed Account and the DCA Plus Account according to your instructions. The Cash Value of the policy is based on:

•	the amount in and performance of each Investment Division of the Separate Account;

•	the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

•	the charges we deduct.

With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy. Even though the policy offers the protection of permanent life insurance, it can lapse even if all planned premiums are paid on time. See “Summary of Benefits and Risks—Risks—Risk of Lapse (especially on minimally funded policies).

Flexible Premiums

Policy premium payments are flexible; you can select the time and amount of premium you pay, within limits. Other than the required initial minimum premium payment, premium payments can vary depending on individual policy specifics (age, gender, coverage amount, underwriting classification). As long as the Net Cash Value is sufficient to cover the policy’s monthly deduction charges, you can increase, decrease, or stop making payments to meet your changing needs. See “Definitions” for an explanation of Net Cash Value.

Liquidity Through Loans

SVUL allows you to access your policy’s Cash Surrender Value through loans. Your policy value will be used as collateral to secure a policy loan. You can borrow up to 90% of your policy’s Cash Surrender Value.

Liquidity Through Withdrawals

You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy’s Cash Value, Net Cash Value and your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy’s minimum Face Amount. Certain charges will apply. Partial withdrawals can result in a taxable event. Also note that certain partial withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Partial Withdrawals and Surrenders—Partial Withdrawals.”)

Investment Division Options

This policy offers you a choice of 60 Investment Divisions, the Fixed Account and the DCA Plus Account. You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the Cash Value of your policy among Investment Divisions and the

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Fixed Account tax-free, within the limits described in this prospectus. You can change the Investment Divisions in which you invest throughout the life of the policy.

Change the Amount of Coverage

With SVUL, while both insureds are alive, you may request an increase or decrease in the policy’s face amount within limits. In order to request a decrease of the policy’s Face Amount, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Changing the Face Amount of Your Policy.”) You may request an increase of the policy’s Face Amount by contacting your registered representative or by submitting a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in a new surrender charge period, additional cost of insurance charges, a new surrender charge period applicable to the amount of the increase, and a new seven-year testing period for modified endowment contract status. Decreases in Face Amount can incur surrender charges.

Three Life Insurance Benefit Options

The policy offers different Life Insurance Benefit options. Series 1 policies offer two options; Series 2 policies offer three.

•	Option 1—a level benefit equal to your policy’s Face Amount.

•	Option 2—a benefit that varies and equals the sum of your policy’s Face Amount and Cash Value.

•	Option 3 (Series 2 only)—a benefit that varies and equals the sum of your policy’s Face Amount and the Adjusted Total Premium.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

Automated Investment Features

The following administrative features are available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Rebalancing, Dollar Cost Averaging, Dollar Cost Averaging Plus, Expense Allocation, and Interest Sweep.

Dollar Cost Averaging Plus

At policy issue, you may elect Dollar Cost Averaging Plus (“DCA Plus Account”) which allows you to set up dollar cost averaging using the DCA Plus Account when a premium payment during the first policy year is made.

Optional Riders

The policy offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

Policyowner Support

As a policyowner, you have access to a password-protected Internet website, an automated 24-hour call-in service, toll-free telephone support, and your registered representative if you have questions about your SVUL policy. Certain service requests must be in writing. Specific requirements applicable to any service request are described later in this prospectus.

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A Highly-Rated Company

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 165 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Account and DCA Plus Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance.

Risk of Lapse (especially on minimally-funded policies)

Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the last surviving insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that termination and lapse have the same meaning and effect throughout this prospectus.

A policy with a Net Cash Value just sufficient to cover monthly deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Net Cash Value due to market fluctuation and other performance related risks. In addition, by paying only the minimum required monthly premium for the no lapse guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

Potential for Increased Charges

The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown in your policy as the guaranteed maximum charges. Actual charges will never exceed the stated guaranteed charges. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Lapse from Policy Loans

The larger the loan becomes relative to the policy’s Net Cash Value, the greater the risk that the policy’s remaining Net Cash Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. (See “Federal Income Tax Considerations—Modified Endowment Contract Status.”)

A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

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Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the younger insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution, if there is no spread, or a very small spread between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Charges for Policy Surrender/Decreases in Coverage

During the first fifteen years of the policy or within fifteen years after you increase the face amount, surrender charges may apply. SVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	increased administrative and Fund brokerage expenses

•	dilution of the interests of long-term investors.

An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

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Credit Risk

NYLIAC’s obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, transfer Cash Value between Investment Options, or exercise certain rider options.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge imposed on Premium Payments paid up to the Target Premium	When premium payment is applied, up to younger Insured’s age 100	Guaranteed Maximum: 9%[1] of premium payments Current: 8%[2] of premium payments

Sales Expense Charge Imposed on Premium Payments paid over the Target Premium	When premium payment is applied, up to younger Insured’s age 100	Guaranteed Maximum: 6.5% of premium payments Current: 4%[3] of premium payments

Tax Charges: State Premium Tax Charge Federal Tax Charge • Non-Qualified Policy • Qualified Policy	When premium payment is applied, up to younger Insured’s age 100	All taxes may vary over time. Charged as a percentage of premium payments Guaranteed Maximum: subject to tax law changes Current: 2% Current: 1.25% None

Surrender Charge[4]	Surrender or decrease in Face Amount in first 15 years	Current and Guaranteed Maximum: percentage based on the duration of coverage and on the younger Insured’s issue age multiplied by 20% of Target Premium[5]

Additional Surrender Charges: • Policy Surrender Charge During First Policy Year[5]	Surrender or lapse in first year	Guaranteed Maximum: $550[6]

• Surrender Charge After Face Amount Increase[4]	Surrender in first 15 years after the increase	See “Surrender Charge,” above. The calculation for the additional Face Amount begins on the effective date of the increase

Partial Withdrawal Charge	At time of partial withdrawal request	Guaranteed/Current: Lesser of $25 or 2% of amount withdrawn In addition, if face amount is impacted, see “Surrender Charge,” above.

Transfer Fees	At time of transfer	Guaranteed Maximum: $30 per transfer in excess of 12 transfers within a Policy Year Current: No charge

Living Benefits Rider	When you exercise the benefit	$150 (one-time)

[1]	Guaranteed Sales Expense Charge for premiums paid up to the Target Premium is reduced to 6.5% in Policy Years 11 and beyond.
[2]	Current Sales Expense Charge for premiums paid up to the Target Premium is reduced to 4% in Policy Years 11 and beyond.
[3]	Current Sales Expense Charge for premiums paid over the Target Premium is reduced to 0% in Policy Years 11 and beyond.
[4]	We will not deduct a surrender charge if:
•	We cancel the policy;
•	We pay proceeds upon the death of the last surviving insured;
•	We pay a required Internal Revenue Service minimum distribution;
•	You exercise the Policy Split Option; or
•	The policy is out of the surrender charge period.

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The Surrender Charge Premium on the Policy Data Page varies by gender, issue age, and classification of the insureds as Smoker or Non-Smoker. We will deduct a surrender charge that is equal to 20% of the Target Premium multiplied by a percentage that is based on the age of the younger Insured at the time the policy (or any face amount increase) is issued and the duration of that coverage from issue. For policies where the younger Insured is below age 85 at the time the policy (or any face amount increase) is issued, the percentage is equal to 100% in years 1-6, declining 10% each year until it equals 0% in Policy Year 16. For policies where the younger Insured is age 85 or above at the time the policy (or any face amount increase) is issued, the percentage is equal to 100% in years 1-4, declining 20% each year until it equals 0% in Policy Year 9. For a face amount decrease, the Surrender Charge is the difference between (1) and (2) where (1) is the Surrender Charge calculated on the original face amount, and (2) is the Surrender Charge on the new decreased face amount.

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The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 – monthly contract charge for subsequent Policy Years] x [Monthly Deduction Days between date of surrender/lapse and the earlier of the reinstatement date and the first anniversary of the Policy Date]

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The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge:[1]	Monthly to younger Insured’s age 100	Charge per $1000 of Net Amount at Risk[2] Guaranteed Maximum: $83.33 Minimum Guaranteed: $0.00009

Representative Insured: Initial Charge for a Male, Age 55, Preferred Rating, and a Female, Age 50, Preferred Rating: $0.00273

Monthly Contract Charge:	Monthly

Policy Year 1:		Guaranteed Maximum: $62 Current: $60

Policy Year 2+:		Guaranteed Maximum: $12 Current: $10

Mortality & Expense Risk Charges (Series 1)	Daily	Charged as a percentage (annualized) of each investment Division’s average daily net asset value Guaranteed Maximum: 0.90% Current: 0.60%

Mortality & Expense Risk Charges (Series 2)	Monthly	Charge percentage (annualized) of the Separate Account Value

Guaranteed Maximum: 0.90% Current: 0.60%

Separate Account Administrative Charges (Series 1)	Daily	Current and guaranteed maximum: 0.10% (annualized) of each Investment Division’s average daily net asset value

Separate Account Administrative Charges (Series 2)	Monthly	Current and guaranteed maximum: 0.10% (annualized) of the Separate Account Value

Charge Per $1,000 of Initial Face Amount (Series 1)		Charge per $1000 of Initial Face Amount

	Monthly in first 3 Policy Years	Current and guaranteed maximum: $0.04 per $1000 (never less than $10, not to exceed $100)

	Policy Years 4+	Current and guaranteed maximum: $0

Charge Per $1,000 of Current Face Amount (Series 2)	Monthly in first 3 Policy Years	Current and guaranteed maximum: $0.04 per $1000 (never less than $10, not to exceed $100)

	Policy Years 4+	Current and guaranteed maximum: $0

Riders

• Guaranteed Minimum Death Benefit Rider	Monthly until rider expires	Charge per $1,000 of Face Amount coverages of policy and riders[3] Current and Maximum: $0.01

• Life Extension Benefit Rider[1] (Series 2 only)	Monthly after younger Insured attains age 90

Charged as a percentage of the monthly deductions of Cost of Insurance:

Guaranteed Maximum: 268%

Minimum Guaranteed: 1%

Representative Insured:

Initial charge for a Male, Age 55, Preferred Rating, and a Female, Age 50, Preferred Rating: 62%

• First-to-Die Monthly Deduction Waiver Rider	Monthly until rider expires	Based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

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Charge	When Charge Is Deducted	Amount Deducted
• Level First-to-Die Term Rider[1]	Monthly until rider expires

Charge per month per $1000 of term insurance Face Amount

Guaranteed Maximum: $83.33

Minimum Guaranteed: $0.17

Representative Insured: Initial Charge for a Male, Age 55, Preferred Rating, and a Female, Age 50 Preferred Rating: $1.00

• Loan Interest	Monthly while loan balance is outstanding	Guaranteed Maximum: 8% annually Current: 6% annually

1	This cost varies based on characteristics of the Insureds, and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your Registered Representative.
2	“Net Amount at Risk” is equal to the difference between the Life Insurance Benefit divided by 1.00327 and the policy’s Cash Value. See “Policy Payment Information — Life Insurance Benefit Options” for more information. The cost of insurance shown here does not reflect any applicable flat extra charge, which may be imposed based on our underwriting.
3	Required premium commitment varies based on rider coverage period, age, gender, underwriting risk class, and coverage amount. The longer the coverage period selected, the greater the required premium.

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The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2014. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)[1]

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.28%	4.33%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2014. This information is provided by the Funds and their agents. The information is based on 2014 expenses. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees, and other expenses.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Underlying Portfolio Fees and Expenses	Total Fund Annual Expense
MainStay VP Conservative Allocation — Initial Class	0.00%	0.00%	0.03%	0.81%	0.84%
MainStay VP Growth Allocation — Initial Class	0.00%	0.00%	0.03%	1.16%	1.19%
MainStay VP Moderate Allocation — Initial Class	0.00%	0.00%	0.03%	0.93%	0.96%
MainStay VP Moderate Growth Allocation — Initial Class	0.00%	0.00%	0.03%	1.06%	1.09%
BlackRock® Global Allocation V.I. Fund — Class III	0.62%	0.25%	0.24%	0.00%	1.11	%(a)
Fidelity® VIP Freedom 2020 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.60%	0.60	%(b)
Fidelity® VIP Freedom 2030 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.68%	0.68	%(b)
Fidelity® VIP Freedom 2040 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.69%	0.69	%(b)
Van Eck VIP Multi-Manager Alternatives Fund — Initial Class(c)	1.46%	0.00%	2.77%	0.10%	4.33	%(d)

Please refer to the applicable fund prospectus for additional information.

#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2014, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2014 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” may reflect “Service Fees.”

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Balanced — Initial Class	0.70%	0.00%	0.09%	0.79%
MainStay VP Bond — Initial Class	0.49%	0.00%	0.04%	0.53%
MainStay VP Cash Management — Initial Class	0.44%	0.00%	0.03%	0.47%
MainStay VP Common Stock — Initial Class	0.54%	0.00%	0.04%	0.58%
MainStay VP Convertible — Initial Class	0.59%	0.00%	0.04%	0.63%
MainStay VP Cornerstone Growth — Initial Class	0.70%	0.00%	0.03%	0.73%
MainStay VP Eagle Small Cap Growth — Initial Class	0.81%	0.00%	0.04%	0.85%
MainStay VP Emerging Markets Equity — Initial Class (formerly MainStay VP DFA / DuPont Capital Emerging Markets Equity — Initial Class)	1.10%	0.00%	0.20%	1.30%
MainStay VP Floating Rate — Initial Class	0.60%	0.00%	0.05%	0.65%
MainStay VP Government — Initial Class	0.50%	0.00%	0.05%	0.55%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%	0.00%	0.03%	0.59%
MainStay VP ICAP Select Equity — Initial Class	0.76%	0.00%	0.03%	0.79%
MainStay VP Income Builder — Initial Class	0.57%	0.00%	0.06%	0.63%
MainStay VP International Equity — Initial Class	0.89%	0.00%	0.06%	0.95%
MainStay VP Janus Balanced — Initial Class	0.55%	0.00%	0.04%	0.59%
MainStay VP Large Cap Growth — Initial Class	0.74%	0.00%	0.03%	0.77%

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Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses		Total Fund Annual Expense(#)
MainStay VP Marketfield — Initial Class	1.40%	0.00%	0.88%		2.28	%(e)
MainStay VP MFS® Utilities — Initial Class	0.72%	0.00%	0.06%		0.78%
MainStay VP Mid Cap Core — Initial Class	0.85%	0.00%	0.04%		0.89	%(f)
MainStay VP PIMCO Real Return — Initial Class	0.50%	0.00%	0.14%		0.64%
MainStay VP S&P 500 Index — Initial Class	0.24%	0.00%	0.04%		0.28%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.74%	0.00%	0.03%		0.77%
MainStay VP Unconstrained Bond — Initial Class	0.59%	0.00%	0.05%		0.64%
MainStay VP U.S. Small Cap — Initial Class	0.78%	0.00%	0.05%		0.83%
MainStay VP Van Eck Global Hard Assets — Initial Class	0.89%	0.00%	0.04%		0.93%
AB VPS Small/Mid Cap Value Portfolio — Class A	0.75%	0.00%	0.07%		0.82%
American Funds® IS Global Small Capitalization FundSM — Class 2	0.70%	0.25%	0.04%		0.99%
American Funds® IS New World Fund® — Class 2	0.72%	0.25%	0.06%		1.03%
BlackRock® High Yield V.I. Fund — Class I	0.54%	0.00%	0.33%		0.87	%(g)
Columbia Variable Portfolio — Commodity Strategy Fund — Class 1	0.55%	0.00%	0.22%		0.77%
Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 1	0.53%	0.00%	0.18%		0.71%
Delaware VIP® Emerging Markets Series — Standard Class	1.24%	0.00%	0.14%		1.38%
Delaware VIP® Small Cap Value Series — Standard Class	0.72%	0.00%	0.08%		0.80%
Deutsche Small Mid Cap Value VIP — Class A (formerly DWS Small Mid Cap Value VIP — Class A)	0.65%	0.00%	0.17%		0.82	%(h)
Dreyfus IP Technology Growth Portfolio — Initial Shares	0.75%	0.00%	0.08%		0.83%
Fidelity® VIP Contrafund® Portfolio — Initial Class	0.55%	0.00%	0.08%		0.63%
Fidelity® VIP Equity-Income Portfolio — Initial Class	0.45%	0.00%	0.15%		0.60%
Fidelity® VIP Growth Opportunities Portfolio — Initial Class	0.55%	0.00%	0.13%		0.68%
Fidelity® VIP Mid Cap Portfolio — Initial Class	0.55%	0.00%	0.09%		0.64%
Invesco V.I. American Value Fund — Series I	0.72%	0.00%	0.32	%(i)	1.04%
Invesco V.I. International Growth Fund — Series I	0.71%	0.00%	0.32	%(i)	1.03%
Janus Aspen Global Research Portfolio — Institutional Shares	0.56%	0.00%	0.05%		0.61%
MFS® International Value Portfolio — Initial Class	0.89%	0.00%	0.06%		0.95%
MFS® Investors Trust Series — Initial Class	0.75%	0.00%	0.06%		0.81%
MFS® New Discovery Series — Initial Class	0.90%	0.00%	0.06%		0.96	%(j)
MFS® Research Series — Initial Class	0.75%	0.00%	0.05%		0.80%
Neuberger Berman AMT Mid Cap Growth Portfolio — Class I	0.85%	0.00%	0.14%		0.99%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Institutional Class	0.75%	0.00%	0.01%		0.76%
PIMCO VIT Total Return Portfolio — Institutional Class	0.50%	0.00%	0.00%		0.50%
Royce Micro-Cap Portfolio — Investment Class	1.25%	0.00%	0.05%		1.30%
UIF U.S. Real Estate Portfolio — Class I	0.80%	0.00%	0.31%		1.11	%(k)

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Advisor and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2014, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2014 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
§	Because the distribution (12b-1) fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees designated as “12b-1 fees” reflect “Service Fees.”
(a)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets until May 1, 2016. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets until May 1, 2016. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(b)	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.
(c)	Closed to new investments as of March 27, 2015. The Van Eck VIP Multi-Manager Alternatives Fund—Initial Class (“Van Eck Portfolio”) will be liquidated on or about June 3, 2015. On the Liquidation Date, if any policyholders have not transferred their cash value out of the Van Eck Portfolio as of such date, we will transfer an amount equal to the cash value held in the Van Eck Portfolio, into the MainStay VP Cash Management portfolio.

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(d)	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets per year until May 1, 2016. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
(e)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.60% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2016, and may only be amended or terminated prior to that date by action of the Board.
(f)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.86% of the average daily net assets of Initial Class shares. This agreement will remain in effect until May 1, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(g)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets until May 1, 2016. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06%]% of average daily net assets until May 1, 2016. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(h)	Through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.84% for Class A, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.
(i)	Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term.
(j)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that ‘‘Total Annual Fund Operating Expenses” do not exceed 0.94% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2016.
(k)	The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

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DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Rebalancing.

Adjusted Total Premium: The total premiums paid minus any partial surrenders and any associated processing fees. This amount will never be less than zero.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value, less any surrender charges that may apply, and less any unpaid loans and accrued interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.

Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account and DCA Plus Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

Dollar Cost Averaging Plus (“DCA Plus”) Account: The 12-month Dollar Cost Averaging account used specifically for the DCA Plus feature.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Investment Options: Policy investment options that consist of the Investment Divisions, the Fixed Account, and the DCA Plus Account.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date we issue the policy as specified on the Policy Data Page.

IVR: Interactive Voice Response system.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Monthly Deduction Day: The date that we deduct your monthly contract charge, cost of insurance charge, the charge per $1,000 of initial face amount, if any (for Series 1); and any rider charges from your policy’s Cash Value; and for Series 2, the date that we deduct the charge per $1,000 of current face amount, if any; the Mortality and Expense Risk charge and the administrative charge from the Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However,

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if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

Net Amount at Risk: The difference between the Life Insurance Benefit divided by 1.00327 and the policy’s Cash Value. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Net Cash Value: The Cash Value, less any unpaid loans and accrued interest, and less the smaller of (a) any surrender charges that may apply at time of lapse or (b) the sum of any partial withdrawals, unpaid loans and accrued interest.

Net Premium: The balance of a premium payment after applicable sales expense, state premium tax, and federal tax charges have been deducted.

Non-Qualified Policy: A policy issued to a person or an entity (other than an employee benefit plan that qualifies for special federal income tax treatment).

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIC: New York Life Insurance Company.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

PIN: A Personal Identification Number.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the last surviving insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

Qualified Policy: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.

Series 1: A policy that NYLIAC offered for sale prior to May 10, 2002. This policy is no longer offered for sale.

Series 2: A policy NYLIAC began accepting applications and premium payments beginning May 10, 2002. This policy is no longer offered for sale.

Target Premium: An amount shown on the Policy Data Page that we use to calculate the sales expense and surrender charges. Any changes to the face amount of your base policy will affect your Target Premium.

VPSC: Variable Products Service Center.

VSC: Virtual Service Center. The VSC provides up-to-date policy information through the Internet. See “Management and Organization—How to Reach Us for Policy Services” for more information.

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MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation

(a wholly-owned subsidiary of New York Life Insurance Company)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

SVUL was offered by NYLIAC. The policy has two series (Series 1 and Series 2) that are no longer offered for sale. However, we still accept additional premiums under existing policies. Policy assets allocated to the Investment Divisions are invested in the NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since June 4, 1993. Both Series 1 and Series 2 of the policy offer life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, changes in the face amount of the policy, loans, withdrawals and face amount decreases (which may be subject to a surrender charge), and the ability to invest in up to 21 Investment Options, including the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. The DCA Plus Account was only available for new sales of Series 2.

The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objectives and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also, see the section on “State Variations” for a summary of state variations.

ABOUT THE SEPARATE ACCOUNT

NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment

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performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account or DCA Plus Account, and the performance of any other separate account of NYLIAC.

The Separate Account currently includes the 60 Investment Divisions available under the policy. After the end of the Free Look period, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

OUR RIGHTS

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

Specifically, we reserve the right to:

•	add or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law; and

•	change the name of the Separate Account.

(See the SAI for more information.)

THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, and the Fixed Account and DCA Plus Account are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.

HOW TO REACH US FOR POLICY SERVICES

You can reach us in several ways. Please send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

In addition, as described below, you can contact us through the Internet at our VSC and through an automated telephone service known as the IVR.

All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

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Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mails of imaged, signed service requests.

•	Virtual Service Center and Interactive Voice Response System

Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers, allocation changes and loans. We may remove VSC and IVR privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”).

To enable you to access the VSC and IVR, you will automatically receive a PIN. Along with your Social Security number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number because our self-service options will be available to anyone who provides your Social Security Number and your PIN. We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you. PINs will not be issued to corporations and other legal entities.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all policyowners if a policy is jointly owned. Transfers, allocation changes, and loan requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

We make the VSC and IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

•	VSC

The VSC is available Monday through Friday, from 7 a.m. until 4 a.m., Saturdays from 7 a.m. to 10 p.m., and Sundays from 7 a.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or VPSC;

•	view and download statements;

•	obtain current policy values;

•	transfer assets between Investment Options;

•	change the allocation of future premium payments;

•	change your address;

•	obtain service forms;

•	reset your password;

•	change your phone number or email address;

•	view and update beneficiary information;

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•	change bank account information for existing Check-O-Matic arrangements;

•	set up a new Automatic Asset Rebalancing arrangement or modify an existing arrangement;

•	update your Investor Profile; and

•

sign up to receive future prospectuses, policyowner annual and semi-annual reports, quarterly policy summaries and federal tax forms for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts, or organizations at this time.

•	IVR

The IVR is available 24 hours a day, seven days a week. We record all calls.

The IVR enables you to:

•	obtain current policy values;

•	transfer assets between Investment Options;

•	change the allocation of future premium payments;

•	request a loan on your policy; and

•	speak with one or our Customer Service Representatives on any Business Day, Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time).

By sending a Telephone Request Form to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), you can authorize a third party to access your policy information and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

NYLIAC does not permit current or former Registered Representatives to obtain authorization to effect policy transactions through the Telephone Request Form. Authorization to these Registered Representatives will be limited to accessing policy information only.

Registered Representative Actions

You may authorize us to accept electronic instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Investment Options, Automatic Asset Rebalancing updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.

To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses noted on the first page of this prospectus (or any other address we indicate to you in writing). We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.

We may choose to accept forms you have completed that your Registered Representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. Transfer and partial withdrawal requests are not accepted under this process. For information on how to initiate a transfer between Investment Divisions, or request a partial withdrawal,

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please refer to the sections titled “Transfers Among Investment Divisions, the Fixed Account and DCA Plus Account” or “Partial Withdrawals” in this prospectus. We will not accept Email or Fax requests for transactions affecting your investments under the policy.

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FUNDS AND ELIGIBLE PORTFOLIOS

The Portfolios of each Fund eligible for investment, along with their advisors and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the prospectuses found in the accompanying book of underlying fund prospectuses.

The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the MainStay VP Funds Trust and that was a factor in its selection.

We also receive payments or compensation from the Funds or their investment advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP Balanced—Initial Class	New York Life Investment Management LLC (or “New York Life Investments”) Subadvisers: Cornerstone Capital Management Holdings LLC (“CCM”) and NYL Investors LLC (fixed income investments only)	• Seeks total return.

MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYL Investors LLC	• Seeks total return.

MainStay VP Cash Management—Initial Class	New York Life Investments Subadviser: NYL Investors LLC	• Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP Common Stock—Initial Class	Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP Conservative Allocation—Initial Class	New York Life Investments	• Seeks current income and, secondarily, long-term growth of capital.

MainStay VP Convertible—Initial Class	Subadviser: MacKay Shields LLC*	• Seeks capital appreciation together with current income.

MainStay VP Cornerstone Growth—Initial Class	Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP Eagle Small Cap Growth—Initial Class	Subadviser: Eagle Asset Management, Inc.	• Seeks long-term capital appreciation.

MainStay VP Emerging Markets Equity—Initial Class(formerly MainStay VP DFA / DuPont Capital Emerging Markets Equity—Initial Class)	Subadviser: Candriam Belgium and Cornerstone	• Seeks long-term capital appreciation.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Floating Rate—Initial Class	New York Life Investments Subadvisor: NYL Investors LLC	• Seeks high current income.

MainStay VP Government—Initial Class	New York Life Investments Subadviser: MacKay Shields LLC*	• Seeks current income.

MainStay VP Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital.

MainStay VP High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay Shields LLC*	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP ICAP Select Equity—Initial Class	New York Life Investments Subadviser: Institutional Capital LLC (“ICAP”)	• Seeks total return.

MainStay VP Income Builder—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC*	• Seeks current income consistent with reasonable opportunity for future growth of capital and income.

MainStay VP International Equity—Initial Class	New York Life Investments Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP Janus Balanced—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP Large Cap Growth—Initial Class	Subadviser: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.

MainStay VP Marketfield Portfolio—Initial Class	Subadviser: Marketfield Asset Management	• Seeks capital appreciation.

MainStay VP MFS® Utilities—Initial Class	Subadviser: Massachusetts Financial Services Company (“MFS”)	• Seeks total return.

MainStay VP Mid Cap Core—Initial Class	Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP Moderate Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP Moderate Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP PIMCO Real Return—Initial Class	Subadviser: Pacific Investment Management Company LLC	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

MainStay VP S&P 500 Index—Initial Class	New York Life Investments Subadviser: CCM	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

MainStay VP T. Rowe Price Equity Income—Initial Class	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	• Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

MainStay VP Unconstrained Bond—Initial Class	Subadviser: MacKay Shields LLC*	• Seeks total return by investing primarily in domestic and foreign debt securities.

MainStay VP U.S. Small Cap—Initial Class	Subadviser: Epoch	• Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

MainStay VP Van Eck Global Hard Assets—Initial Class	Subadviser: Van Eck Associates Corporation	• Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I	Invesco Advisers, Inc.	• Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. International Growth Fund—Series I	Invesco Advisers, Inc.	• Seeks long-term growth of capital.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
AB® Variable Products Series Fund, Inc.: AB VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.

American Funds Insurance Series®: American Funds® IS Global Small Capitalization FundSM—Class 2	Capital Research and Management Company	• Seeks long-term growth of capital.

American Funds® IS New World Fund®—Class 2	Capital Research and Management Company	• Seeks long-term capital appreciation.

BlackRock® Variable Series, Inc.: BlackRock® Global Allocation V.I. Fund—Class III	BlackRock Advisors, LLC	• Seeks high total investment return.

BlackRock® High Yield V.I. Fund—Class I	BlackRock Advisors, LLC	• Seeks to maximize total return, consistent with income generation and prudent investment management.

Columbia Variable Portfolios: Columbia Variable Portfolio-Commodity Strategy Fund—Class 1	Columbia Management Investment Advisers, LLC Subadviser: Threadneedle International Limited	• Seeks to provide shareholders with total return.

Columbia Variable Portfolio-Emerging Markets Bond Fund—Class 1	Columbia Management Investment Advisers, LLC	• Seeks to provide shareholders with high total return through current income, and secondarily, through capital appreciation.

Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company	• Seeks long-term capital appreciation.

Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	• Seeks capital appreciation.

Deutsche Variable Series II: Deutsche Small Mid Cap Value VIP—Class A (formerly DWS Small Mid Cap Value VIP—Class A)	Deutsche Investment Management Americas Inc.	• The fund Seeks long-term capital appreciation.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Shares	The Dreyfus Corporation	• The portfolio Seeks capital appreciation.

Fidelity® Variable Insurance Products Fund: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	• Seeks long-term capital appreciation.

Fidelity® VIP Equity-Income Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers

•      Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Strategic Advisers, an affiliate of FMR is the fund’s manager (“Strategic Advisers”)	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Strategic Advisers	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Strategic Advisers	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Growth Opportunities Portfolio—Initial Class	Fidelity Management & Research Company Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	• The fund seeks to provide capital growth.

Fidelity® VIP Mid Cap Portfolio—Initial Class	Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	• Seeks long-term growth of capital.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Janus Aspen Series: Janus Aspen Global Research Portfolio—Institutional Shares	Janus Capital Management LLC	• Seeks long-term growth of capital.

MFS® Variable Insurance Trust: MFS® Investors Trust Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.

MFS® New Discovery Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Research Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Variable Insurance Trust II: MFS® International Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	• Seeks growth of capital.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Shares	Pacific Investment Management Company LLC (“PIMCO”)	• The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Total Return Portfolio—Institutional Shares	PIMCO	• The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Royce Capital Fund: Royce Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	• Seeks long-term growth of capital.

The Universal Institutional Funds, Inc.: UIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.

•      Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Van Eck VIP Trust: Van Eck VIP Multi-Manager Alternatives Fund — Initial Class	Van Eck Associates Corporation	• Seeks to achieve consistent absolute (positive) returns in various market cycles.

*	MacKay Shields LLC is an affiliate of NYLIAC.

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NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Investment Options for Net Premium payments from the 60 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the Cash Value of your policy among the Investment Options tax-free and within the limits described in this prospectus.

The Investment Divisions offered through the SVUL policies and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.

INVES TMENT RETURN

The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or DCA Plus Account.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation day to the end of the next Valuation day.

We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All Net Premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment or process the transfer. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues daily and is credited on each calendar day.

VOT ING

We will vote the shares that the Investment Divisions of the Separate Account holds in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

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We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state premium tax charge. If your policy is a Non-Qualified Policy, we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

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Target Premium—From any premium payment we deduct a sales expense charge based on your policy’s Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. Your Target Premium will be adjusted only if you change the Face Amount of your policy.

•

Current—In each of Policy Years 1-10, we currently deduct an annual sales expense charge of 8.00% of premium payments up to the Target Premium. In each of Policy Years 11 and subsequent, we currently deduct 4.00% of premium payments up to the Target Premium. Once premiums equal to the Target Premium for a given Policy Year have been paid (the “Annual Target Premium Threshold”), we deduct a sales expense charge of 4.00% from any additional premiums paid in Policy Years 1-10, with no sales expense charges deducted from any such additional premiums paid in Policy Years 11 and subsequent.

•

Guaranteed—We can change the amount of the sales expense charge at any time, but in each of Policy Years 1-10 we guarantee that the charge we deduct will never exceed: (1) 9% of any premium payments up to the Target Premium and (2) 6.50% of any premium payments over the Annual Target Premium Threshold. In each of Policy Years 11 and subsequent, we guarantee that any annual sales expense charge we deduct will never exceed 6.50% of any premium paid.

•

Timing of Premium Payments—Because the amount of sales expense charge deducted is based on the Target Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The examples below describe how current sales expense charges may vary for premium payments received during one policy year versus another.

The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.

•	Payments in Excess of Target Premium

As noted above, in any given Policy Year, once the premiums you paid exceed the Annual Target Premium Threshold, we deduct a reduced sales expense charge (4.00% vs. 8.00% for Policy Years 1-10, 0.00% vs. 4.00% for Policy Years 11 and subsequent) from additional premium payments made in that Policy Year. However, if those same premium payments are made in the following Policy Year, they would be counted as Target Premium and would once again be subject to the

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current sales expense charge of 8.00% (for Policy Years 1-10) or 4.00% (for Policy Years 11 and subsequent) up to the Target Premium for that Policy Year.

For example, for a policy with an anniversary of January 1 and a Target Premium of $1,000:

•	If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Target Premium, we would deduct a reduced sales expense charge on that payment of $500 x .04 or $20.00.

•

If instead you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.08 or $40.00. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Target Premium Threshold for Policy Year 2 had not yet been met.

The difference in current sales expense charges deducted on this payment—$20.00 versus $40.00—is due to the interaction between payment timing and the Target Premium. If the payment is made in the same Policy Year in which the Annual Target Premium Threshold has already been satisfied, it will be subject to lower sales expense charges than if made in a Policy Year in which the Annual Target Premium Threshold has not yet been met.

•	Effect of Step-Down in Sales Expense Charges at Policy Years 11 and Subsequent

As noted above, because current sales expense charges step down from Policy Years 10 to 11, the timing of a premium payment during this period will affect the sales expense charges assessed for a given premium amount. For example, for a policy with a Target Premium of $1,000:

•	If you made an annual premium payment of $1,500 in Policy Year 10, the sales expense charge would be:

a)	8.00% of the premiums paid up to your Target Premium—$1,000 x 0.08 or $80.00; plus

b)	4.00% of the premiums paid in excess of your Target Premium—$500 x 0.04 or $20.00.

The total annual sales expense charge deducted in Policy Year 10 would be $100.00.

•	If instead you made the same annual premium payment of $1,500 in Policy Year 11, however, the sales expense charge would be:

a)	4.00% of the premiums paid up to your Target Premium—$1,000 x 0.04 or $40.

Because there would be no sales expense charge deducted on the premium paid in excess of your Target Premium, the total annual current sales expense charge deducted in Policy Year 11 would be $40.00.

The difference in total annual current sales expense charges deducted—$100.00 versus $40.00 —is due to the reduced sales expense charge applicable to premiums paid in Policy Year 11 versus those paid in Policy Year 10.

As these two examples demonstrate, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider these issues when deciding in which Policy Year to make your premium payments.

STATE PREMIUM TAX CHARGE

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Various states and jurisdictions impose a tax on premiums received by insurance companies: State premium tax rates vary from state to state and currently range from 0% to 3.5%. (The rate may be higher in certain U.S. possessions.) We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual premium tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.

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FEDERAL TAX CHARGE

•

For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

DEDUCTIONS FROM CASH VALUE

Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. For Series 2, we will also deduct a Mortality and Expense Risk charge and a Separate Account administrative charge from the Cash Value. During the first three Policy Years, we will also deduct a charge per $1,000 of the current face amount of your policy, not including riders (for Series 2) or a charge per $1,000 of the initial face amount of your policy, not including riders (for Series 1). If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTR ACT CHARGE

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

Currently, we deduct a monthly contract charge of $60 per month from policies in their first Policy Year, and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge more than $62 per month for the monthly contract charge during the first Policy Year and $12 per month thereafter.

CHARGE FOR COST OF INSURANCE PROTECTION

On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Value of your policy. This charge covers the cost of providing life insurance protection.

The cost of insurance charge is calculated by adding any applicable flat extra charge which might apply to certain insureds based on our underwriting to the monthly cost of insurance rate which applies to the insureds at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy divided by 1.00327 and the policy’s Cash Value. The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. Cash Value varies based on investment returns, any unpaid loans and accrued interest, charges, and premium payments. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. A different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insureds’ ages and circumstances at the time of the increase.

We determine the initial rate of the monthly cost of insurance we apply to your policy based upon current underwriting. This determination is based on various factors including gender, underwriting class and issue age of both insureds and the Policy Year. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The current cost of insurance rates, however, will never be more than the guaranteed maximum rates shown on the Policy Data Page. We base the guaranteed rates on the 1980 Commissioner’s Standard Ordinary Mortality Tables appropriate to each Insured’s underwriting class if the insureds are a standard underwriting class. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

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MORTALITY AND EXPENSE RISK CHARGE (Series 2 only)

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. On each Monthly Deduction Day, we will deduct a Mortality and Expense Risk charge from the Cash Value to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

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Current—We currently deduct a monthly Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the Separate Account Value. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

•	Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the Separate Account Value.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE (Series 2 only)

We deduct an administrative charge each month equal to a percentage of the Separate Account Value as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.10%, or $1 per $1,000, of the Separate Account Value.

CHARGE PE R $1,000 OF THE CURRENT FACE AMOUNT (Series 2 only)

CHARGE PER $1,000 OF THE INITIAL FACE AMOUNT (Series 1 only)

On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy’s current face amount (for Series 2) or initial face amount (for Series 1), not including riders. This charge will always be at least $10 per month and will never be more than $100 per month. This charge will not be deducted in Policy Years 4 and beyond.

RIDER CHARGES

Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see “Table of Fees and Expenses.”)

Guaranteed Minimum Death Benefit Rider Charge: We will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy’s face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy’s Data Page.

First-to-Die Monthly Deduction Waiver Rider Charge: We will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

Level First-to-Die Term Rider Charge: We will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.

Life Extension Rider Charge (Series 2 only): We will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary when the younger insured is, or would have been, age 90, and ending when the younger insured is, or would have been, age 100. This charge will vary by gender, age, and underwriting class of each of the insureds.

Living Benefits Rider Charge: We do not deduct a charge for this rider until it is exercised. This rider is only available after the death of the first insured.

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EXPENSE ALLOCATION

With the Expense Allocation feature, you choose how to allocate deductions policy expenses. These include the monthly cost of insurance charge, the monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge (Series 2 only), a Mortality and Expense Risk charge (Series 2 only), and the charge per $1,000 of your policy’s Current Face Amount (Series 2 only) or of Initial Face Amount (Series 1 only), not including riders. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the MainStay VP Cash Management Investment Division, the unloaned portion of the Fixed Account, or a combination of the two.

If the values in the MainStay VP Cash Management Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned portion of the Fixed Account and/or DCA Plus Account.

SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE (Series 1 only)

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We deduct on a daily basis a Mortality and Expense Risk charge from each Investment Division to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

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Current—We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the average daily net asset value of each Investment Division. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

•

Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

ADMINISTRATIVE CHARGE (Series 1 only)

We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of 0.10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Table of Fees and Expenses—Annual Portfolio Company Operating Expenses” for more information.)

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TRANSACTION CHARGES

SURRENDER CHARGES

The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy, or if you decrease the Face Amount of your policy (including a decrease in the Face Amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal) during the first 15 Policy Years, or within 15 years after you increase the Face Amount, we will deduct a Surrender Charge. This charge is equal to 20% of the Target Premium multiplied by a percentage that is based on the age of the younger insured at the time the policy (or any face amount increase) is issued and the duration of that coverage from issue. For policies where the age of the younger Insured is below 85 at the time the policy (or any face amount increase) is issued, the percentage is 100% in years 1-6, declining 10% each year until it is 0% in Policy Year 16. For policies where the younger Insured is age 85 or above at the time the policy (or face amount increase) is issued, the percentage is 100% in years 1-4, declining 20% each year until it is 0% in year 9.

Example: Assume that a policy (a) has not had an increase in face amount, (b) has a Target Premium of $12,662, (c) is issued to a Male insured age 55 (Preferred) and a Female insured age 50 (Preferred) and (d) is surrendered in the third year after issue. The Surrender Charge for the policy would be $2,532.40 (i.e., (20% of $12,662) multiplied by 100%).

For additional information on surrender charges, including Surrender Charges after face amount increases and Surrender Charges on face amount decreases, please see the SAI.

FIRST-YEAR LAPSE/REINSTATEMENT CHARGE

In addition to the Surrender Charge described above, if you surrender your policy during the first Policy Year, we will deduct an additional charge from the Cash Surrender Value. This charge will also apply if the policy lapses during the first Policy Year and is reinstated subsequently. This charge will equal the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years, multiplied by the number of Monthly Deduction Days between the date of surrender/lapse and what would have been the first Policy Anniversary (or the date of reinstatement).

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PARTIAL WITHDRAWAL CHARGE

In addition to any applicable surrender charges a partial withdrawal charge, not to exceed $25, will apply upon any partial withdrawal.

TRANSFER CHARGE

We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

EXERCISE OF LIVING BENEFITS RIDER

A one-time charge of $150 will apply if you exercise the Living Benefits Rider.

LOAN CHARGES

We currently charge an effective annual loan interest rate of 6%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8%. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in loan interest rate, but will never exceed 108%.

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. We guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). We guarantee that the interest rate we credit on loaned amounts will always be at least 4%. (See “Loans” for more information.)

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the Policy: the policyowner or contract owner, the Insureds, and the beneficiary. One individual can have one or more of these roles. Each party plays an important role in a Policy.

POLICY OWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

•	choose/add/delete riders

•	change a beneficiary

•	choose/change underlying Investment Options

•	take a loan against or take a partial withdrawal from the Cash Surrender Value of the policy

The current policyowner (on Non-Qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in a form acceptable to us and be sent to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). When the Company records the change, it will take effect as of the date the form was signed, subject to any payment

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made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement itself provides for tax deferral on any growth.

INSUREDS: These individuals’ personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on two Insureds, and pays Policy Proceeds when the last surviving Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options for Series 2 and two choices for Series 1; (3) access to the policy’s Cash Surrender Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s face amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of premium and expense allocation options, consisting of 60 Investment Divisions, a Fixed Account, and a DCA Plus Account with a guaranteed minimum interest rate of 4%. We will never declare a rate less than the guaranteed minimum Fixed Account interest rate stated on the Data Page of your policy. The guaranteed minimum interest rate for the DCA Plus Account will never be less than the guaranteed minimum interest rate for the Fixed Account.

Your policy will stay in effect as long as the Net Cash Value of your policy is sufficient to pay your policy’s monthly deductions. We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the last surviving Insured dies.

Series 1 and 2 offer you a choice of either a level life insurance benefit equal to the face amount of your policy (option 1), or a life insurance benefit that varies and is equal to the sum of your policy’s face amount and Cash Value (option 2). If you choose Option 2, the life insurance benefit will increase or decrease depending on the performance of the Investment Options you select. However, your policy’s life insurance benefit will never be less than the Face Amount of your policy. In addition, Series 2 offers a third option of a life insurance benefit which varies and equals the sum of your policy’s face amount and the Adjusted Total Premium (option 3). The death benefit proceeds will be reduced by any outstanding loans and accrued loan interest.

HOW THE POLICY IS AVAILABLE

SVUL is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insureds should be disregarded as it relates to Qualified policies.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. The currently available methods of payment are: direct payments to NYLIAC, pre-authorized monthly deductions

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from your bank, a credit union or similar accounts and any other method agreed to by us. (See “Premiums” for more information.)

CASH VALUE

The Cash Value of your policy at any time is equal to the total value of your policy’s Accumulation Units in the Separate Account and any amount in the Fixed Account and/or the DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of the premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account and/or the DCA Plus Account;

•	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

•	the amount of charges we deduct.

The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Partial Withdrawals and Surrenders” for details about surrendering your policy.)

INVESTMENT DIVISIONS, THE FIXED ACCOUNT, AND THE DCA PLUS ACCOUNT

The balance of your premium payment after we deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for our list of available Investment Divisions) the Fixed Account, and within limits the DCA Plus Account, based on your instructions. You can choose a maximum of 21 Investment Options for Net Premium payments from among the 60 Investment Divisions, the Fixed Account, and/or the DCA Plus Account.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.

AMOUNT IN THE FIXED ACCOUNT AND/OR DCA PLUS ACCOUNT

You can choose to allocate all or a part of your Net Premium payments to the Fixed Account and, within limits, to the DCA Plus Account. The amount you have in the Fixed Account and/or DCA Plus Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

plus (2) any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Plus Account);

plus (3) any interest credited to the Fixed Account and/or DCA Plus Account;

less (4) any amounts you have withdrawn from the Fixed Account and/or DCA Plus Account;

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less (5) any charges we have deducted from the Fixed Account and/or DCA Plus Account;

less (6) any transfers you have made from the Fixed Account and/or DCA Plus Account to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 Investment Options, which include the 60 Investment Divisions, the Fixed Account and/or the DCA Plus Account.

You can request a transfer under the following conditions:

•

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is 10% of the amount in the Fixed Account at the beginning of the Policy Year. This means, for example, if you have $10,000 in the Fixed Account, it will take you 16 years to transfer out the entire amount. If during any period the interest rate being credited to the Fixed Account is equal to the guaranteed rate shown on the Policy Data page, the maximum amount you can transfer from the Investment Divisions to the Fixed Account is 10% of the amount in the Separate Account at the beginning of the Policy Year. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.

•

Minimum Transfer—The minimum amount you can transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account. Minimum transfer limitations do not count on transfers made from DCA Plus to the Investment Divisions or the Fixed Account.

•

Minimum Remaining Value—If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

•

Transfer Charge—We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these Investment Options. We will not count any transfer made in connection with the Dollar Cost Averaging, DCA Plus, Automatic Asset Rebalancing, and Interest Sweep options as a transfer toward the twelve transfer limit.

•	How to request a transfer:

(1)	submit your request in writing on a form we approve to the Variable Products Service Center VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

(2)	use the Interactive Voice Response system at 1-800-598-2019;

(3)	speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or

(4)	make your request through the VSC.

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time on a Business Day, or received on a non-Business Day, will be priced as of the next

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Business Day. (See “Management and Organization—Our Rights—How to Reach Us for Policy Services” for more information.)

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency or number of transfers.

Currently, if you or someone acting on your behalf requests either by telephone or electronically transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy immediately after funds have been transferred to the MainStay VP Cash Management Investment Division from the General Account and transfers made pursuant to the Dollar Cost Averaging, DCA Plus, Automatic Asset Rebalancing, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other

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policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order we submit may reflect one or more transfer requests from policyowners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies, which invest in the Fund Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Investment Options correspond to the affected underlying Fund Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on Portfolio management, such as:

a)	impeding a Portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

You can apply for additional benefits by selecting one or more optional riders. Except for the Living Benefits Rider, which is available without any additional charge, you must select your riders when you apply for

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your policy. You can only elect the Living Benefits Rider after one of the Insureds has died. The Living Benefits Rider is only available on Non-Qualified Policies. Generally, all other riders are available on both Non-Qualified and Qualified Policies, provided they are available in your state of issue.

•

Guaranteed Minimum Death Benefit Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you make certain premium payments into your policy.

•

First-to-Die Monthly Deduction Waiver Rider: As long as this rider is in effect, we will waive your policy’s monthly deductions after the first Insured’s death for the remainder of time the policy is in force.

•

Level First-to Die Term Rider: This rider provides a level term insurance death benefit that we will pay when either Insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both Insureds die at the same time.

•

Life Extension Benefit Rider (for Series 2): This rider becomes effective on the policy anniversary on which the younger Insured is, or would have been, age 100 and provides that the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy. The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See “Federal Income Tax Considerations” for more information.

•

Living Benefits Rider (also known as Accelerated Benefits Rider in most jurisdictions): Under this rider, if the last surviving Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You can only elect this rider after the death of one of the Insureds.

See the SAI for more information about riders and options.

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OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

POLICY SPLIT OPTION

You can exchange your policy, without evidence of insurability, for two equal separate life insurance policies, one on each of the Insureds within 6 months of the following two dates:

(1) the date that a final divorce decree which terminates the marriage of the Insureds has been in effect for six months; or

(2) the effective date of a change in the Federal tax law which results in:

(a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC); or

(b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

You must request a policy split in writing, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. At the time we receive your request:

(1) Both insureds must be living;

(2) Each new policy will be a variable adjustable life plan which is being offered by us on the date of the exchange; and

(3) An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

See the SAI for more information about the Policy Split Option.

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. You can elect this option as long as the Cash Value is $2,500 or more. To set up Dollar Cost Averaging, you must send a completed form to VPSC at one of the addresses listed on the first page of this prospectus or by any other method we make available. (See the SAI for more information.)

DOLLAR COST AVERAGING PLUS ACCOUNT (May Be Discontinued At Any Time)

The Dollar Cost Averaging Plus program permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment (minimum net premium of $1,000) is made. The DCA Plus Account must be elected at the time your policy is issued. (See the SAI for more information.)

AUTOMATIC ASSET REBALANCING (AAR)

If you choose this feature, we will rebalance your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. You can elect this option as long as the Separate Account Value is $2,500 or more. To set up AAR, you must send a completed AAR form to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You may modify an existing AAR by contacting Us at the phone number provided on page 1 of this prospectus or by any other method we make available. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. (See the SAI for more information.)

INTEREST SWEEP

You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is $2,500 or

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more. To set up Interest Sweep, you must send a completed form to VPSC at one of the addresses listed on the first page of the prospectus or by any other method we make available. (See the SAI for more information.)

MATURITY DATE

Unless the Life Extension Benefit Rider is in effect, your policy matures on the policy anniversary on which the younger insured is, or would have been, age 100. Beginning on this maturity date, the face amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans.

One year before your policy’s maturity date, we will notify you that on your maturity date you may elect either:

(1) to receive the Cash Surrender Value of your policy; or

(2) to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.

If you choose to continue the policy, we will continue to assess the Separate Account administrative charge and the Mortality and Expense risk charge on the cash value remaining in the Investment Divisions, and Fund charges for Series 1 and 2. The federal income tax treatment of a life insurance policy is uncertain after the younger insured is, or would have been, age 100. See “Federal Income Tax Considerations” for more information. If you choose to surrender your policy, you must submit a written notification, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Please consult your tax advisor regarding the tax implications of these options.

If your policy is still in effect when the last surviving insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because we have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus. As a general matter, you should compare both policies carefully before making any exchange. You should also remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. The new policy may also have a new surrender charge period, charges that may be higher (or lower), and benefits that may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for a new one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

In addition, because the final surrender value of your old policy will be determined after the new life insurance policy has been issued, this surrender value may be subject to any increases or decreases in policy values due to market fluctuations during the period between submission of the exchange request and the issuance of a new policy. The final surrender value may be determined several Business Days after your exchange request is received. Before any exchange, you should consult your current insurer about how to mitigate market exposure during this period.

24-MONTH EXCHANGE PRIVILEGE

Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Fixed Account of your policy, or (2) exchange your policy for a new survivorship permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as your original policy, but will not offer variable Investment Options such as the Investment Divisions.

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In order to exchange your policy:

•	your policy must be in effect on the date of the exchange;

•	you must repay any unpaid loan (including any accrued loan interest); and

•	you must submit a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

We will process your request for an exchange on the later of: (1) the Business Day on which we receive your written request along with your policy, or (2) the Business Day on which we receive the necessary loan payment for your exchange at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.

When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

PREMIUMS

For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums.

The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deduction charges from your bank, credit union or similar accounts or any other method agreed to by us.

Acceptance of initial and subsequent premium payments is subject to our suitability standards.

PLANNED PREMIUM

When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.

•	You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

•	Planned premium payments end on the policy anniversary on which the younger insured is, or would have been, age 100.

•	Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect.

Your policy will terminate if the Net Cash Value is insufficient to pay the monthly deduction charges or if you reach the end of the late period and you have not made the necessary payment.

UNPLANNED PREMIUM

An unplanned premium is a payment you make that is not part of the premium schedule you chose.

•	While at least one Insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the younger Insured is, or would have been, age 100. However, if

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payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

•	If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

•	The minimum unplanned premium amount we allow is $50.

•	We may limit the number and amount of any unplanned premium payments.

Unplanned premium payments must be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 330 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654 (or any other address we indicate to you in writing). Acceptance of initial and subsequent premium payments is subject to our suitability standards.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time up to the younger Insured is, or would have been, age 100. We will require one or more additional premium payments in the circumstance where the Net Cash Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make subsequent premium payments so that the Net Cash Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Net Cash Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Net Cash Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

We will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the free look period. On the Business Day following the free look period, we will allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected.

If you cancel your policy, we will pay you the greater of (a) your policy’s Cash Value calculated as of the Business Day either the VPSC or the registered representative through whom you purchased it receives the

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policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial surrenders you have taken.

If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

PREMIUM PAYMENTS

Premium payments must be mailed to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other methods agreed to by us.

When we receive a subsequent premium payment, we deduct the sales expense, state premium tax, and federal tax charges that apply. The balance of the premium is called the “net premium.” We apply your Net Premium to the Investment Divisions, Fixed Account and/or the DCA Plus Account according to your instructions.

The premium payments you make during the free look period are applied to our General Account. After this period is over, we allocate your Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to VPSC at one of the addresses for payment of subsequent premiums listed on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses for payment of subsequent premiums listed on the first page of this prospectus. The allocation percentages must be in whole numbers.

CHECK-O-MATIC

Check-O-Matic is a service that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. To set up the Check-O-Matic feature, you must submit your request in writing on a form we approve to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an electronic (“Check-O-Matic”) premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) that you wish to resume the arrangement and we agree to do so.

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POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the initial premium payment that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day, which will be the policy Issue Date unless you request a different Policy Date.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid. You can request an increase in the Face Amount of your policy if all of the following conditions are met:

•	both insureds are still living;

•	the older insured is age 90 or younger

•	the increase you are requesting is $5,000 or more;

•	you submit a written application signed by each insured and the policyowner along with satisfactory evidence of insurability.

We can limit any increase in the face amount of your policy.

To increase the Face Amount of your policy, you must either contact your registered representative or submit a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If an increase is approved, we will increase the face amount on the Monthly Deduction Day on or after the date we approve the increase. You should consider the following consequences when increasing the Face Amount of your policy:

•	additional cost of insurance charges;

•	a new suicide and contestability period applicable only to the amount of the increase;

•	a new fifteen-year surrender charge period, applicable only to the amount of the increase;

•	a change in the life insurance benefit percentage applied to the entire policy under Section 7702 of the IRC; and

•	a possible new seven-year testing period for modified endowment contract status.

Under certain circumstances, you can request a decrease in the Face Amount of your policy if both of the following conditions are met:

•	either insured is still living; and

•	the decrease you are requesting will not reduce the policy’s face amount below $100,000.

To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You should consider the following possible consequences when decreasing the Face Amount of your policy:

•	a change in the total policy cost of insurance charge;

•	a surrender charge applicable to the amount of the decreased Face Amount (we will deem the amount

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attributable to your most recent increase in the Face Amount to be canceled first); and

•	adverse tax consequences.

For more information about changing the Face Amount of your policy, see the SAI.

POLICY PROCEEDS

We will pay proceeds to your beneficiary when we receive satisfactory proof that the last surviving insured died. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus 2)	any additional death benefits available under the riders still in effect;

less 3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

We will pay interest on these proceeds from the date the last surviving insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send a written request to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.

PAYEES

The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy’s beneficiary:

•	You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the last surviving insured dies.

•	You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

•

To change a revocable beneficiary while an insured is living, you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

•

If no beneficiary is living when the last surviving insured dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The

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present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

HOW POLICY PROCEEDS WILL BE PAID

While the Insureds are living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.

If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.

Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the last surviving Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

LUMP SUM PAYMENT

If you specified that the Policy Proceeds be paid in a lump sum, after the death of the last surviving insured, the beneficiary can choose among the following methods of payment:

•	We will issue a single check for the amount of the Policy Proceeds; or

•	Policy Proceeds will be paid over time through one of the various payment options described below.

After we are notified of the death of the last surviving insured, the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds.

PAYMENT OPTIONS

If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option, an Interest Payment Option, or a Life Income Option. (Those receiving payments under these options — whether they are designated by you or the beneficiary — will be referred to as “payees” below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.

•	Interest Accumulation Option (Option 1 A)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, interest will accumulate on the balance at a rate we reset annually. The interest crediting rate will never be less than 3%. Sums withdrawn will be credited interest up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Interest earned on any balance will be paid directly to the payee on a monthly, quarterly, semi-annual or annual basis. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%.

•	Life Income Option (Option 2)

Under this option, the Policy Proceeds are applied to the purchase of a single premium life annuity policy that will make equal monthly payments during the lifetime of the payee. The annuity policy is issued when the first premium payment is due. Payments under the annuity will remain level and are guaranteed for a period that you (or the beneficiary, if applicable) specify—5, 10, 15 or 20 years—even if the specified payee dies sooner.

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Payments are based on the adjusted annuity premium rate in effect at the time of issue, but will never be less than the corresponding minimum amount shown in the “Option 2” table of your policy. Upon request, we will send you (or the beneficiary, if applicable) a statement of the minimum amount of each monthly payment—based on the gender and adjusted age of the payee(s)—before this option is elected.

If the first annuity payment was due in 2016 or after, we will decrease the payee’s actual age to arrive at the payee’s adjusted age. Such decreases will result in lower monthly annuity payments to the payee. Adjustments to the payee’s age will be made as follows:

2006-2015	2016-2025	2026-2035	2036 and later
0	-1	-2	-3

ELECTING OR CHANGING A PAYMENT OPTION

While at least one of the insureds is living, you can elect or change your payment option. To change your payment option you must send a written request to VPSC in a form acceptable to us at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)

After the last surviving insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing at VPSC at one of the addresses listed on the first page of this prospectus and we agree.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Under the following situations, payment of proceeds may be delayed:

•

We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawals from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or

(2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

•

We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account and/or the DCA Plus Account for up to six months from the date we receive your request.

•

We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be

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moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loans, death benefit proceeds, or payments under a settlement option or amounts due pursuant to the free look provision until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender, withdrawal or Cash Surrender Value for 30 days or more.

We add interest to Policy Proceeds from the date of death to the date of payment at a rate at least equal to the minimum required by law.

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LIFE INSURANCE BENEFIT OPTIONS

•	Your Life Insurance Benefit for Series 1 Policies

Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers two options:

Option 1—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the last surviving Insured’s date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

Option 2—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the last surviving Insured’s date of death plus the policy’s Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value will fluctuate due to performance of the Investment Divisions you choose. Your Life Insurance Benefit will never be less than your policy’s Face Amount.

•	Your Life Insurance Benefit for Series 2 Policies

Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

Option 1—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the last surviving Insured’s date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

Option 2—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the last surviving Insured’s date of death plus the policy’s Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value will fluctuate due to performance of the Investment Divisions you choose. Your Life Insurance Benefit will never be less than your policy’s Face Amount.

Option 3—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the last surviving Insured’s date of death plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (equals total premiums paid minus any partial withdrawals). Your Life Insurance Benefit will never be less than your policy’s Face Amount. The Guaranteed Minimum Death Benefit Rider is not available for Option 3.

Under all options for Series 1 and Series 2, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets the CVAT.

Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same face amount and premium payments under these options:

•	If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

•

If you choose Option 2, your Life Insurance Benefit will vary with your policy’s Cash Value, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

•

If you choose Option 3 (for Series 2 only), your Life Insurance Benefit will vary with your policy’s Adjusted Total Premium, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

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Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

You can change the Life Insurance Benefit Option for your policy while both insureds are living, and to Option 1 if only one insured is living. For Series 2, changes to Option 3 are not permitted. We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would cause: (1) the face amount of the policy to be less than the policy minimum, (2) the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3) the policy’s face amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the younger insured is, or would have been, age 100.

Changes From Option 1 To Option 2

If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to the Face Amount decreases at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the Face Amount decrease.

Changes From Option 2 To Option 1

If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

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Changes From Option 3 To Option 1 (For Series 2 only)

If you change from Option 3 to Option 1, we will increase the policy’s Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

Changes From Option 3 To Option 2 (For Series 2 only)

If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to Face Amount decreases at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the Face Amount decrease.

In order to change your Life Insurance Benefit Option, you must submit a signed written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request. (See the SAI for examples of how an option change can impact your Life Insurance Benefit.) Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax adviser before changing your Life Insurance Benefit Option.

ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase.

SUICIDE

While your policy is in effect:

•	If the death of the first insured who dies as a result of suicide is within two years of the Issue Date, your policy will continue to be in effect on the last surviving insured.

•

If the suicide of both insureds occurs at the same time, or if the suicide of the last surviving insured occurs within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If the suicide(s) occurs within two years of the effective date of a face amount increase, we will also pay the limited life insurance benefit, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for

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that increase.

•

If a suicide occurs within 2 years of the effective date of a Face Amount increase, the only amount payable with respect to that increase will be the total cost of insurance deducted for the increase. No new suicide exclusion period will apply if the face amount increase was due solely to a change in the Life Insurance Benefit Option.

MISSTATEMENT OF AGE OR GENDER

If the policy application misstates either or both the insured(s)’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

While an insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.) You cannot assign Qualified Policies.

PARTIAL WITHDRAW ALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can request a partial withdrawal from your policy if an insured is living, the partial withdrawal being requested is at least $500, and the withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section  7702.

AMOUNT AVAILABLE TO WITHDRAW

You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your request. We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below the minimum face amount, which is $100,000. See “The Effect of a Partial Withdrawal” for more information about how a partial withdrawal can reduce the policy’s face amount.

REQUESTING A PARTIAL WITHDRAWAL

You can request a partial withdrawal from your policy by sending a written request to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a partial withdrawal request to send proceeds electronically to that bank account or through the mail to that address. Please note that partial withdrawal requests for amounts greater than $50,000 must be received in a form acceptable by us and include a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to

54

you in writing). Faxed requests are not acceptable and will not be honored at any time. We will also not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. We may, however, delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Policy Proceeds” for more information.)

Your requested partial withdrawal will be effective on the date we receive your written request. If, however, the day we receive your request is not a Business Day or if your request is received after the NYSE’s close, then the requested partial withdrawal will be effective on the next Business Day.

When you make a partial withdrawal, we reserve the right to deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may result in a decrease in your policy’s face amount, which may cause a surrender charge to apply. This charge will equal the difference between the surrender charge that we would have charged had you surrendered your entire policy before the decrease and the surrender charge that we would charge if you were to surrender your policy after the decrease.

You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. If you do not specify this, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions, the Fixed Account, and/or the DCA Plus Account in proportion to the amounts you have in each of these Investment Options. We will not accept a partial withdrawal request that is greater than the amount in the Investment Divisions, the Fixed Account, and/or the DCA Plus Account you have chosen.

A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See “Federal Income Tax Considerations” for more information.)

The Effect of a Partial Withdrawal (Series 1 only)

When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge. This will also result in a reduction to Net Cash Value.

•	Option 1

If you have elected Life Insurance Benefit Option 1, we reduce your policy’s face amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy’s face amount.

•	Option 2

If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s face amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

The Effect of a Partial Withdrawal (Series 2 only)

When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge. The will also result in a reduction to Net Cash Value.

•	Option 1

If you have elected Life Insurance Benefit Option 1, we reduce your policy’s face amount by the difference between:

(a) the amount of the withdrawal; and

(b) the greater of:

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(1) The Cash Value of the policy immediately prior to the withdrawal, minus the face amount divided by the applicable percentage at the time of withdrawal, as shown on Policy Data page, or

(2) zero.

If the above results in zero or a negative amount, there will be no adjustment in the face amount.

•	Option 2

If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s face amount.

•	Option 3

For policies where Life Insurance Benefit Option 3 is in effect, the face amount of the policy will be reduced by the difference between:

(a) the amount of the withdrawal; and

(b) the greater of:

(1) the Cash Value of the policy immediately prior to the withdrawal minus the face amount divided by the applicable percentage at the time of the withdrawal, as shown on your Policy Data Page, or

(2) the Adjusted Total Premium immediately prior to the withdrawal.

If the above results in zero or a negative amount, there will be no adjustment in the face amount.

Any decrease in the face amount caused by the withdrawal will first be applied against the most recent increase in face amount. It will then be applied to other increases in face amount and then to the initial face amount in the reverse order that they took place. Surrender charges may apply to Face Amount decreases. However, we will not apply a surrender charge if you have elected the Policy Split Option or the 24 Month Exchange Privilege.

As a result of a partial withdrawal, you may also need to make additional premium payments so that the Net Cash Value of your policy is sufficient to pay the charges to keep your policy in effect.

SURRENDERS

CASH SURRENDER VALUE

The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges that may apply and less outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional surrender charge applies. Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and the DCA Plus Account, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while either insured is living. (See “Table of Fees and Expenses” for more information.)

REQUESTING A SURRENDER

To surrender the policy, you must send written notification, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address.

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WHEN THE SURRENDER IS EFFECTIVE

Your surrender will be effective as of the end of the Business Day VPSC receives your written request and the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Policy Proceeds” section. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)

SURRENDER CHARGES

If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the face amount of your policy, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See “Charges Associated with the Policy—Transaction Charges” for more information). Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

LOANS

You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to 90% of your policy’s Cash Value, less any surrender charges, and, in the first Policy Year, less the amount of any additional contract charge that would apply if you were to fully surrender your policy during that time. (See “Charges Associated with the Policy—Transaction Charges—Surrender Charges” for more information.) Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or the DCA Plus Account.

If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.

YOUR POLICY AS COLLATERAL FOR A LOAN

When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Plus Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.

Please note that loan requests for amounts greater than $50,000 must be received in a form acceptable to us and include a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing and sent to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests

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are not acceptable and will not be honored at any time. We will also not accept e-mailed loan requests or e-mails of imaged, signed requests.

LOAN INTEREST

We currently charge an effective annual loan interest rate of 6%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. We guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). We guarantee that the interest rate we credit on loaned amounts will always be at least 4%. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

•	the policy anniversary;

•	the date you surrender the policy;

•	the date you fully repay a loan;

•	the date the policy lapses; or

•	the date on which the last surviving insured dies.

Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Net Cash Value, the greater the risk that the remaining Net Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charge would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all Investment Divisions.

LOAN REPAYMENT

You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will first use the money to cancel all or part of any portion of the outstanding loan which was originally taken from the Fixed Account and/or DCA Plus Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Repayments of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

EXCESS LOAN CONDITION

If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less surrender charges, we will mail a notice to you at your last known address. We will also send a

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copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain and penalty tax to you.

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited on loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount. (See “Federal Tax Considerations” for more information.)

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Net Cash Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

During the late period, we will pay your beneficiary any benefits the beneficiary is entitled to as follows:

•

If the last surviving insured dies during the late period, we will pay the Policy Proceeds, which we will reduce by the unpaid monthly deductions from Cash Value for the full policy months from the beginning of the late period through the policy month in which the last surviving insured dies.

•

If the policy has a First-to-Die Monthly Deduction Waiver Rider and either insured dies while the policy is in the late period, we will approve the waiver claim when you pay all overdue monthly deductions from Cash Value.

•	If the policy has a Level First-to-Die Term Rider and either insured dies while the policy is in the late period, we will pay the proceeds due under this rider less any overdue charges for this rider.

REINSTATEMENT OPTION

If your policy has lapsed, you can request that we reinstate your policy if all of these conditions are met:

•

you send a written request for reinstatement in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other date we indicate to you in writing) within five years after your policy is terminated;

•	both insureds are living (However, we will accept your reinstatement request when only one insured is living, if the other insured died before your policy terminated); and

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•	you have not surrendered your policy.

Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts withdrawn or borrowed from the policy.

Before we reinstate your policy, we must also receive the following:

(1) payment equal to the sum of (a) and (b) where:

(a) is an amount sufficient to keep the policy in effect for at least three months. This amount will consist of any amount necessary to bring the Net Cash Value above zero plus three monthly deduction charges (and any monthly deduction charges due and unpaid at time of lapse) multiplied by a factor in order to account for premium expense charges; and

(b) is 115% of any additional contract charge for a policy that ended during the first Policy Year and is later reinstated.

(2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. on any Business Day, or any non-Business Day will be credited on the next Business Day

The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment due, which is the amount specified in (1) above.

If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed plus the reinstatement payment net of administrative expenses, less any monthly deduction charges due and unpaid at time of lapse, less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan and any accrued loan interest from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

If the policy lapses during the first Policy Year and is subsequently reinstated, we will assess the first-year lapse/reinstatement charge.

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DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.1% per year. (This figure is a percentage of planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are: Male issue age 55, issued Preferred, and Female Issue Age 50, issued Preferred, with an initial face amount of $1,000,000.) Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

The total commissions paid during the fiscal year ended December 31, 2014, 2013 and 2012 were $218,586, $247,138, and $333,828, respectively. NYLIFE Distributors did not retain any of these commissions.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.

NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.

Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.

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FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues”, below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIA C AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to extent those items are applied to increase tax deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/ or DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account and/or DCA Plus Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend

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for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may, as described below, also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

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IRC SECTION 101(j)—IMPACT OF EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $120,000 (for 2015), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent the Act may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting at any time during the policy’s life. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will

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start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

STATUS OF THE POLICY AFTER THE YOUNGER INSURED IS AGE 100

The policy provides that beginning on the policy anniversary on which the younger insured is, or would have been, age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the life insurance benefit under the policy will equal the Cash Value. The IRS has not issued final guidance on the status of a life insurance policy after the younger insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the younger insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the younger insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

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If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

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EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured and if you have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.

OTHER TAX ISSUES

Federal gift and estate and state and local gift, estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.

QUALIFIED PLANS

The policies are intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing, 401(k) plans, money purchase pension plans and defined benefit plans, purchaser of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOL DING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States

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generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deduction charges from banks (“Check-o-Matic”), payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How To Reach Us for Policy Services”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.

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FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2014 and 2013, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2014, and the statement of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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STATE VARIATIONS

VARIATIONS BY JURISDICTION (FOR SERIES 1)

The following lists by jurisdiction any variations to the statements made in this prospectus.

Pennsylvania, Vermont and Virginia

The definition of “Net Cash Value” in the “Definitions” section of the Prospectus should be deleted and all references in the Prospectus to the term “Net Cash Value” should be deleted and replaced with “Cash Surrender Value.” In addition, sub-paragraph (1)(a) of the “Termination and Reinstatement—Reinstatement Option” section of the Prospectus that describes the reinstatement payment should be deleted and replaced with the following description, “ is an amount sufficient to keep the policy in effect for at least three months, including monthly deduction charges and premium expense charges; and”. Finally, the first sentence of the seventh paragraph of the “Termination and Reinstatement—Reinstatement Option” section of the Prospectus that describes the Cash Value of the reinstated policy should be deleted and replaced with the following sentence, “The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated, less any unpaid loan and accrued interest, if not repaid.”

California

•

Free Look—If you cancel your policy, we will pay you your policy’s Cash Value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

Colorado

•

Transfers to the Fixed Account—If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

•	The Suicide Exclusion period is one year from the Issue Date.

Connecticut

•	Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

District of Columbia

•

Free Look Period—You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your Net Premiums according to your instructions.

Florida

•

Late Period—The late period is the 31 days following the Monthly Deduction Day that the Cash Surrender Value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

Indiana

•	Free Look—You may return the policy to any of our registered representatives.

Maryland

•	Partial Withdrawals—We have the right to deny any partial withdrawal which would cause the face

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amount of the policy to drop below $100,000.

•	Additional Benefits through Riders—The GMDB rider is called the Guaranteed No Lapse Benefit Rider.

Massachusetts

•

Transfers to the Fixed Account—If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

•	Guaranteed Minimum Death Benefit—This rider is not available.

Michigan

•	Living Benefits Rider—You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

New Jersey

•	Policy Date—You may not choose a Policy Date that is before your policy’s Issue Date.

•	Face Amount Increases—You are allowed to increase your policy’s face amount only once each Policy Year.

•	Face Amount Decreases—You are allowed to decrease your policy’s face amount only once each Policy Year.

•	Unplanned Premium—You are allowed a maximum of twelve unplanned premium payments each Policy Year.

•	State Premium Tax Charge—We will not increase the charge above 2.0%.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

•	Changing Your Life Insurance Benefit Option—You may make only one change to your Life Insurance Benefit Option each Policy Year.

•	Partial Withdrawals—You may take only one partial withdrawal in the first Policy Year, if Life Insurance Benefit Option 1 is in effect.

•	Guaranteed Minimum Death Benefit—This rider is not available.

New York

•	Face Amount Increases—You are allowed to increase your policy’s face amount only once each Policy Year.

•	Face Amount Decreases—You are allowed to decrease your policy’s face amount only once each Policy Year.

•	Unplanned Premium—You are allowed a maximum of twelve unplanned premium payments each Policy Year.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

•	Changing Your Life Insurance Benefit Option—You may make only one change to your Life Insurance Benefit Option each Policy Year.

•	Policy Termination—Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The Cash Surrender Value will be paid at that time.

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North Carolina

•

Free Look Period—You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your Net Premiums according to your instructions.

Oregon

•	State Premium Tax Charge—In Oregon, this tax is referred to as a “tax charge back” and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

Pennsylvania

•	Policy Split Option—Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

•	Misstatement of Age or Sex—In the event of such misstatement, we will adjust the Life Insurance Benefit provided by your policy, but we will not adjust the Cash Value.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

•

Loan Repayment—Where we have sent a notice that your policy is in danger of terminating because the amount of your unpaid loan plus accrued loan interest exceeds the Cash Surrender Value of your policy, we will only terminate your policy if you do not make the necessary payments within 61 days from the date we mail the notice.

•

Late Period—We will not terminate your policy until 61 days after the date we mail a notice to you informing you that the Cash Surrender Value of your policy is insufficient to cover the required monthly deductions.

Texas

•	Face Amount Increases—You are allowed to increase your policy’s face amount only once each Policy Year.

•	Face Amount Decreases—You are allowed to decrease your policy’s face amount only once each Policy Year.

•	Changing Your Life Insurance Benefit Option—You may make only one change in your Life Insurance Benefit Option each Policy Year.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

•	Unplanned Premium—You are allowed a maximum of twelve unplanned premium payments each Policy Year.

•	Partial Withdrawals—You may take only one partial withdrawal in the first Policy Year, if Life Insurance Benefit Option 1 is in effect.

•	Guaranteed Minimum Death Benefit—This rider is not available.

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VARIATIONS BY JURISDICTION (FOR SERIES 2)

The following lists by jurisdiction any variations to the statements made in this prospectus.

Pennsylvania, Vermont and Virginia

The definition of “Net Cash Value” in the “Definitions” section of the Prospectus should be deleted and all references in the Prospectus to the term “Net Cash Value” should be deleted and replaced with “Cash Surrender Value.” In addition, sub-paragraph (1)(a) of the “Termination and Reinstatement—Reinstatement Option” section of the Prospectus that describes the reinstatement payment should be deleted and replaced with the following description, “ is an amount sufficient to keep the policy in effect for at least three months, including monthly deduction charges and premium expense charges; and”. Finally, the first sentence of the seventh paragraph of the “Termination and Reinstatement—Reinstatement Option” section of the Prospectus that describes the Cash Value of the reinstated policy should be deleted and replaced with the following sentence, “The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated, less any unpaid loan and accrued interest, if not repaid.”

California

•

Free Look—If you cancel your policy, we will pay you your policy’s Cash Value on the date you return the policy, plus the charges deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

Colorado

•

Transfers to the Fixed Account—If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

•	The Suicide Exclusion period is one year from the Issue Date.

Connecticut

•	Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

District of Columbia

•

Free Look Period—You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your Net Premiums according to your instructions.

Florida

•

Late Period—The late period is the 31 days following the Monthly Deduction Day that the Cash Surrender Value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

Indiana

•	Free Look—You may return the policy to any of our registered representatives.

Maryland

•	Partial Withdrawals—We have the right to deny any partial withdrawal which would cause the face amount of the policy to drop below $100,000.

•	Additional Benefits through Riders—The GMDB rider is called the Guaranteed No Lapse Benefit Rider.

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Massachusetts

•

Transfers to the Fixed Account—If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

•	Guaranteed Minimum Death Benefit—This rider is not available.

Michigan

•	Living Benefits Rider—You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

Missouri

•	The Suicide Exclusion period is one year from the Issue Date.

New Jersey

•	Policy Date—You may not choose a Policy Date that is before your policy’s Issue Date.

•	Face Amount Increases—You are allowed to increase your policy’s face amount only once each Policy Year.

•	Face Amount Decreases—You are allowed to decrease your policy’s face amount only once each Policy Year.

•	Unplanned Premium—You are allowed a maximum of twelve unplanned premium payments each Policy Year.

•	State Premium Tax Charge—We will not increase the charge above 2.0%.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

•	Changing Your Life Insurance Benefit Option—You may make only one change to your Life Insurance Benefit Option each Policy Year.

•	Partial Withdrawals—You may take only one partial withdrawal in the first Policy Year, if Life Insurance Benefit Option 1 is in effect.

•	Guaranteed Minimum Death Benefit—This rider is not available.

New York

•	Face Amount Increases—You are allowed to increase your policy’s face amount only once each Policy Year.

•	Face Amount Decreases—You are allowed to decrease your policy’s face amount only once each Policy Year.

•	Unplanned Premium—You are allowed a maximum of twelve unplanned premium payments each Policy Year.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

•	Changing Your Life Insurance Benefit Option—You may make only one change to your Life Insurance Benefit Option each Policy Year.

•	Policy Termination—Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The Cash Surrender Value will be paid at that time.

•	Free Look Period—You have ten days from the date you receive your policy. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your

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policy to the General Account. After this ten day period, we will allocate your Net Premiums according to your instructions.

•

Change in Objective of an Investment Division—If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit survivorship life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue ages, sexes, and underwriting classes as your original policy, but will not offer variable Investment Options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

•

Maximum Transfer from the Fixed Account—The maximum amount you may transfer from the Fixed Account to the Investment Divisions during any Policy Year is 25% of the amount in the Fixed Account at the beginning of the Policy Year.

•

Policy Split Option—You must provide evidence of insurability for any exercise of this option. Also, in addition to divorce and certain tax law changes, the policy may be split in the event of the annulment of the insureds.

•

Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

•	Guaranteed Minimum Death Benefit—This rider is not available.

•	First-to-Die Monthly Deduction Waiver—This rider is not available.

North Carolina

•

Free Look Period—You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your Net Premiums according to your instructions.

Oregon

•	State Premium Tax Charge—In Oregon, this tax is referred to as a “tax charge back” and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

Pennsylvania

•

Transfer of Loan Interest to the Fixed Accounts—When a loan is taken and a transfer of funds is made from the Separate Account to the Fixed Account, the amount in the Fixed Account that is securing the outstanding loan will equal 100% of the sum of the new loan and any previous unpaid loans. While a policy loan is outstanding, no partial withdrawals or transfers that would reduce the Cash Value of the Fixed Account below 100% of the outstanding loan are permitted.

Texas

•	Face Amount Increases—You are allowed to increase your policy’s face amount only once each PolicyYear.

•	Face Amount Decreases—You are allowed to decrease your policy’s face amount only once each Policy Year.

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•	Changing Your Life Insurance Benefit Option—You may make only one change in your Life Insurance Benefit Option each Policy Year.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

•	Unplanned Premium—You are allowed a maximum of twelve unplanned premium payments each Policy Year.

•	Partial Withdrawals—You may take only one partial withdrawal in the first Policy Year, if Life Insurance Benefit Option 1 is in effect.

•	Guaranteed Minimum Death Benefit—This rider is not available.

Vermont

•

Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

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APPENDIX A

ILLUSTRATIONS FOR SVUL SERIES 2

The following tables demonstrate the way your policy works. The tables are based on the gender, age, underwriting class, for each of the Insureds, initial Life Insurance Benefit, and premium as follows:

The tables are for a Series 2 policy issued to a Male with Preferred underwriting class and issue age 55, and a Female with Preferred underwriting class and issue age 50 with a planned annual premium of $15,000, a Surrender Charge Premium of $12,662, an initial face amount of $1,000,000, and no riders. It assumes that the Cash Value Accumulation Test was used and that 100% of the Net Premium is allocated to the Separate Account.

The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value and Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above or below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for Individual Investment Divisions. They would also differ if any policy loans or partial surrenders were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges are based on the current cost of insurance rates. These deductions and charges, include all charges from planned premium payments and the Cash Value at their current levels as well as a monthly Mortality and Expense Risk charge equal to an annual rate of 0.60% (on a current basis) of the Separate Account Value, and a monthly asset based administrative charge equal to an annual rate of 0.10% of the Separate Account Value.

Table 2 reflects all deductions and charges under the policy and assumes that the cost of insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels as well as a monthly Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Separate Account Value and a monthly asset based administrative charge equal to an annual rate of 0.10% of the Separate Account Value.

All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.89% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees and the other expenses for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

For Series 2 taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of –0.89%, 5.06% and 9.02%, respectively.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a comparable illustration using the age, gender, and underwriting classification of the insureds for any initial Life Insurance Benefit and premium request. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

SERIES 2

FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

TABLE 1

MALE ISSUE AGE: 55, PREFERRED

FEMALE ISSUE AGE: 50, PREFERRED

PLANNED ANNUAL PREMIUM: $15,000

SURRENDER CHARGE PREMIUM: $12,662

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION: 1

ASSUMING CURRENT CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Returns			End of Year Cash Values(1) Assuming Hypothetical Returns			End of Year Cash Surrender Values(1) Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	11,972	12,724	13,226	9,439	10,192	10,693
2	1,000,000	1,000,000	1,000,000	24,276	26,538	28,094	21,743	24,006	25,561
3	1,000,000	1,000,000	1,000,000	36,348	40,911	44,151	33,815	38,379	41,619
4	1,000,000	1,000,000	1,000,000	48,707	56,400	62,039	46,174	53,868	59,506
5	1,000,000	1,000,000	1,000,000	60,872	72,562	81,407	58,340	70,029	78,874
6	1,000,000	1,000,000	1,000,000	72,847	89,425	102,377	70,315	86,892	99,845
7	1,000,000	1,000,000	1,000,000	84,621	107,006	125,069	82,341	104,727	122,790
8	1,000,000	1,000,000	1,000,000	96,167	125,309	149,597	94,141	123,283	147,571
9	1,000,000	1,000,000	1,000,000	107,492	144,366	176,115	105,719	142,593	174,342
10	1,000,000	1,000,000	1,000,000	118,603	164,216	204,795	117,083	162,697	203,276
15	1,000,000	1,000,000	1,000,000	173,118	279,274	390,596	172,865	279,021	390,343
20	1,000,000	1,000,000	1,149,785	219,848	418,383	664,615	219,848	418,383	664,615
25	1,000,000	1,000,000	1,598,470	255,259	585,884	1,065,647	255,259	585,884	1,065,647
30	1,000,000	1,054,429	2,202,238	268,235	786,888	1,643,462	268,235	786,888	1,643,462
35	1,000,000	1,248,921	3,006,863	236,129	1,023,706	2,464,642	236,129	1,023,706	2,464,642
40	1,000,000	1,487,134	4,150,749	99,001	1,293,160	3,609,347	99,001	1,293,160	3,609,347
45	0	1,749,126	5,686,847	0	1,604,702	5,217,290	0	1,604,702	5,217,290
50	0	2,035,106	7,740,536	0	1,995,202	7,588,761	0	1,995,202	7,588,761

(1)	Assumes no policy loan or partial withdrawal has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

SERIES 2

FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

TABLE 2

MALE ISSUE AGE: 55, PREFERRED

FEMALE ISSUE AGE: 50, PREFERRED

PLANNED ANNUAL PREMIUM: $15,000

SURRENDER CHARGE PREMIUM: $12,662

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION: 1

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Returns			End of Year Cash Values(1) Assuming Hypothetical Returns			End of Year Cash Surrender Values(1) Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	11,728	12,467	12,959	9,196	9,935	10,427
2	1,000,000	1,000,000	1,000,000	23,758	25,973	27,496	21,225	23,440	24,964
3	1,000,000	1,000,000	1,000,000	35,472	39,929	43,093	32,939	37,396	40,560
4	1,000,000	1,000,000	1,000,000	47,333	54,825	60,315	44,800	52,292	57,783
5	1,000,000	1,000,000	1,000,000	58,840	70,185	78,771	56,307	67,653	76,239
6	1,000,000	1,000,000	1,000,000	69,974	86,005	98,533	67,441	83,473	96,001
7	1,000,000	1,000,000	1,000,000	80,712	102,275	119,682	78,433	99,995	117,402
8	1,000,000	1,000,000	1,000,000	91,030	118,982	142,298	89,004	116,956	140,272
9	1,000,000	1,000,000	1,000,000	100,898	136,114	166,474	99,125	134,341	164,701
10	1,000,000	1,000,000	1,000,000	110,280	153,648	192,300	108,760	152,128	190,781
15	1,000,000	1,000,000	1,000,000	149,362	247,751	351,752	149,109	247,498	351,498
20	1,000,000	1,000,000	1,000,000	163,007	342,974	571,585	163,007	342,974	571,585
25	1,000,000	1,000,000	1,304,879	126,100	423,551	869,919	126,100	423,551	869,919
30	0	1,000,000	1,669,529	0	453,049	1,245,917	0	453,049	1,245,917
35	0	1,000,000	2,078,945	0	336,640	1,704,053	0	336,640	1,704,053
40	0	0	2,583,878	0	0	2,246,850	0	0	2,246,850
45	0	0	3,173,216	0	0	2,911,207	0	0	2,911,207
50	0	0	3,894,898	0	0	3,818,527	0	0	3,818,527

(1)	Assumes no policy loan or partial withdrawal has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about NYLIAC Survivorship Variable Universal Life (“SVUL”), including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Information about SVUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about SVUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a personalized illustration or additional information about your policy, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798

77

Statement of Additional Information

dated

May 1, 2015

for

NYLIAC Survivorship Variable Universal Life

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (“NYLIAC”)

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Survivorship Variable Universal Life (“SVUL”) prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2015 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling NYLIAC at 1-800-598-2019 or by writing to NYLIAC at the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). The prospectus is also posted on our corporate website, www.newyorklife.com. Capitalized terms used but not defined in the SAI have the same meaning as in the current prospectus.

SVUL is offered under NYLIAC Variable Universal Life Separate Account-I.

GENERAL INFORMATION AND HISTORY

The SVUL prospectus and SAI describe two flexible premium survivorship variable universal life insurance policies that NYLIAC issues. Series 1 is a SVUL policy NYLIAC offered for sale prior to May 10, 2002 and Series 2 is a SVUL policy NYLIAC offered for sale since May 10, 2002, where approved. Both Series 1 and Series 2 policies are no longer being offered. However we will still accept additional premiums under existing policies subject to any contractual restrictions that may exist.

About NYLIAC

NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC and Separate Account financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.

NYLIAC is a wholly-owned subsidiary of NYLIC, a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $139.5 billion at the end of 2014. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

About NYLIAC Variable Universal Life Separate Account—I

NYLIAC Variable Universal Life Separate Account—I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Tax Status of NYLIAC and the Separate Account

NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

The prospectus provides information about the policy and its riders. The following is additional information about these terms.

Funds and Eligible Portfolios

The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLAIC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment advisor, or its distributor.

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The Funds’ shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called “mixed funding.” The Funds’ shares may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each Valuation Day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Valuation Day to the end of the next Valuation Day.

Additions, Deletions, or Substitutions of Investments

We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another Portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account, as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

Changing the Face Amount of Your Policy

You can request an increase in the face amount of your policy if all of the following conditions are met:

•	both insureds are still living;

•	the older Insured is age 90 or younger;

•	the increase you are requesting is at least $5,000 or more;

•	the requested increase will not cause the policy’s face amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

•

you submit a written application signed by the insureds and the policyowner(s) to either your registered representative or to VPSC at one of the service addresses listed on the first page of the prospectus (or

3

any other address we indicate to you in writing) along with satisfactory evidence of insurability.

We can limit any increase in the face amount of your policy.

You can request a decrease in the Face Amount of your policy if all of the following conditions are met:

•	either insured is still living;

•	the decrease you are requesting will not reduce the policy’s Face Amount below the minimum Face Amount of $100,000; and

•

you submit a written application signed by the insureds and the policyowner to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).

We may limit any decrease in the face amount of your policy.

Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units

The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:

Series 1

(a/b) – c

Where: a = the sum of:

(1)	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus

(2)	the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

b =	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.

c =	a factor representing the Mortality and Expense Risk and administrative charges. This factor is deducted on a daily basis and is currently equal to an annual rate of 0.70% (the sum of 0.60% and 0.10%) of the value of each Investment Division’s assets.

Series 2

(a/b)

Where: a = the sum of:

(1)	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus

(2)	the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

b =	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.

The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

4

Additional Benefits Through Riders and Options

The following riders and options are (or have been) available with this policy, and a description of each is provided in the current prospectus:

Guaranteed Minimum Death Benefit (GMDB) Rider

First-to-Die Monthly Deduction Waiver Rider

Level First-to-Die Term Rider

Life Extension Benefit Rider (Series 2 only)

Living Benefits Rider

Riders and options are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider or option you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

There may be an additional charge for a rider.

Guaranteed Minimum Death Benefit (GMDB) Rider

Under this rider, if your total monthly deduction charges are greater than your policy’s Cash Surrender Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. Then, we will waive any excess amount of these charges, including the charge for this and any other rider. Generally, this rider is available with a benefit period of up to the younger insured’s age of 80 or 100. You may choose either expiry date as long as the benefit period is at least ten years.

The premium you must pay under this rider is called the “Monthly Guaranteed Minimum Death Benefit (GMDB) premium.” If you elect this rider, you will find the GMDB premium on the Policy Data Page. On the Monthly Deduction Date we will deduct a charge equal to $0.01 per $1,000 multiplied by the sum of your policy’s face amount and the face or benefit amount of any riders. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB Premium Test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB Premium Test (performed on each Monthly Deduction Day)

Cumulative premium payments to date	less	Cumulative partial withdrawals to date	must be at least equal to	Cumulative monthly GMDB premiums from the Policy Date to the date the test is performed

If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

Having this rider affects your ability to take policy loans in the following way:

(a) If you take a loan during the first two Policy Years, this rider will end.

(b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater

5

than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of up to 6.0% as of that date.

First-To-Die Monthly Deduction Waiver Rider

If either Insured dies while this rider is in effect, we will waive your policy’s monthly deductions listed below from cash value for the remainder of the policy. The charges we will waive under this rider are:

(a) the monthly contract charge;

(b) the monthly cost of insurance charge for the base policy (not including riders);

(c) the charge per $1,000 of the current face amount (not including riders), which only applies during the first three Policy Years (for Series 2); the charge per $1,000 of the initial face amount (not including riders), which only applies during the first three Policy Years (for Series 1); and

(d) any monthly rider charges.

These deductions are described in more detail under DEDUCTIONS AND CHARGES—Deductions from Cash Value and on the Policy Data Page.

There is an additional charge for this rider.

Level First-To-Die Rider

This rider provides a level term insurance death benefit which we will pay when either Insured dies while this rider is in effect. We will only pay the benefit under this rider once even if both Insureds die at the same time.

You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider.

There is an additional charge for this rider.

Life Extension Benefit Rider (Series 2 only)

This rider becomes effective on the policy anniversary on which the younger Insured is (or would have been) age 100. Under this rider, the life insurance benefit will continue to equal the Life Insurance Benefit of the policy effective on the date of the last surviving Insured’s death. Without this rider, on the policy anniversary on which the younger Insured is (or would have been) age 100, the Life Insurance Benefit would be equal to the policy’s Cash Value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

The charge for this rider is calculated as a percentage of the cost of insurance charges for the base policy in effect. The percentage is shown on the Policy Data Page. This charge will be deducted from the policy’s Cash Value on each Monthly Deduction Day beginning on the policy anniversary on which the younger Insured is (or would have been) age 90, and continuing until the policy anniversary on which the younger Insured is (or would have been) age 100. When this rider becomes effective, the assets of your policy invested in the Separate Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to the policy will end.

There is an additional charge for this rider.

To cancel this rider, you must send a signed written notice in a form acceptable to us to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). This rider will end on the Monthly Deduction Day on or next following receipt of your request.

6

Living Benefits Rider

When using this rider, after either Insured dies, if the last surviving Insured has a life expectancy of 12 months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit.

You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

Calculation Steps
Step 1 Eligible Proceeds X Elected percentage

Step 2 Results of Step 1 X Interest factor (varies)

Step 3 Result of Step 1 – Result of Step 2

Step 4 Result of Step 3 – Unpaid Loan – Administrative Fee

If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $100,000. We do not permit any subsequent acceleration.

Minimum accelerated benefit amount: $25,000

Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies’ policies).

When we make a payment under this rider we will reduce your policy’s face amount, Target Premium, rider death benefits, monthly deductions from Cash Surrender Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

Options Available at No Additional Charge

•	Policy Split Option

You can exchange your policy, without evidence of insurability, for two equal separate life insurance policies, one on each of the insureds within 6 months of the following two dates:

(1)	the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

(2)	the effective date of a change in the Federal tax law which results in:

7

(a)	a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC), or

(b)	a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

In addition, a split can be made for any other reason we agree.

To request a policy split you must send a written request, in a form acceptable to us, to VSPC at one of the addresses listed on the first page of the prospectus. At the time we receive your request:

(1)	Both insureds must be living;

(2)	Each new policy will be a variable adjustable life plan which is being offered by us on the date of the exchange; and

(3)	An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

About the New Policies

•	The Policy Date and Issue Date of each new policy will be the date when you split the policy.

•

The face amount of each new policy will equal one half of the face amount of this policy and the face amount of any second-to-die riders. The face amount of any first-to-die riders and the GMDB rider are not included on the new policies.

•	The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

•

We will not assess a fee or surrender charge on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the new policies you are splitting your policy into, including a new surrender charge schedule, to each of the new policies that result from the policy split.

•	The cost of insurance rates for each new policy will be based on the insured’s age and gender on the date of the split and most recent underwriting class on the original policy.

•	One half of the Cash Value [less unpaid loan and accrued interest] will be allocated as the initial premium for each new policy.

•	If the original policy has been assigned, each new policy will have the same assignment.

•

The IRS has ruled that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the original policy, the exchange is taxable.

•	Dollar Cost Averaging

Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

(1) the dollar amount you want to have transferred (minimum transfer: $100);

8

(2) the Investment Division you want to transfer money from;

(3) the Investment Divisions and/or Fixed Account you want to transfer money to;

(4) the date on which you would like the transfers to be made, within limits; and

(5) how often you would like the transfers made: monthly, quarterly, semiannually, or annually.

You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the DCA Plus Program (see below).

We will make Dollar Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th or 31st of the month. To process a Dollar Cost Averaging transfer you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested.

However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available or any other address we indicate to you in writing). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Rebalancing. However, you have the option of alternating between these two policy features. Dollar Cost Averaging is available when the DCA Plus Program is in place, but funds in the DCA Plus Account are not eligible for Dollar Cost Averaging.

•	DCA Plus Account (May Be Discontinued At Any Time)

This feature permits you to set up automatic dollar cost averaging using a 12-month DCA Plus Account and is only available at policy issue. The DCA Plus Account will earn a fixed interest rate. This fixed interest rate will be different and generally should earn a higher rate than the Fixed Account. The guaranteed minimum interest rate is the same as the Fixed Account’s minimum interest rate (4% for Survivorship Variable Universal Life). You can request DCA Plus in addition to our existing options.

In order to elect DCA Plus, you must allocate a minimum of $1,000 of your initial premium to the DCA Plus Account. If you do not allocate the minimum amount to the DCA Plus Account, the premium amount will be automatically applied to the Investment Divisions and/or the Fixed Account that you have specified to receive transfers from the DCA Plus Account. You must specify the Investment Divisions into which transfers from the DCA Plus Account are to be made. Amounts in the DCA Plus Account will be transferred to the Investment Divisions within a maximum of 12 monthly transfers. These monthly transfers will begin on a date selected by you. You cannot select the 29th, 30th or 31st as a date for these transfers. Transfers will be made on the same day or on the next Business Day (if the day is not a Business Day) each month for a 12-month period. The amount of transfer will be calculated at the time of the scheduled transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account. For example, the amount of the first monthly transfers out of the DCA Plus Account will equal 1/12 of the value of the DCA Plus Account on the date of the transfer. The amount of the remaining transfers will equal 1/11, 1/10, 1/9, 1/8, 1/7, 1/6, 1/5, 1/4, 1/3, 1/2, and the balance, respectively, of the value of the DCA Plus Account on the date of each transfer.

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Any subsequent premium allocated to DCA Plus that we receive during the 12 months of DCA Plus will be added to the existing balance in the DCA Plus Account and be subsequently transferred out in accordance with the remaining transfers. These subsequent premium contributions will be credited with the current interest rate for the DCA Plus Account in effect on the Business Day the premium is received. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate when they are in the DCA Plus Account waiting to be transferred to the Investment Divisions. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved. Only new premium contributions can be added to the DCA Plus Account while active. Transfers into the DCA Plus Account are not permitted. The entire value of the DCA Plus Account will be transferred out during the 12 month period or sooner if the balance falls below $100. If on any given month, the amount of a transfer would leave a balance of less than $100 in the DCA Plus Account, the entire balance will be transferred out at this point. Once the balance of the DCA Plus Account reaches zero, DCA Plus ends. If an additional premium payment is allocated to the DCA Plus Account, after the duration period has expired or the DCA Plus Account balance has reached zero, the premium contribution will be allocated to the DCA Plus destination funds and you will be notified that your allocations should be changed to reflect the end of DCA Plus.

You can make partial withdrawals, loans, and transfers (in addition to the automatic transfers described above) from the DCA Plus Account. Loans from the DCA Plus Account will be repaid to the Fixed Account.

You may cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).

Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

•	Automatic Asset Rebalancing

This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, performance variations in each of these Investment Divisions would cause this balance to shift. If you elect the Automatic Asset Rebalancing (AAR) feature, we will automatically rebalance the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify.

We will make AAR transfers either quarterly, semi-annually or annually, but not on a monthly basis, based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, you must send a written request in a form acceptable to VPSC, or by any other method we make available, at one of the addresses listed on the first page of the Prospectus (or any other addresses we indicate to you in writing). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

The minimum Separate Account Value is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,000 on a rebalancing date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this feature.

You can cancel or modify the AAR feature at any time. To cancel or modify the AAR feature, you may call us at 1-800-598-2019 or send a written cancellation request in a form acceptable to VPSC at one of the addresses listed on the first page of the Prospectus (or any other address we indicate to you in writing). You

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cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between the two features. AAR is available when the DCA Plus Program is in place but funds in the DCA Plus Account are not eligible for AAR.

•	Interest Sweep

You can choose to make Interest Sweep transfers out of the Fixed Account if the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless we have received a written request, in a form acceptable to us, at VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available or any other address we indicate to you in writing). NYLIAC must receive the request in writing not later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You cannot choose the Interest Sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your charges, you must allocate your charges to the MainStay VP Cash Management Investment Division.

You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Rebalancing feature. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Rebalancing transfer, we will process the Interest Sweep transfer first.

If an Interest Sweep transfer would cause more than 10% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds $2,000, the Interest Sweep feature will resume automatically as scheduled. You can cancel the Interest Sweep feature at any time by written request or by any other method we make available. To cancel the Interest Sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing) or by any other method we make available. Interest Sweep is available when the DCA Plus Program is in place, but funds in the DCA Plus Account are not eligible for Interest Sweep.

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Examples of IRC Section 7702 on Life Insurance Benefits

Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how CVAT can impact the Life Insurance Benefit.

EXAMPLES

(Effect of IRC Section 7702 on Life Insurance Benefit)

LIFE INSURANCE BENEFIT OPTION 1
Example 1:
Life Insurance Benefit = Face Amount
Face Amount	$100,000
Cash Value	$25,000
IRC Sec. 7702 Percentage	379%
Greater of:
Face Amount:	$100,000
% of Cash Value:
($25,000 x 379%)	$94,750

Life Insurance Benefit:	$100,000

Example 2:
Life Insurance Benefit = % Cash Value
Face Amount	$100,000
Cash Value	$50,000
IRC Sec. 7702 Percentage	379%
Greater of:
Face Amount:	$100,000
% of Cash Value:
($50,000 x 379%)	$189,500

Life Insurance Benefit:	$189,500

LIFE INSURANCE BENEFIT OPTION 2
Example 1:
Life Insurance Benefit = Face Amount + Cash Value
Face Amount	$100,000
Cash Value	$20,000
IRC Sec. 7702 Percentage	379%
Greater of:
Face Amount + Cash Value:	$120,000
% of Cash Value:
($20,000 x 379%)	$75,800

Life Insurance Benefit:	$120,000

Example 2:
Life Insurance Benefit = % Cash Value
Face Amount	$100,000
Cash Value	$40,000
IRC Sec. 7702 Percentage	379%
Greater of:
Face Amount + Cash Value	$140,000
% of Cash Value:
($40,000 x 379%)	$151,600

Life Insurance Benefit:	$151,600

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LIFE INSURANCE BENEFIT OPTION 3 (for Series 2 only)
Example 1
Life Insurance Benefit = Face Amount + Adjusted Total Premium
Face Amount	$100,000
Adjusted Total Premium	$50,000
Cash Value	$30,000
IRC Sec. 7702 Percentage	379%
Greater of:
Face Amount + Adjusted Total Premium:	$150,000
% of Cash Value:
($30,000 x 379%)	$113,700

Life Insurance Benefit:	$150,000

Example 2:
Life Insurance Benefit = % Cash Value
Face Amount	$100,000
Adjusted Total Premium	$50,000
Cash Value	$60,000
IRC Sec. 7702 Percentage	379%
Greater of:
Face Amount + Cash Value	$150,000
% of Cash Value:
($60,000 x 379%)	$227,400

Life Insurance Benefit:	$227,400

Changing Your Life Insurance Benefit Option

You can change the Life Insurance Benefit Option to Option 2 or Option 1 while both insureds are living, and to Option 1 if only one insured is living. For Series 2, changes to Option 3 are not permitted. We may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than $100,000, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the IRC, or (iii) cause the policy’s face amount to exceed our retention limits. In addition, no option changes will be permitted on or after the policy anniversary on which the younger insured is, or would have been, age 100.

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Additional Information About Changing Options

You can change the option you choose for your Life Insurance Benefit. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.

EXAMPLE

Changes From Option 1 To Option 2
Cash Value	$200,000
Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 - $200,000)	$800,000
Life Insurance Benefit immediately before and after option change	$1,000,000

Changes From Option 3 To Option 2 (For Series 2 only)
Cash Value is greater than Adjusted Total Premium
Adjusted Total Premium	$100,000
Cash Value	$150,000
Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 + 100,000 - $150,000)	$950,000
Life Insurance Benefit immediately before and after option change	$1,100,000

Changes From Option 3 To Option 2 (For Series 2 only)
Cash Value is less than Adjusted Total Premium
Adjusted Total Premium	$100,000
Cash Value	$80,000
Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 + 100,000 - $80,000)	$1,020,000
Life Insurance Benefit immediately before and after option change	$1,100,000

Changes From Option 2 To Option 1
Cash Value	$150,000
Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 + $150,000)	$1,150,000
Life Insurance Benefit immediately before and after option change	$1,150,000

Changes From Option 3 To Option 1 (For Series 2 only)
Adjusted Total Premium	$100,000
Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 + 100,000)	$1,100,000
Life Insurance Benefit immediately before and after option change	$1,100,000

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DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and the FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commissions payable to a broker-dealer in the first 30 policy years are equivalent to the present value of an annual commission rate for 30 years of 6.1% per year. (This figure is a percentage of planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are Male issue age 55, issued Preferred, and Female issue age 50, issued Preferred, with an initial face amount of $1,000,000.) Broker-dealers receive commission not to exceed 50% of premiums paid up to the Target Premium in Policy Year 1, 8% for Policy Year 2, 6.25% for Policy Years 3 and 4, 6.5% for Policy Years 5 and 6, 5.5% for Policy Year 7, 5.0% for Policy Years 8-10, and 3.5% for Policy Years 11-15, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-15.

The “Target Premium” is used in the calculation of the maximum commission payable and is based on the age(s) of the insured(s) at the inception of the policy, gender, and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

The total commissions paid during the fiscal year ended December 31, 2014, 2013 and 2012 were $218,586, $247,138, and $333,828, respectively. NYLIFE Distributors did not retain any of these commissions.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.

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UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured’s age; (b) the insured’s health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

In the case where a policy’s face amount of coverage is increased, premiums and Cash Values are allocated among the original and the incremental contracts based upon their relative Surrender Charges. For monthly deductions, Cash Values are allocated based on the earliest layer(s) of coverage first.

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ADDITIONAL INFORMATION ABOUT CHARGES

The following example reflects how charges can impact a policy.

This example assumes a Male issue age 55 and Female issue age 50, both Preferred, a Target Premium of $12,662, a face amount of $1,000,000, and life insurance benefit option 1. This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments. It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.06% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase.

PREMIUM	$15,000.00
Less sales expense charge(1)	1,106.48
Less state premium tax charge (2%)	300.00
Less Federal tax charge (1.25%) (if applicable)	187.50
NET PREMIUM	$13,406.02

Plus net investment performance for one year (earned from the Investment Divisions and/or the Fixed Account) (varies daily)	642.31
Less total annual monthly contract charge(2)	720.00
Less total annual monthly cost of insurance charge (varies monthly and with age)	32.22
Less total annual Mortality and Expense Risk charge (based on the Separate Account Value)	78.58
Less total annual monthly cost of riders(3)	0.00
Less total annual administrative charge	13.10
Less total annual charge per $1,000 of current face amount of your policy for one year (not including riders)	480.00

CASH VALUE	$12,724.44
Less surrender charge(4) (if applicable)	2,532.40
CASH SURRENDER VALUE (at the end of first Policy Year)	$10,192.04

You choose the amount of premium you intend to pay and the frequency that you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums

We allocate your net premium to the Investment Divisions and/or the Fixed Account based on your instructions.

Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Net Cash Value and Cash Surrender Value of your policy.

We may assess a surrender charge when you make a partial withdrawal or full surrender in the first fifteen Policy Years, or within fifteen years after you increase the face amount.

The amount of loans, withdrawals and surrenders you can make is based on your policy’s Cash Surrender Value. Your policy will terminate if your Net Cash Value is insufficient to pay your policy’s monthly charges.

(1)	For details about how we calculate the sales expense charge for your policy, you should refer to DEDUCTIONS AND CHARGES—Deductions from Premiums—Sales Expense Charge.
(2)	We currently deduct a monthly contract charge of $60 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.
(3)	This example assumes you have not chosen any riders.
(4)	If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to DEDUCTIONS AND CHARGES—Surrender Charges—Charges in Policy Years 1-15.

The following is additional information about specific charges that can be associated with your policy.

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Deductions from Premiums

•	Sales expense charge

We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, or the Separate Account administrative charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.

•	Target premium

When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, gender, and underwriting classes of both insureds and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Target Premium generally will increase these charges. You can find your initial Target Premium on the Policy Data Page. If you increase the face amount of your base policy, we will increase your Target Premium to reflect the amount of increase and the insured’s attained age on the most recent policy anniversary. If you decrease the face amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase.

•	State premium tax charge

Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners currently ranging from 0.0% to 3.5% of premium payments. We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

•	Federal tax charge

NYLIAC’s Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

•	Other tax charges

Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and the DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s Federal income taxes attributable to the Fixed Account and the DCA Plus Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

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TRANSACTION CHARGES

•	Surrender Charge

CHARGES IN POLICY YEARS 1-15

During the first fifteen Policy Years, we will deduct a surrender charge from the Cash Value of your policy if you:

•	surrender your policy; or

•	decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal).

This surrender charge is in addition to the sales expense charge. The surrender charge we will deduct if you surrender your entire policy (assuming you have not made any changes to your policy) is equal to the percentage shown in the table below (based on the age of the younger Insured at the time the policy (or any face amount increase) is issued and the duration of that coverage from issue) multiplied by 20% of your Target Premium for the year in which you surrender your policy. See DEDUCTIONS FROM PREMIUMS—Sales Expense Charge—Target Premium for an explanation of Target Premium. The surrender charge we will deduct if you decrease your policy’s face amount is described below.

Younger Insured < Issue Age 85
Duration of Coverage	Percentage Applied
1-6	100%
7	90%
8	80%
9	70%
10	60%
11	50%
12	40%
13	30%
14	20%
15	10%
16+	0%

Younger Insured > Issue Age 85
Duration of Coverage	Percentage Applied
1-4	100%
5	80%
6	60%
7	40%
8	20%
9+	0%

Example:	Assume that a policy (a) has not had an increase in face amount, (b) has a Target Premium of $12,662, (c) is issued when the younger insured is under age 85 and (d) is surrendered in the third year after issue. The surrender charge for the policy would be $2,532.40 (i.e., (20% of $12,662) multiplied by 100%).

ADDITIONAL CHARGE ON A SURRENDER/REINSTATEMENT IN THE FIRST POLICY YEAR

If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge will also apply if the policy lapses during the first Policy Year and is reinstated subsequently. This additional charge equals the difference between a and b multiplied by c [i.e., (a – b) × c], where:

a = the monthly contract charge for the first Policy Year;

b = the monthly contract charge for subsequent Policy Years; and

c = the number of Monthly Deduction Days between the day you surrender your policy (or the date your policy lapsed) and the first anniversary of your Policy Date (or the date of reinstatement).

SURRENDER CHARGES AFTER FACE AMOUNT INCREASES

If you increase your policy’s face amount (other than an increase that results from a change in your Life Insurance Benefit Option), we will apply a new surrender charge schedule to the amount of the increase in the face amount. This schedule will start on the day we process your request. The original surrender charge schedule will continue to apply to the original face amount of your policy.

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If you have made multiple increases to the face amount of your policy, and later decide to decrease the face amount of your policy or surrender it, we will calculate the surrender charge in the following order:

1) based on the surrender charge associated with the last increase in face amount;

2) based on each prior increase, in the reverse order in which the increases occurred; and

3) based on the initial face amount.

SURRENDER CHARGES ON FACE AMOUNT DECREASES

If you decrease the face amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge if you surrendered your entire policy after the decrease.

EXAMPLE:

Face Amount prior to Decrease:	$500,000
Amount of Decrease:	$100,000

Face Amount after Decrease:	$400,000
Surrender Charge on Face Amount prior to Decrease ($500,000)	$1,280
Less Surrender Charge on Face Amount after Decrease ($400,000)	$1,030

Surrender Charge Deducted	$250

We will not impose a surrender charge on a decrease or termination of any rider.

EXCEPTIONS TO SURRENDER CHARGE

We will not deduct a surrender charge if:

•	we cancel the policy;

•	we pay proceeds upon the death of the last surviving insured;

•	we pay a required IRS minimum distribution; or

•	you exercise the Policy Split Option.

DEDUCTIONS FROM CASH VALUE

Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. For Series 2, we will also deduct a Mortality and Expense Risk charge and a Separate Account administrative charge. During the first three Policy Years, we will also deduct a charge per $1,000 of the current face amount of your policy, not including riders (for Series 2) or a charge per $1,000 of the initial face amount of your policy, not including riders (for Series 1). If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

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Monthly Contract Charge

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

Currently, we deduct a monthly contract charge of $60 per month from policies in their first Policy Year and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge you more than $62 per month for the monthly contract charge during the first Policy Year and $12 per month thereafter.

Charge for Cost of Insurance Protection

On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Value of your policy. This charge covers the cost of providing Life Insurance Benefits to you. The cost of insurance charge is calculated by adding any applicable flat extra charge which might apply to certain insureds (based on our underwriting) to the monthly cost of insurance rate which applies to the insureds at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy divided by 1.00327 and the policy’s Cash Value. Your cost of insurance charge may vary from month to month depending upon changes in the Net Amount at Risk, as well as the cost of insurance rate. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. A different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insureds’ ages and circumstances at the time of the increase.

We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. However, the current rates will never be more than the guaranteed maximum rates shown of the Policy Data Page. We base the guaranteed rates on the 1980 Commissioner’s Standard Ordinary Mortality Tables appropriate to each Insured’s underwriting class if the insureds are a standard underwriting class. We base the current monthly cost of insurance rates on such factors as the genders, underwriting classes, and issue age of both insureds and the Policy Year.

Mortality and Expense Risk Charge (Series 2 only)

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. On each Monthly Deduction Day, we will deduct a Mortality and Expense Risk charge from the Cash Value to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

•	Current—We currently deduct a monthly Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the Separate Account Value.

•	Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the Separate Account Value.

Administrative Charge (Series 2 only)

We deduct an administrative charge each month equal to a percentage of the amount of the Separate Account Value as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.10%, or $1 per $1000, of the Separate Account Value.

Charge Per $1,000 of the Current Face Amount (Series 2 only)

Charge Per $1,000 of the Initial Face Amount (Series 1 only)

21

On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy’s current face amount (for Series 2) or initial face amount (for Series 1), not including riders. This charge will always be at least $10 per month and will never be more than $100 per month. This charge will not be deducted in Policy Year 4 and beyond.

Rider Charges

On each Monthly Deduction Day, we deduct any applicable charges for any optional riders you have chosen.

Guaranteed Minimum Death Benefit Rider Charge: We will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy’s face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy’s Data Page.

First-to-Die Monthly Deduction Waiver Rider Charge: We will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

Level First-to-Die Term Rider Charge: We will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.

Life Extension Benefit Rider Charge (Series 2 only): We will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary when the younger Insured is, or would have been age 90 and ending when the younger Insured is, or would have been, age 100. This charge will vary by sex, age, and underwriting class of each of the insureds.

Living Benefits Rider Charge: We do not deduct a charge for this rider until it is exercised. This rider is only available after the death of the first Insured.

Expense Allocation

With the Expense Allocation feature, you choose how to allocate policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge (Series 2 only), and a Mortality and Expense Risk Charge (Series 2 only) and the charge per $1,000 of your policy’s current face amount (for Series 1) and initial face amount (for Series 2) not including riders. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the unloaned portion of the Fixed Account, or a combination of both.

If the values in the MainStay VP Cash Management Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned portion of the Fixed Account.

SEPARATE ACCOUNT CHARGES

Mortality and Expense Risk Charge (Series 1 only)

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We deduct on a daily basis a Mortality and Expense Risk charge from each Investment Division to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

•	Current—We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the average daily net asset value of each Investment Division.

22

•

Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

Administrative Charge (Series 1 only)

We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of 0.10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

Charges for Federal income Taxes

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

Fund Charges

Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by that Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.

LOANS

You can borrow up to 90% of the Cash Surrender Value of your policy. Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

Currently, the effective annual loan interest rate is 6%. If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

SURRENDER OF YO UR POLICY

Cash Surrender Value and Net Cash Value are significant for 2 reasons:

•	Loans and Partial Surrenders: You can take loans and partial surrenders from your policy based on the amount of the policy’s Cash Surrender Value.

•

Keeping Your Policy in Effect: Your policy may lapse without value if the Net Cash Value is insufficient to pay the monthly policy charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Net Cash Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2014 and 2013, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2014 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

23

NYLIAC Variable Universal Life Separate Account-I

Financial Statements

Statement of Assets and Liabilities

As of December 31, 2014

	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Cash Management— Initial Class

ASSETS:
Investment at net asset value	$14,274,410	$35,546,541	$41,076,948
Dividends due and accrued	—	—	356
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	1,784	7,985	(37,435)
Net receivable from (payable to) the Fund for shares sold or purchased	(1,784)	(7,985)	37,079

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	95	342	641
Administrative charges	11	36	55

Total net assets	$14,274,304	$35,546,163	$41,076,252

Total shares outstanding	949,260	2,448,384	41,073,078

Net asset value per share (NAV)	$15.04	$14.52	$1.00

Total units outstanding	742,191	1,605,443	32,539,253

Variable accumulation unit value (lowest to highest)	$14.16 to $19.75	$10.70 to $28.16	$1.00 to $1.51

Identified cost of investment	$10,894,520	$35,705,636	$41,112,799

Statement of Operations For the year ended December 31, 2014
	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Cash Management— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$121,642	$711,792	$4,214
Mortality and expense risk charges	(33,442)	(126,587)	(121,182)
Administrative charges	(3,763)	(13,557)	(10,921)

Net investment income (loss)	84,437	571,648	(127,889)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,503,484	4,075,491	16,250,463
Cost of investments sold	(1,138,938)	(3,930,889)	(16,248,845)

Net realized gain (loss) on investments	364,546	144,602	1,618
Realized gain distribution received	951,098	—	—
Change in unrealized appreciation (depreciation) on investments	(25,171)	1,147,681	(1,618)

Net gain (loss) on investments	1,290,473	1,292,283	—

Net increase (decrease) in net assets resulting from operations	$1,374,910	$1,863,931	$(127,889)

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP Common Stock— Initial Class	MainStay VP Conservative Allocation— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Floating Rate— Initial Class

$104,023,763	$15,669,414	$48,846,917	$191,418,990	$49,746,982	$38,890,712	$15,790,489
—	—	—	—	—	—	54,216

26,507	920	5,495	11,206	(8,293)	3,283	(515)
(26,507)	(920)	(5,495)	(11,206)	8,293	(3,283)	(53,701)

1,417	149	467	2,854	517	323	103
160	15	35	365	49	31	10

$104,022,186	$15,669,250	$48,846,415	$191,415,771	$49,746,416	$38,890,358	$15,790,376

3,742,399	1,322,798	3,643,765	6,506,074	3,730,644	4,705,501	1,744,523

$27.80	$11.85	$13.41	$29.42	$13.33	$8.26	$9.05

3,214,022	935,316	1,702,250	8,387,776	3,753,189	4,661,497	1,141,564

$20.59 to $53.59	$12.24 to $17.27	$13.73 to $37.09	$12.71 to $32.94	$13.15 to $13.41	$8.26 to $8.42	$10.93 to $14.29

$65,143,918	$15,568,276	$39,102,084	$146,300,539	$37,791,645	$46,532,692	$15,895,761

MainStay VP Common Stock— Initial Class	MainStay VP Conservative Allocation— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Floating Rate— Initial Class

$1,252,331	$382,605	$1,555,786	$1,183,674	$—	$496,223	$635,230
(491,951)	(53,110)	(168,753)	(1,010,560)	(190,494)	(137,896)	(39,206)
(55,626)	(5,478)	(12,549)	(129,137)	(18,192)	(13,239)	(3,877)

704,754	324,017	1,374,484	43,977	(208,686)	345,088	592,147

8,473,814	2,078,610	3,635,357	16,063,509	5,768,744	4,588,853	2,890,265
(6,069,706)	(1,835,226)	(3,303,236)	(10,377,416)	(4,478,451)	(4,985,131)	(2,814,012)

2,404,108	243,384	332,121	5,686,093	1,290,293	(396,278)	76,253
—	989,820	1,951,014	37,726,890	233,699	—	—
9,927,115	(954,113)	(172,408)	(28,781,010)	(347,102)	(5,457,640)	(566,329)

12,331,223	279,091	2,110,727	14,631,973	1,176,890	(5,853,918)	(490,076)

$13,035,977	$603,108	$3,485,211	$14,675,950	$968,204	$(5,508,830)	$102,071

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	MainStay VP Government— Initial Class	MainStay VP Growth Allocation— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class

ASSETS:
Investment at net asset value	$18,378,033	$48,088,023	$130,500,293
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	1,465	2,685	11,894
Net receivable from (payable to) the Fund for shares sold or purchased	(1,465)	(2,685)	(11,894)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	191	270	1,181
Administrative charges	21	26	130

Total net assets	$18,377,821	$48,087,727	$130,498,982

Total shares outstanding	1,633,567	3,966,118	13,264,410

Net asset value per share (NAV)	$11.25	$12.12	$9.84

Total units outstanding	910,769	2,822,307	4,042,123

Variable accumulation unit value (lowest to highest)	$10.45 to $24.69	$16.54 to $17.33	$12.78 to $42.97

Identified cost of investment	$19,072,618	$38,522,566	$122,478,073

Statement of Operations (Continued) For the year ended December 31, 2014
	MainStay VP Government— Initial Class	MainStay VP Growth Allocation— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$576,719	$614,014	$7,884,740
Mortality and expense risk charges	(70,939)	(97,234)	(460,964)
Administrative charges	(7,549)	(9,343)	(50,781)

Net investment income (loss)	498,231	507,437	7,372,995

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,407,274	3,051,890	14,403,675
Cost of investments sold	(2,448,735)	(2,483,996)	(13,964,560)

Net realized gain (loss) on investments	(41,461)	567,894	439,115
Realized gain distribution received	60,845	2,918,710	—
Change in unrealized appreciation (depreciation) on investments	244,375	(1,896,761)	(5,804,693)

Net gain (loss) on investments	263,759	1,589,843	(5,365,578)

Net increase (decrease) in net assets resulting from operations	$761,990	$2,097,280	$2,007,417

(a)	For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	Mainstay VP Marketfield— Initial Class	MainStay VP MFS® Utilities— Initial Class

$146,520,912	$65,269,115	$45,210,531	$137,765,309	$48,109,085	$1,162,572	$35,335,066
—	—	—	—	—	—	—

(14,732)	4,863	7,375	(7,465)	6,146	1,168	8,329
14,732	(4,863)	(7,375)	7,465	(6,146)	(1,168)	(8,329)

1,467	841	364	1,545	395	5	215
150	107	40	124	27	—	21

$146,519,295	$65,268,167	$45,210,127	$137,763,640	$48,108,663	$1,162,567	$35,334,830

7,735,515	3,771,835	3,384,634	10,493,888	2,140,282	118,364	2,633,420

$18.94	$17.30	$13.36	$13.13	$22.48	$9.82	$13.42

6,589,742	2,299,027	2,053,098	10,127,533	2,432,760	127,278	2,408,786

$15.40 to $24.55	$13.69 to $38.40	$10.76 to $27.33	$13.49 to $13.78	$14.48 to $23.69	$9.10 to $9.14	$14.48 to $14.77

$91,670,585	$55,914,545	$44,399,781	$107,491,695	$31,741,672	$1,224,900	$30,149,865

MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	Mainstay VP Marketfield— Initial Class(a)	MainStay VP MFS® Utilities— Initial Class

$1,980,076	$3,750,041	$316,624	$1,929,266	$—	$—	$581,615
(520,033)	(308,406)	(141,937)	(559,586)	(138,908)	(605)	(72,729)
(52,866)	(39,195)	(15,358)	(44,826)	(9,496)	(45)	(7,213)

1,407,177	3,402,440	159,329	1,324,854	(148,404)	(650)	501,673

11,465,414	5,444,835	4,402,849	11,442,849	4,226,738	40,532	2,225,179
(8,841,111)	(5,055,205)	(6,176,878)	(8,914,998)	(2,056,028)	(40,502)	(1,666,632)

2,624,303	389,630	(1,774,029)	2,527,851	2,170,710	30	558,547
—	2,692,397	—	2,366,707	5,113,610	—	1,399,068
7,611,105	(1,754,907)	267,685	4,500,908	(2,555,746)	(63,496)	949,878

10,235,408	1,327,120	(1,506,344)	9,395,466	4,728,574	(63,466)	2,907,493

$11,642,585	$4,729,560	$(1,347,015)	$10,720,320	$4,580,170	$(64,116)	$3,409,166

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	MainStay VP Mid Cap Core— Initial Class	MainStay VP Moderate Allocation— Initial Class	MainStay VP Moderate Growth Allocation— Initial Class

ASSETS:
Investment at net asset value	$105,581,652	$41,705,941	$66,849,485
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	2,029	(151,877)	215,133
Net receivable from (payable to) the Fund for shares sold or purchased	(2,029)	151,877	(215,133)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	701	317	417
Administrative charges	63	36	46

Total net assets	$105,580,888	$41,705,588	$66,849,022

Total shares outstanding	6,671,512	3,466,456	5,232,166

Net asset value per share (NAV)	$15.83	$12.03	$12.78

Total units outstanding	3,097,393	2,420,391	3,814,311

Variable accumulation unit value (lowest to highest)	$31.32 to $36.05	$12.94 to $17.72	$13.69 to $17.89

Identified cost of investment	$74,850,811	$39,084,048	$55,550,438

Statement of Operations (Continued) For the year ended December 31, 2014
	MainStay VP Mid Cap Core— Initial Class	MainStay VP Moderate Allocation— Initial Class	MainStay VP Moderate Growth Allocation— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$510,747	$911,848	$1,177,451
Mortality and expense risk charges	(248,299)	(116,491)	(149,329)
Administrative charges	(22,376)	(13,107)	(16,514)

Net investment income (loss)	240,072	782,250	1,011,608

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	10,332,568	3,469,049	4,398,353
Cost of investments sold	(5,129,777)	(2,406,156)	(3,732,746)

Net realized gain (loss) on investments	5,202,791	1,062,893	665,607
Realized gain distribution received	14,210,681	2,708,665	4,265,199
Change in unrealized appreciation (depreciation) on investments	(6,264,356)	(2,866,228)	(3,261,420)

Net gain (loss) on investments	13,149,116	905,330	1,669,386

Net increase (decrease) in net assets resulting from operations	$13,389,188	$1,687,580	$2,680,994

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP PIMCO Real Return— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP Unconstrained Bond— Initial Class	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class	Alger Capital Appreciation Portfolio— Class I-2

$9,465,491	$304,366,514	$78,796,849	$6,120,554	$25,660,865	$37,010,720	$1,700,423
—	—	—	—	—	—	—

896	115,919	2,576	4,285	(968)	10,353	—
(896)	(115,919)	(2,576)	(4,285)	968	(10,353)	—

56	3,244	596	31	162	207	—
5	370	49	3	12	21	—

$9,465,430	$304,362,900	$78,796,204	$6,120,520	$25,660,691	$37,010,492	$1,700,423

1,088,073	7,249,315	5,670,741	604,752	1,897,575	4,592,275	23,832

$8.70	$41.99	$13.90	$10.12	$13.52	$8.06	$71.35

966,869	10,223,122	5,245,457	539,734	1,231,156	4,552,785	45,884

$9.66 to $9.86	$19.12 to $57.09	$14.85 to $15.15	$11.19 to $11.40	$20.37 to $21.11	$8.02 to $8.18	$16.95 to $40.31

$10,959,713	$176,144,788	$59,436,558	$6,299,730	$17,042,570	$44,945,678	$1,348,108

MainStay VP PIMCO Real Return— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP Unconstrained Bond— Initial Class	MainStay VP U.S. Small Cap— Initial Class	MainStay VP Van Eck Global Hard Assets— Initial Class	Alger Capital Appreciation Portfolio— Class I-2

$82,664	$4,241,487	$1,125,027	$183,739	$77,035	$180,989	$1,597
(21,867)	(1,134,210)	(215,796)	(9,017)	(57,264)	(93,803)	—
(2,186)	(129,224)	(17,803)	(853)	(4,324)	(9,344)	—

58,611	2,978,053	891,428	173,869	15,447	77,842	1,597

2,059,066	21,050,738	6,503,363	821,869	2,550,992	4,071,862	117,358
(2,144,279)	(11,177,248)	(4,674,531)	(831,008)	(1,335,952)	(4,047,157)	(48,115)

(85,213)	9,873,490	1,828,832	(9,139)	1,215,040	24,705	69,243
864,859	—	3,776,901	—	1,811,344	—	255,405
(623,763)	22,607,463	(942,953)	(138,684)	(1,510,940)	(8,574,442)	(125,394)

155,883	32,480,953	4,662,780	(147,823)	1,515,444	(8,549,737)	199,254

$214,494	$35,459,006	$5,554,208	$26,046	$1,530,891	$(8,471,895)	$200,851

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	AllianceBernstein VPS International Value Portfolio— Class A	AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A	American Century Investments® VP Inflation Protection Fund— Class II

ASSETS:
Investment at net asset value	$285	$8,836,652	$285,276
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(62,423)	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	62,423	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	52	—
Administrative charges	—	4	—

Total net assets	$285	$8,836,596	$285,276

Total shares outstanding	21	402,578	27,457

Net asset value per share (NAV)	$13.53	$21.95	$10.39

Total units outstanding	28	480,450	19,051

Variable accumulation unit value (lowest to highest)	$10.14 to $10.14	$17.55 to $18.91	$11.52 to $15.19

Identified cost of investment	$271	$7,704,972	$305,119

Statement of Operations (Continued) For the year ended December 31, 2014
	AllianceBernstein VPS International Value Portfolio— Class A	AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A	American Century Investments® VP Inflation Protection Fund— Class II

INVESTMENT INCOME (LOSS):
Dividend income	$11	$59,787	$3,583
Mortality and expense risk charges	—	(18,306)	—
Administrative charges	—	(1,369)	—

Net investment income (loss)	11	40,112	3,583

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	19	1,113,513	16,488
Cost of investments sold	(16)	(796,502)	(17,212)

Net realized gain (loss) on investments	3	317,011	(724)
Realized gain distribution received	—	986,151	6,627
Change in unrealized appreciation (depreciation) on investments	(33)	(609,001)	(921)

Net gain (loss) on investments	(30)	694,161	4,982

Net increase (decrease) in net assets resulting from operations	$(19)	$734,273	$8,565

(a)	For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

American Century Investments® VP International Fund— Class II	American Century Investments® VP Value Fund— Class II	American Funds IS® New World Fund®— Class 2	BlackRock® Global Allocation V.I. Fund— Class III	BlackRock® High Yield V.I. Fund— Class I	Columbia Variable Portfolio— Small Cap Value Fund— Class 2	Delaware VIP® Diversified Income Series— Standard Class

$1,954,712	$1,961,197	$1,174,718	$8,899,526	$576,952	$19,484	$89,966
—	—	—	—	2,629	—	—

—	—	1,961	13,541	(306)	—	—
—	—	(1,961)	(13,541)	(2,323)	—	—

—	—	4	35	4	—	—
—	—	—	3	—	—	—

$1,954,712	$1,961,197	$1,174,714	$8,899,488	$576,948	$19,484	$89,966

196,059	208,195	57,191	628,051	77,532	1,063	8,299

$9.97	$9.42	$20.54	$14.17	$7.44	$18.33	$10.84

83,720	67,772	126,862	748,162	58,081	1,397	7,586

$23.35 to $23.35	$28.94 to $28.94	$9.23 to $9.27	$11.78 to $12.00	$9.91 to $9.95	$13.95 to $13.95	$11.86 to $11.86

$1,601,923	$1,178,906	$1,294,021	$9,538,614	$594,607	$19,555	$89,803

American Century Investments® VP International Fund— Class II	American Century Investments® VP Value Fund— Class II	American Funds IS® New World Fund®— Class 2(a)	BlackRock® Global Allocation V.I. Fund— Class III	BlackRock® High Yield V.I. Fund— ClassI(a)	Columbia Variable Portfolio— Small Cap Value Fund— Class 2	Delaware VIP® Diversified Income Series— Standard Class

$30,849	$28,058	$10,559	$199,367	$9,973	$52	$1,010
—	—	(468)	(12,867)	(454)	—	—
—	—	(28)	(1,176)	(38)	—	—

30,849	28,058	10,063	185,324	9,481	52	1,010

369,935	295,473	39,433	822,073	39,103	98	15,942
(305,504)	(186,185)	(42,868)	(743,202)	(39,122)	(91)	(15,945)

64,431	109,288	(3,435)	78,871	(19)	7	(3)
—	—	11,677	767,547	3,016	1,378	—
(213,841)	111,856	(121,264)	(894,825)	(19,997)	(1,014)	1,283

(149,410)	221,144	(113,022)	(48,407)	(17,000)	371	1,280

$(118,561)	$249,202	$(102,959)	$136,917	$(7,519)	$423	$2,290

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	Delaware VIP® Emerging Markets Series— Standard Class	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class

ASSETS:
Investment at net asset value	$1,645,078	$10,572	$4,303,478
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	2,186	—	5,773
Net receivable from (payable to) the Fund for shares sold or purchased	(2,186)	—	(5,773)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	8	—	25
Administrative charges	1	—	2

Total net assets	$1,645,069	$10,572	$4,303,451

Total shares outstanding	84,190	962	106,971

Net asset value per share (NAV)	$19.54	$10.99	$40.23

Total units outstanding	149,860	1,015	292,714

Variable accumulation unit value (lowest to highest)	$9.45 to $11.08	$10.42 to $10.42	$14.54 to $15.09

Identified cost of investment	$1,754,784	$10,480	$4,048,435

Statement of Operations (Continued) For the year ended December 31, 2014
	Delaware VIP® Emerging Markets Series— Standard Class	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class

INVESTMENT INCOME (LOSS):
Dividend income	$8,752	$182	$18,503
Mortality and expense risk charges	(3,275)	—	(7,851)
Administrative charges	(341)	—	(691)

Net investment income (loss)	5,136	182	9,961

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	388,070	3,778	355,818
Cost of investments sold	(362,883)	(3,290)	(298,596)

Net realized gain (loss) on investments	25,187	488	57,222
Realized gain distribution received	5,122	—	285,016
Change in unrealized appreciation (depreciation) on investments	(165,276)	(1,515)	(149,506)

Net gain (loss) on investments	(134,967)	(1,027)	192,732

Net increase (decrease) in net assets resulting from operations	$(129,831)	$(845)	$202,693

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Delaware VIP® Value Series— Standard Class	Deutsche Small Cap Index VIP— Class A	Deutsche Small Mid Cap Value VIP— Class A	DFA VA Global Bond Portfolio	DFA VA International Small Portfolio	DFA VA International Value Portfolio	DFA VA Short- Term Fixed Portfolio

$52,516	$28,236	$4,151,394	$19,372	$40,848	$49,618	$42,460
—	—	—	—	—	—	—
—	—	4,751	—	—	—	—
—	—	(4,751)	—	—	—	—

—	—	23	—	—	—	—
—	—	3	—	—	—	—

$52,516	$28,236	$4,151,368	$19,372	$40,848	$49,618	$42,460

1,796	1,630	233,354	1,809	3,693	4,230	4,171

$29.24	$17.32	$17.79	$10.71	$11.06	$11.73	$10.18

2,870	1,836	250,128	1,837	3,246	4,042	4,214

$18.30 to $18.30	$15.38 to $15.38	$16.05 to $16.81	$10.54 to $10.54	$12.59 to $12.59	$12.27 to $12.27	$10.08 to $10.08

$40,065	$25,415	$3,190,500	$19,724	$45,184	$52,656	$42,634

Delaware VIP® Value Series— Standard Class	Deutsche Small Cap Index VIP— Class A	Deutsche Small Mid Cap Value VIP— Class A	DFA VA Global Bond Portfolio	DFA VA International Small Portfolio	DFA VA International Value Portfolio	DFA VA Short- Term Fixed Portfolio

$1,136	$274	$31,828	$392	$870	$1,965	$78
—	—	(8,176)	—	—	—	—
—	—	(892)	—	—	—	—

1,136	274	22,760	392	870	1,965	78

31,121	9,694	610,905	566	45,844	5,889	303
(20,944)	(7,371)	(400,364)	(580)	(42,617)	(4,746)	(304)

10,177	2,323	210,541	(14)	3,227	1,143	(1)
—	1,561	19,037	29	871	—	23
(3,007)	(2,839)	(41,095)	(197)	(8,053)	(6,617)	(84)

7,170	1,045	188,483	(182)	(3,955)	(5,474)	(62)

$8,306	$1,319	$211,243	$210	$(3,085)	$(3,509)	$16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares

ASSETS:
Investment at net asset value	$92,727	$68,863	$18,853,631
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	(4,082)
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	4,082

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	113
Administrative charges	—	—	8

Total net assets	$92,727	$68,863	$18,853,510

Total shares outstanding	4,037	3,773	1,010,912

Net asset value per share (NAV)	$22.97	$18.25	$18.65

Total units outstanding	5,538	4,228	821,893

Variable accumulation unit value (lowest to highest)	$16.74 to $16.74	$16.29 to $16.29	$18.56 to $26.35

Identified cost of investment	$85,381	$69,636	$13,233,719

Statement of Operations (Continued) For the year ended December 31, 2014
	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares

INVESTMENT INCOME (LOSS):
Dividend income	$1,614	$624	$—
Mortality and expense risk charges	—	—	(40,774)
Administrative charges	—	—	(2,953)

Net investment income (loss)	1,614	624	(43,727)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	15,571	69,412	1,684,380
Cost of investments sold	(11,400)	(53,445)	(860,940)

Net realized gain (loss) on investments	4,171	15,967	823,440
Realized gain distribution received	1,611	3,297	964,080
Change in unrealized appreciation (depreciation) on investments	(531)	(16,638)	(571,135)

Net gain (loss) on investments	5,251	2,626	1,216,385

Net increase (decrease) in net assets resulting from operations	$6,865	$3,250	$1,172,658

(a)	For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Growth Opportunities Portfolio— Initial Class

$2,573,297	$228,028,879	$77,773,020	$435,776	$487,396	$674,819	$254,512
—	—	—	—	—	—	—

—	8,909	(3,790)	—	120	(1,745)	386
—	(8,909)	3,790	—	(120)	1,745	(386)

—	2,152	726	4	4	2	2
—	218	81	—	1	—	—

$2,573,297	$228,026,509	$77,772,213	$435,772	$487,391	$674,817	$254,510

53,857	6,103,493	3,204,459	34,125	37,463	36,164	7,595

$47.78	$37.36	$24.27	$12.77	$13.01	$18.66	$33.51

114,784	6,659,486	3,073,453	38,465	41,501	56,223	22,383

$22.42 to $22.42	$15.73 to $47.43	$15.51 to $31.73	$11.27 to $11.41	$11.67 to $11.81	$11.89 to $12.03	$11.34 to $11.39

$1,510,709	$163,320,205	$68,418,259	$431,240	$486,715	$672,746	$241,678

Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Growth Opportunities Portfolio— Initial Class(a)

$—	$2,119,610	$2,187,720	$7,206	$7,552	$9,903	$418
—	(761,312)	(263,495)	(1,161)	(1,040)	(840)	(138)
—	(76,950)	(29,430)	(125)	(152)	(75)	(16)

—	1,281,348	1,894,795	5,920	6,360	8,988	264

74,941	14,999,845	6,355,807	18,491	70,724	313,944	2,806
(59,753)	(11,391,746)	(6,455,798)	(17,281)	(64,033)	(299,604)	(2,619)

15,188	3,608,099	(99,991)	1,210	6,691	14,340	187
—	4,447,026	1,068,621	4,046	6,620	9,271	173
28,687	14,756,295	3,313,079	437	(5,432)	(4,130)	12,448

43,875	22,811,420	4,281,709	5,693	7,879	19,481	12,808

$43,875	$24,092,768	$6,176,504	$11,613	$14,239	$28,469	$13,072

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class

ASSETS:
Investment at net asset value	$5,209,143	$13,299,771	$1,219,822
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—
Administrative charges	—	—	—

Total net assets	$5,209,143	$13,299,771	$1,219,822

Total shares outstanding	82,060	63,904	95,373

Net asset value per share (NAV)	$63.48	$208.12	$12.79

Total units outstanding	264,150	593,101	70,007

Variable accumulation unit value (lowest to highest)	$19.72 to $19.72	$16.77 to $22.47	$11.86 to $17.74

Identified cost of investment	$3,012,969	$7,467,154	$1,208,534

Statement of Operations (Continued) For the year ended December 31, 2014
	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$9,584	$208,424	$26,533
Mortality and expense risk charges	—	—	—
Administrative charges	—	—	—

Net investment income (loss)	9,584	208,424	26,533

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	141,123	1,535,759	173,161
Cost of investments sold	(96,417)	(1,085,839)	(167,689)

Net realized gain (loss) on investments	44,706	449,920	5,472
Realized gain distribution received	—	11,571	424
Change in unrealized appreciation (depreciation) on investments	479,251	1,061,903	28,539

Net gain (loss) on investments	523,957	1,523,394	34,435

Net increase (decrease) in net assets resulting from operations	$533,541	$1,731,818	$60,968

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class	Invesco V.I. American Value Fund— Series I	Invesco V.I. Global Real Estate Fund— Series I	Invesco V.I. International Growth Fund— Series I	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares

$8,038,919	$5,887,277	$1,915,892	$37,658	$10,416,194	$532,266	$13,024
—	—	—	—	—	—	—

7,084	192	3,796	—	7,641	—	—
(7,084)	(192)	(3,796)	—	(7,641)	—	—

17	—	11	—	56	—	—
2	—	1	—	6	—	—

$8,038,900	$5,887,277	$1,915,880	$37,658	$10,416,132	$532,266	$13,024

213,347	314,828	96,179	2,184	298,713	8,618	323

$37.68	$18.70	$19.92	$17.24	$34.87	$61.76	$40.27

342,150	288,648	122,864	2,710	859,496	15,927	822

$12.93 to $40.32	$11.54 to $20.41	$15.41 to $16.38	$13.90 to $13.90	$11.48 to $12.68	$16.13 to $34.57	$15.85 to $15.85

$6,745,023	$4,870,816	$1,821,830	$34,853	$9,125,884	$398,423	$13,737

Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class	Invesco V.I. American Value Fund— Series I	Invesco V.I. Global Real Estate Fund— Series I	Invesco V.I. International Growth Fund— Series I	Janus Aspen Enterprise Portfolio— Institutional Shares	Janus Aspen Forty Portfolio— Institutional Shares

$20,568	$85,027	$7,143	$580	$161,539	$949	$19
(4,420)	—	(3,244)	—	(20,345)	—	—
(427)	—	(296)	—	(2,125)	—	—

15,721	85,027	3,603	580	139,069	949	19

545,921	552,728	212,082	11,227	679,421	169,289	13,531
(450,105)	(606,275)	(151,843)	(9,739)	(464,326)	(96,284)	(10,412)

95,816	(53,547)	60,239	1,488	215,095	73,005	3,119
155,449	1,621	127,520	—	—	40,613	3,465
177,727	(564,961)	(49,919)	3,393	(368,819)	(44,065)	(5,639)

428,992	(616,887)	137,840	4,881	(153,724)	69,553	945

$444,713	$(531,860)	$141,443	$5,461	$(14,655)	$70,502	$964

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	Janus Aspen Global Research Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class	MFS® International Value Portfolio— Initial Class

ASSETS:
Investment at net asset value	$94,491,119	$9,390	$4,431,374
Dividends due and accrued	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	334	—	4,716
Net receivable from (payable to) the Fund for shares sold or purchased	(334)	—	(4,716)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,202	—	32
Administrative charges	108	—	3

Total net assets	$94,489,809	$9,390	$4,431,339

Total shares outstanding	2,279,609	200	203,927

Net asset value per share (NAV)	$41.45	$47.03	$21.73

Total units outstanding	5,162,652	551	324,968

Variable accumulation unit value (lowest to highest)	$14.34 to $25.73	$17.04 to $17.04	$13.50 to $14.51

Identified cost of investment	$59,295,457	$8,168	$4,182,008

Statement of Operations (Continued) For the year ended December 31, 2014
	Janus Aspen Global Research Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class	MFS® International Value Portfolio— Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$1,016,617	$17	$78,209
Mortality and expense risk charges	(436,298)	—	(10,610)
Administrative charges	(38,898)	—	(1,121)

Net investment income (loss)	541,421	17	66,478

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	7,824,306	4,447	310,359
Cost of investments sold	(4,807,959)	(3,372)	(251,516)

Net realized gain (loss) on investments	3,016,347	1,075	58,843
Realized gain distribution received	—	53	—
Change in unrealized appreciation (depreciation) on investments	2,740,070	(694)	(96,169)

Net gain (loss) on investments	5,756,417	434	(37,326)

Net increase (decrease) in net assets resulting from operations	$6,297,838	$451	$29,152

(a)	For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Research Bond Series— Initial Class	MFS® Research Series— Initial Class	MFS® Value Series— Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)— Institutional Class

$614,648	$5,283,310	$85,405	$1,008,794	$5,111	$2,843,280	$843,552
—	—	—	—	—	—	1,925
868	37	—	296	—	10,899	2,898
(868)	(37)	—	(296)	—	(10,899)	(4,823)

1	14	—	5	—	8	5
—	1	—	1	—	1	1

$614,647	$5,283,295	$85,405	$1,008,788	$5,111	$2,843,271	$843,546

20,212	323,731	6,326	34,654	251	116,052	77,390

$30.41	$16.32	$13.50	$29.11	$20.34	$24.50	$10.90

43,972	297,066	7,104	64,594	309	173,513	78,532

$10.94 to $23.10	$13.32 to $26.42	$12.02 to $12.02	$14.82 to $20.52	$16.55 to $16.55	$13.59 to $30.04	$10.71 to $10.76

$536,442	$5,393,969	$84,957	$929,329	$4,346	$3,137,131	$822,731

MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Research Bond Series— Initial Class	MFS® Research Series— Initial Class	MFS® Value Series— Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)— Institutional Class(a)

$3,485	$—	$352	$7,536	$74	$—	$4,246
(140)	(5,885)	—	(1,718)	—	(2,612)	(450)
(14)	(312)	—	(221)	—	(245)	(48)

3,331	(6,197)	352	5,597	74	(2,857)	3,748

51,804	973,718	710	416,023	223	552,902	51,405
(41,438)	(813,569)	(708)	(288,630)	(153)	(441,624)	(50,741)

10,366	160,149	2	127,393	70	111,278	664
28,486	1,149,267	—	68,383	150	1,044,281	4,631
(1,056)	(1,731,972)	599	(104,322)	210	(961,703)	15,998

37,796	(422,556)	601	91,454	430	193,856	21,293

$41,127	$(428,753)	$953	$97,051	$504	$190,999	$25,041

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	PIMCO VIT Global Bond Portfolio (Unhedged)— Administrative Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Total Return Portfolio— Administrative Class

ASSETS:
Investment at net asset value	$294,138	$353,429	$2,017,785
Dividends due and accrued	576	554	4,485
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(576)	(554)	(4,485)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—
Administrative charges	—	—	—

Total net assets	$294,138	$353,429	$2,017,785

Total shares outstanding	24,614	33,405	180,159

Net asset value per share (NAV)	$11.95	$10.58	$11.20

Total units outstanding	18,302	27,540	122,081

Variable accumulation unit value (lowest to highest)	$16.08 to $16.08	$12.84 to $12.84	$11.66 to $16.83

Identified cost of investment	$307,728	$350,666	$2,017,399

Statement of Operations (Continued) For the year ended December 31, 2014
	PIMCO VIT Global Bond Portfolio (Unhedged)— Administrative Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Total Return Portfolio— Administrative Class

INVESTMENT INCOME (LOSS):
Dividend income	$8,392	$4,056	$46,728
Mortality and expense risk charges	—	—	—
Administrative charges	—	—	—

Net investment income (loss)	8,392	4,056	46,728

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	143,740	24,491	421,940
Cost of investments sold	(155,776)	(23,512)	(414,001)

Net realized gain (loss) on investments	(12,036)	979	7,939
Realized gain distribution received	8,668	—	—
Change in unrealized appreciation (depreciation) on investments	2,050	(1,952)	36,255

Net gain (loss) on investments	(1,318)	(973)	44,194

Net increase (decrease) in net assets resulting from operations	$7,074	$3,083	$90,922

(a)	For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

PIMCO VIT Total Return Portfolio— Institutional Class	Royce Micro-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	The Merger Fund VL

$559,419	$16,955,163	$40,209	$18,787	$604,270	$2,814	$36,649
1,202	—	—	—	512	$—	$—

1,095	1,539	—	—	—	$—	$—
(2,297)	(1,539)	—	—	(512)	$—	$—

3	91	—	—	—	—	—
—	9	—	—	—	—	—

$559,416	$16,955,063	$40,209	$18,787	$604,270	$2,814	$36,649

49,948	1,491,211	1,941	1,231	123,826	$113	$3,372

$11.20	$11.37	$20.72	$15.26	$4.88	$24.90	$10.87

54,696	1,044,949	2,340	1,630	43,456	$177	$3,411

$10.20 to $10.24	$15.64 to $16.51	$17.18 to $17.18	$11.53 to $11.53	$10.50 to $14.14	$15.87 to $15.87	$10.74 to $10.74

$558,648	$15,229,631	$36,844	$17,947	$617,974	$2,824	$36,210

PIMCO VIT Total Return Portfolio— Institutional Class(a)	Royce Micro-Cap Portfolio— Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	The Merger Fund VL

$5,768	$—	$—	$202	$7,036	$—	$473
(371)	(34,619)	—	—	—	—	—
(45)	(3,306)	—	—	—	—	—

5,352	(37,925)	—	202	7,036	—	473

13,390	1,747,346	57,597	13,283	32,557	3,912	14,400
(13,326)	(1,082,509)	(45,859)	(10,245)	(33,461)	(3,103)	(13,605)

64	664,837	11,738	3,038	(904)	809	795
—	1,343,192	—	107	—	394	190
(1,525)	(2,646,743)	(8,282)	(3,454)	(3,012)	(931)	(806)

(1,461)	(638,714)	3,456	(309)	(3,916)	272	179

$3,891	$(676,639)	$3,456	$(107)	$3,120	$272	$652

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities (Continued)

As of December 31, 2014

	UIF Emerging Markets Debt Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Multi-Manager Alternatives Fund— Initial Class

ASSETS:
Investment at net asset value	$579,574	$19,165,382	$2,426,741
Dividends due and accrued	$—	$—	$—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	$—	$84,171	$2,440
Net receivable from (payable to) the Fund for shares sold or purchased	$—	$(84,171)	$(2,440)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	99	6
Administrative charges	—	9	—

Total net assets	$579,574	$19,165,274	$2,426,735

Total shares outstanding	$72,902	$952,075	$240,747

Net asset value per share (NAV)	$7.95	$20.13	$10.08

Total units outstanding	$25,203	$1,197,045	$226,973

Variable accumulation unit value (lowest to highest)	$23.00 to $23.00	$14.48 to $36.92	$10.19 to $11.49

Identified cost of investment	$626,616	$14,961,951	$2,359,931

Statement of Operations (Continued) For the year ended December 31, 2014
	UIF Emerging Markets Debt Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Van Eck VIP Multi-Manager Alternatives Fund—Initial Class

INVESTMENT INCOME (LOSS):
Dividend income	$38,318	$232,504	$—
Mortality and expense risk charges	—	(30,206)	(2,354)
Administrative charges	—	(2,610)	(43)

Net investment income (loss)	38,318	199,688	(2,397)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	258,050	2,823,386	336,726
Cost of investments sold	(256,811)	(2,040,567)	(323,767)

Net realized gain (loss) on investments	1,239	782,819	12,959
Realized gain distribution received	5,272	—	29,610
Change in unrealized appreciation (depreciation) on investments	(18,596)	3,104,338	(67,619)

Net gain (loss) on investments	(12,085)	3,887,157	(25,050)

Net increase (decrease) in net assets resulting from operations	$26,233	$4,086,845	$(27,447)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Victory VIF Diversified Stock Fund— Class A

$2,423
$—
$—
$—

—
—

$2,423

$160

$15.15

$159

$15.27 to $15.27

$2,235

Victory VIF Diversified Stock Fund— Class A

$59
—
—

59

8,826
(7,316)

1,510
—
(872)

638

$697

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP Balanced— Initial Class		MainStay VP Bond— Initial Class
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$84,437	$103,923	$571,648	$526,980
Net realized gain (loss) on investments	364,546	179,539	144,602	383,957
Realized gain distribution received	951,098	—	—	574,707
Change in unrealized appreciation (depreciation) on investments	(25,171)	1,950,146	1,147,681	(2,395,278)

Net increase (decrease) in net assets resulting from operations	1,374,910	2,233,608	1,863,931	(909,634)

Contributions and (Withdrawals):
Payments received from policyowners	1,317,955	1,058,230	3,277,190	3,474,330
Cost of insurance	(795,386)	(703,216)	(2,202,945)	(2,315,272)
Policyowners’ surrenders	(655,604)	(359,268)	(1,872,524)	(3,574,781)
Net transfers from (to) Fixed Account	(328,381)	107,220	143,710	(27,521)
Transfers between Investment Divisions	412,696	654,527	(848,821)	(1,719,327)
Policyowners’ death benefits	(69,515)	(48,777)	(159,469)	(159,274)

Net contributions and (withdrawals)	(118,235)	708,716	(1,662,859)	(4,321,845)

Increase (decrease) in net assets	1,256,675	2,942,324	201,072	(5,231,479)
NET ASSETS:
Beginning of period	13,017,629	10,075,305	35,345,091	40,576,570

End of period	$14,274,304	$13,017,629	$35,546,163	$35,345,091

	MainStay VP Cornerstone Growth— Initial Class		MainStay VP Eagle Small Cap Growth— Initial Class
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$43,977	$372,327	$(208,686)	$(160,247)
Net realized gain (loss) on investments	5,686,093	4,702,984	1,290,293	846,405
Realized gain distribution received	37,726,890	—	233,699	—
Change in unrealized appreciation (depreciation) on investments	(28,781,010)	32,919,434	(347,102)	12,297,141

Net increase (decrease) in net assets resulting from operations	14,675,950	37,994,745	968,204	12,983,299

Contributions and (Withdrawals):
Payments received from policyowners	15,735,184	16,473,029	3,461,857	3,534,440
Cost of insurance	(12,945,702)	(13,380,444)	(2,556,292)	(2,674,142)
Policyowners’ surrenders	(10,622,734)	(11,640,220)	(2,867,325)	(2,344,154)
Net transfers from (to) Fixed Account	(2,426,787)	(2,639,062)	(762,170)	(916,620)
Transfers between Investment Divisions	(2,424,291)	(2,167,486)	(1,720,958)	(2,079,279)
Policyowners’ death benefits	(1,002,495)	(598,835)	(49,259)	(69,337)

Net contributions and (withdrawals)	(13,686,825)	(13,953,018)	(4,494,147)	(4,549,092)

Increase (decrease) in net assets	989,125	24,041,727	(3,525,943)	8,434,207
NET ASSETS:
Beginning of period	190,426,646	166,384,919	53,272,359	44,838,152

End of period	$191,415,771	$190,426,646	$49,746,416	$53,272,359

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP Cash Management— Initial Class		MainStay VP Common Stock— Initial Class		MainStay VP Conservative Allocation— Initial Class		MainStay VP Convertible— Initial Class
2014	2013	2014	2013	2014	2013	2014	2013

$(127,889)	$(135,119)	$704,754	$882,270	$324,017	$306,325	$1,374,484	$877,551
1,618	1,248	2,404,108	820,939	243,384	312,505	332,121	499,037
—	—	—	—	989,820	372,497	1,951,014	2,908,939
(1,618)	3,306	9,927,115	24,369,396	(954,113)	666,271	(172,408)	5,344,414

(127,889)	(130,565)	13,035,977	26,072,605	603,108	1,657,598	3,485,211	9,629,941

7,112,096	6,133,540	6,514,169	6,492,705	1,238,860	1,123,340	3,799,706	3,549,557
(4,454,654)	(4,496,740)	(5,679,478)	(5,477,794)	(948,901)	(842,314)	(2,651,005)	(2,569,412)
(6,154,541)	(6,885,123)	(4,927,714)	(5,168,156)	(491,875)	(617,762)	(2,329,295)	(2,564,105)
(1,720,581)	(283,613)	(1,667,936)	(1,375,888)	16,998	(60,153)	(455,245)	(582,212)
3,331,561	1,537,953	(186,568)	(883,046)	377,598	895,621	380,593	(368,210)
(37,659)	(270,145)	(231,361)	(295,534)	(97,499)	(51,093)	(108,017)	(354,593)

(1,923,778)	(4,264,128)	(6,178,888)	(6,707,713)	95,181	447,639	(1,363,263)	(2,888,975)

(2,051,667)	(4,394,693)	6,857,089	19,364,892	698,289	2,105,237	2,121,948	6,740,966

43,127,919	47,522,612	97,165,097	77,800,205	14,970,961	12,865,724	46,724,467	39,983,501

$41,076,252	$43,127,919	$104,022,186	$97,165,097	$15,669,250	$14,970,961	$48,846,415	$46,724,467

MainStay VP Emerging Markets Equity— Initial Class		MainStay VP Floating Rate— Initial Class		MainStay VP Government— Initial Class		MainStay VP Growth Allocation— Initial Class
2014	2013	2014	2013	2014	2013	2014	2013

$345,088	$182,227	$592,147	$616,696	$498,231	$557,952	$507,437	$293,328
(396,278)	(299,874)	76,253	158,221	(41,461)	123,936	567,894	89,695
—	—	—	—	60,845	35,352	2,918,710	1,782,808
(5,457,640)	(2,949,667)	(566,329)	(142,502)	244,375	(1,304,980)	(1,896,761)	7,729,572

(5,508,830)	(3,067,314)	102,071	632,415	761,990	(587,740)	2,097,280	9,895,403

4,985,201	5,372,644	1,551,596	1,405,921	1,846,480	2,107,737	6,718,465	4,938,657
(2,542,078)	(2,879,894)	(849,226)	(853,479)	(1,324,218)	(1,461,400)	(2,568,268)	(2,165,934)
(2,144,767)	(2,825,779)	(1,308,343)	(960,622)	(1,288,808)	(1,191,028)	(2,009,576)	(1,786,961)
(681,497)	(659,961)	(1,586)	148,525	131,041	(292,220)	(280,022)	(88,004)
(2,044,177)	(2,307,059)	216,539	896,745	(185,307)	(1,768,417)	961,954	941,579
(115,676)	(58,574)	(71,966)	(51,582)	(107,837)	(142,510)	(755)	(13,167)

(2,542,994)	(3,358,623)	(462,986)	585,508	(928,649)	(2,747,838)	2,821,798	1,826,170

(8,051,824)	(6,425,937)	(360,915)	1,217,923	(166,659)	(3,335,578)	4,919,078	11,721,573

46,942,182	53,368,119	16,151,291	14,933,368	18,544,480	21,880,058	43,168,649	31,447,076

$38,890,358	$46,942,182	$15,790,376	$16,151,291	$18,377,821	$18,544,480	$48,087,727	$43,168,649

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP High Yield Corporate Bond— Initial Class		MainStay VP ICAP Select Equity— Initial Class
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7,372,995	$6,986,393	$1,407,177	$1,538,967
Net realized gain (loss) on investments	439,115	577,347	2,624,303	1,611,914
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(5,804,693)	624,811	7,611,105	31,225,852

Net increase (decrease) in net assets resulting from operations	2,007,417	8,188,551	11,642,585	34,376,733

Contributions and (Withdrawals):
Payments received from policyowners	12,858,983	11,979,418	10,442,514	10,539,869
Cost of insurance	(8,320,858)	(8,548,483)	(7,609,238)	(7,700,810)
Policyowners’ surrenders	(7,200,003)	(6,878,670)	(7,140,965)	(7,188,059)
Net transfers from (to) Fixed Account	(1,158,451)	(254,503)	(1,504,620)	(2,067,767)
Transfers between Investment Divisions	(3,956,371)	(2,449,464)	(2,328,616)	(4,228,861)
Policyowners’ death benefits	(1,008,100)	(459,510)	(499,764)	(556,507)

Net contributions and (withdrawals)	(8,784,800)	(6,611,212)	(8,640,689)	(11,202,135)

Increase (decrease) in net assets	(6,777,383)	1,577,339	3,001,896	23,174,598
NET ASSETS:
Beginning of period	137,276,365	135,699,026	143,517,399	120,342,801

End of period	$130,498,982	$137,276,365	$146,519,295	$143,517,399

	Mainstay VP Marketfield— Initial Class	MainStay VP MFS® Utilities— Initial Class
	2014(a)	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(650)	$501,673	$504,933
Net realized gain (loss) on investments	30	558,547	397,272
Realized gain distribution received	—	1,399,068	312,232
Change in unrealized appreciation (depreciation) on investments	(63,496)	949,878	2,825,097

Net increase (decrease) in net assets resulting from operations	(64,116)	3,409,166	4,039,534

Contributions and (Withdrawals):
Payments received from policyowners	432,841	5,020,552	3,257,855
Cost of insurance	(60,951)	(1,931,092)	(1,412,195)
Policyowners’ surrenders	(3,892)	(1,237,898)	(1,061,232)
Net transfers from (to) Fixed Account	62,047	(317,288)	480,373
Transfers between Investment Divisions	796,638	3,741,308	3,066,178
Policyowners’ death benefits	—	(23,892)	(61,946)

Net contributions and (withdrawals)	1,226,683	5,251,690	4,269,033

Increase (decrease) in net assets	1,162,567	8,660,856	8,308,567
NET ASSETS:
Beginning of period	—	26,673,974	18,365,407

End of period	$1,162,567	$35,334,830	$26,673,974

(a)	For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP Income Builder— Initial Class		MainStay VP International Equity— Initial Class		MainStay VP Janus Balanced— Initial Class		MainStay VP Large Cap Growth— Initial Class
2014	2013	2014	2013	2014	2013	2014	2013

$3,402,440	$2,319,382	$159,329	$385,624	$1,324,854	$1,265,991	$(148,404)	$(6,817)
389,630	(38,225)	(1,774,029)	(2,114,512)	2,527,851	1,426,393	2,170,710	1,975,416
2,692,397	—	—	—	2,366,707	198,214	5,113,610	224,394
(1,754,907)	7,334,791	267,685	8,237,637	4,500,908	19,696,924	(2,555,746)	10,134,287

4,729,560	9,615,948	(1,347,015)	6,508,749	10,720,320	22,587,522	4,580,170	12,327,280

4,697,638	4,559,155	4,447,432	4,655,723	9,208,699	9,261,686	4,078,063	3,896,133
(4,037,213)	(4,075,405)	(2,521,497)	(2,608,544)	(7,470,354)	(7,620,580)	(2,383,460)	(2,207,031)
(2,615,615)	(2,892,044)	(2,423,064)	(3,368,149)	(7,005,530)	(6,681,564)	(2,263,584)	(2,372,605)
(1,281,031)	(574,496)	(534,849)	(875,144)	(2,249,767)	(1,596,046)	(759,791)	(544,118)
416,567	3,865,825	(1,468,723)	(1,432,342)	271,634	2,074,633	(173,874)	(1,959,199)
(438,396)	(265,566)	(87,673)	(118,603)	(559,294)	(580,402)	(18,780)	(65,724)

(3,258,050)	617,469	(2,588,374)	(3,747,059)	(7,804,612)	(5,142,273)	(1,521,426)	(3,252,544)

1,471,510	10,233,417	(3,935,389)	2,761,690	2,915,708	17,445,249	3,058,744	9,074,736

63,796,657	53,563,240	49,145,516	46,383,826	134,847,932	117,402,683	45,049,919	35,975,183

$65,268,167	$63,796,657	$45,210,127	$49,145,516	$137,763,640	$134,847,932	$48,108,663	$45,049,919

MainStay VP Mid Cap Core— Initial Class		MainStay VP Moderate Allocation— Initial Class		MainStay VP Moderate Growth Allocation— Initial Class		MainStay VP PIMCO Real Return— Initial Class
2014	2013	2014	2013	2014	2013	2014	2013

$240,072	$665,884	$782,250	$584,284	$1,011,608	$539,749	$58,611	$95,202
5,202,791	2,283,527	1,062,893	929,442	665,607	109,565	(85,213)	43,010
14,210,681	5,391,299	2,708,665	1,137,301	4,265,199	1,527,427	864,859	67,234
(6,264,356)	21,668,648	(2,866,228)	3,207,108	(3,261,420)	9,369,394	(623,763)	(1,337,682)

13,389,188	30,009,358	1,687,580	5,858,135	2,680,994	11,546,135	214,494	(1,132,236)

7,736,892	7,093,023	4,250,222	3,350,645	8,879,268	6,575,828	1,476,751	1,580,016
(5,164,418)	(4,822,504)	(2,144,864)	(1,867,314)	(3,906,427)	(3,130,935)	(618,722)	(706,990)
(5,271,146)	(4,479,880)	(1,777,293)	(1,898,559)	(3,117,790)	(2,623,693)	(616,756)	(378,462)
(1,607,682)	(1,563,265)	1,185,611	347,222	2,268,262	196,188	101,566	124,632
(2,793,772)	470,240	784,610	2,519,085	1,740,007	1,657,853	(667,082)	(2,416,931)
(315,463)	(102,685)	(149,435)	(14,626)	(36,295)	(90,004)	(97,431)	(18,898)

(7,415,589)	(3,405,071)	2,148,851	2,436,453	5,827,025	2,585,237	(421,674)	(1,816,633)

5,973,599	26,604,287	3,836,431	8,294,588	8,508,019	14,131,372	(207,180)	(2,948,869)

99,607,289	73,003,002	37,869,157	29,574,569	58,341,003	44,209,631	9,672,610	12,621,479

$105,580,888	$99,607,289	$41,705,588	$37,869,157	$66,849,022	$58,341,003	$9,465,430	$9,672,610

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MainStay VP S&P 500 Index— Initial Class		MainStay VP T. Rowe Price Equity Income— Initial Class
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,978,053	$3,014,814	$891,428	$688,756
Net realized gain (loss) on investments	9,873,490	6,990,826	1,828,832	1,110,849
Realized gain distribution received	—	—	3,776,901	566,479
Change in unrealized appreciation (depreciation) on investments	22,607,463	59,799,720	(942,953)	15,841,818

Net increase (decrease) in net assets resulting from operations	35,459,006	69,805,360	5,554,208	18,207,902

Contributions and (Withdrawals):
Payments received from policyowners	19,572,974	19,007,562	5,650,302	5,406,207
Cost of insurance	(15,449,030)	(15,071,722)	(3,631,330)	(3,496,937)
Policyowners’ surrenders	(13,661,192)	(12,643,963)	(3,932,372)	(3,446,140)
Net transfers from (to) Fixed Account	(3,947,209)	(3,650,612)	(966,016)	(713,832)
Transfers between Investment Divisions	(881,048)	(1,197,059)	(1,007,833)	(6,245)
Policyowners’ death benefits	(926,252)	(629,706)	(209,759)	(288,696)

Net contributions and (withdrawals)	(15,291,757)	(14,185,500)	(4,097,008)	(2,545,643)

Increase (decrease) in net assets	20,167,249	55,619,860	1,457,200	15,662,259
NET ASSETS:
Beginning of period	284,195,651	228,575,791	77,339,004	61,676,745

End of period	$304,362,900	$284,195,651	$78,796,204	$77,339,004

	AllianceBernstein VPS International Value Portfolio— Class A		AllianceBernstein VPS Small/Mid Cap Value Portfolio— Class A
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$11	$22	$40,112	$24,007
Net realized gain (loss) on investments	3	31	317,011	446,679
Realized gain distribution received	—	—	986,151	375,791
Change in unrealized appreciation (depreciation) on investments	(33)	27	(609,001)	1,265,266

Net increase (decrease) in net assets resulting from operations	(19)	80	734,273	2,111,743

Contributions and (Withdrawals):
Payments received from policyowners	—	1	1,236,568	938,722
Cost of insurance	(19)	(19)	(519,351)	(435,443)
Policyowners’ surrenders	—	(164)	(438,125)	(529,536)
Net transfers from (to) Fixed Account	—	—	(42,419)	128,590
Transfers between Investment Divisions	—	—	21,588	129,066
Policyowners’ death benefits	—	—	(1,534)	(7,417)

Net contributions and (withdrawals)	(19)	(182)	256,727	223,982

Increase (decrease) in net assets	(38)	(102)	991,000	2,335,725
NET ASSETS:
Beginning of period	323	425	7,845,596	5,509,871

End of period	$285	$323	$8,836,596	$7,845,596

(a)	For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MainStay VP Unconstrained Bond— Initial Class		MainStay VP U.S. Small Cap— Initial Class		MainStay VP Van Eck Global Hard Assets— Initial Class		Alger Capital Appreciation Portfolio— Class I-2
2014	2013	2014	2013	2014	2013	2014	2013

$173,869	$119,825	$15,447	$102,725	$77,842	$390,408	$1,597	$4,429
(9,139)	(4,269)	1,215,040	1,183,932	24,705	(384,658)	69,243	144,543
—	60	1,811,344	—	—	—	255,405	138,329
(138,684)	(21,032)	(1,510,940)	5,622,253	(8,574,442)	4,584,081	(125,394)	95,623

26,046	94,584	1,530,891	6,908,910	(8,471,895)	4,589,831	200,851	382,924

1,444,784	279,919	2,580,046	2,205,426	5,697,747	5,751,618	40,278	47,251
(333,786)	(126,159)	(1,358,845)	(1,257,718)	(2,641,776)	(2,706,162)	(35,160)	(31,830)
(188,665)	(77,774)	(1,337,174)	(1,151,578)	(1,855,397)	(2,430,143)	(55,775)	(13,443)
391,447	112,424	(653,870)	(227,612)	(782,065)	(1,018,485)	(21,739)	8,370
1,556,781	1,724,888	(57,326)	163,343	(686,048)	(3,050,891)	212,167	(249,643)
(16,354)	—	(4,381)	(25,692)	(22,094)	(56,678)	—	—

2,854,207	1,913,298	(831,550)	(293,831)	(289,633)	(3,510,741)	139,771	(239,295)

2,880,253	2,007,882	699,341	6,615,079	(8,761,528)	1,079,090	340,622	143,629

3,240,267	1,232,385	24,961,350	18,346,271	45,772,020	44,692,930	1,359,801	1,216,172

$6,120,520	$3,240,267	$25,660,691	$24,961,350	$37,010,492	$45,772,020	$1,700,423	$1,359,801

American Century Investments® VP Inflation Protection Fund— Class II		American Century Investments® VP International Fund— Class II		American Century Investments® VP Value Fund— Class II		American Funds IS® New World Fund®— Class 2
2014	2013	2014	2013	2014	2013	2014(a)

$3,583	$4,109	$30,849	$30,473	$28,058	$24,472	$10,063
(724)	596	64,431	(4,754)	109,288	16,527	(3,435)
6,627	9,019	—	—	—	—	11,677
(921)	(36,664)	(213,841)	383,814	111,856	396,465	(121,264)

8,565	(22,940)	(118,561)	409,533	249,202	437,464	(102,959)

15,853	16,662	160,918	196,649	128,081	66,785	263,033
(3,736)	(4,469)	(67,421)	(66,210)	(33,674)	(30,682)	(37,106)
(6,017)	—	(103,779)	(118,275)	(241,325)	—	(2,011)
(4,845)	(826)	(70,303)	(3,815)	(7)	7	15,365
11,006	19,359	(78,068)	14,351	(774)	11,723	1,038,392
—	—	(119)	—	—	—	—

12,261	30,726	(158,772)	22,700	(147,699)	47,833	1,277,673

20,826	7,786	(277,333)	432,233	101,503	485,297	1,174,714

264,450	256,664	2,232,045	1,799,812	1,859,694	1,374,397	—

$285,276	$264,450	$1,954,712	$2,232,045	$1,961,197	$1,859,694	$1,174,714

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	BlackRock® Global Allocation V.I. Fund— Class III		BlackRock® High Yield V.I. Fund— Class I
	2014	2013	2014(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$185,324	$57,458	$9,481
Net realized gain (loss) on investments	78,871	144,394	(19)
Realized gain distribution received	767,547	255,736	3,016
Change in unrealized appreciation (depreciation) on investments	(894,825)	195,852	(19,997)

Net increase (decrease) in net assets resulting from operations	136,917	653,440	(7,519)

Contributions and (Withdrawals):
Payments received from policyowners	1,917,197	1,393,100	111,012
Cost of insurance	(636,839)	(399,733)	(12,820)
Policyowners’ surrenders	(395,149)	(1,385,155)	(263)
Net transfers from (to) Fixed Account	810,648	726,367	12,218
Transfers between Investment Divisions	383,612	2,219,556	474,320
Policyowners’ death benefits	(30,652)	(11,416)	—

Net contributions and (withdrawals)	2,048,817	2,542,719	584,467

Increase (decrease) in net assets	2,185,734	3,196,159	576,948
NET ASSETS:
Beginning of period	6,713,754	3,517,595	—

End of period	$8,899,488	$6,713,754	$576,948

	Delaware VIP® Small Cap Value Series— Standard Class		Delaware VIP® Value Series— Standard Class
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$9,961	$3,990	$1,136	$890
Net realized gain (loss) on investments	57,222	17,931	10,177	1,811
Realized gain distribution received	285,016	49,218	—	—
Change in unrealized appreciation (depreciation) on investments	(149,506)	384,787	(3,007)	12,432

Net increase (decrease) in net assets resulting from operations	202,693	455,926	8,306	15,133

Contributions and (Withdrawals):
Payments received from policyowners	758,355	238,310	11,163	18,103
Cost of insurance	(203,469)	(78,105)	(2,883)	(3,153)
Policyowners’ surrenders	(87,526)	(17,422)	(14,467)	—
Net transfers from (to) Fixed Account	244,965	119,145	(1,328)	320
Transfers between Investment Divisions	584,375	1,615,339	(14,589)	(13,506)
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	1,296,700	1,877,267	(22,104)	1,764

Increase (decrease) in net assets	1,499,393	2,333,193	(13,798)	16,897
NET ASSETS:
Beginning of period	2,804,058	470,865	66,314	49,417

End of period	$4,303,451	$2,804,058	$52,516	$66,314

(a)	For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Columbia Variable Portfolio— Small Cap Value Fund— Class 2		Delaware VIP® Diversified Income Series— Standard Class		Delaware VIP® Emerging Markets Series— Standard Class		Delaware VIP® International Value Equity Series— Standard Class
2014	2013	2014	2013	2014	2013	2014	2013

$52	$60	$1,010	$827	$5,136	$4,704	$182	$98
7	253	(3)	(21)	25,187	1,730	488	2,033
1,378	—	—	481	5,122	—	—	—
(1,014)	910	1,283	(1,707)	(165,276)	47,955	(1,515)	1,006

423	1,223	2,290	(420)	(129,831)	54,389	(845)	3,137

3,763	1,917	8,716	11,712	597,404	165,433	1,641	1,977
(534)	(294)	(2,262)	(2,219)	(149,899)	(47,407)	(464)	(470)
—	—	(7,464)	(864)	(80,618)	(115,586)	(3,710)	(1,050)
483	3,722	(1,796)	2,675	230,066	106,872	235	5,655
7,751	—	46,803	2,848	211,606	732,586	—	(875)
—	—	—	—	—	1	—	—

11,463	5,345	43,997	14,152	808,559	841,899	(2,298)	5,237

11,886	6,568	46,287	13,732	678,728	896,288	(3,143)	8,374

7,598	1,030	43,679	29,947	966,341	70,053	13,715	5,341

$19,484	$7,598	$89,966	$43,679	$1,645,069	$966,341	$10,572	$13,715

Deutsche Small Cap Index VIP— Class A		Deutsche Small Mid Cap Value VIP— Class A		DFA VA Global Bond Portfolio		DFA VA International Small Portfolio
2014	2013	2014	2013	2014	2013	2014	2013

$274	$361	$22,760	$26,759	$392	$22	$870	$1,258
2,323	1,937	210,541	99,639	(14)	(8)	3,227	499
1,561	867	19,037	—	29	70	871	1,719
(2,839)	4,457	(41,095)	819,929	(197)	(103)	(8,053)	3,284

1,319	7,622	211,243	946,327	210	(19)	(3,085)	6,760

8,036	7,413	558,679	432,906	2,728	1,084	9,222	10,740
(1,259)	(1,282)	(231,626)	(196,776)	(1,168)	(824)	(3,230)	(2,235)
(5,665)	(568)	(154,952)	(61,268)	—	—	—	—
(396)	(1,011)	(17,851)	52,512	5,210	2,207	177	7,397
(1,967)	(1,145)	(77,500)	148,196	7,506	—	(22,138)	31,340
—	—	2,596	(14,012)	—	—	—	—

(1,251)	3,407	79,346	361,558	14,276	2,467	(15,969)	47,242

68	11,029	290,589	1,307,885	14,486	2,448	(19,054)	54,002

28,168	17,139	3,860,779	2,552,894	4,886	2,438	59,902	5,900

$28,236	$28,168	$4,151,368	$3,860,779	$19,372	$4,886	$40,848	$59,902

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	DFA VA International Value Portfolio		DFA VA Short-Term Fixed Portfolio
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,965	$775	$78	$64
Net realized gain (loss) on investments	1,143	1,294	(1)	—
Realized gain distribution received	—	—	23	21
Change in unrealized appreciation (depreciation) on investments	(6,617)	2,681	(84)	(50)

Net increase (decrease) in net assets resulting from operations	(3,509)	4,750	16	35

Contributions and (Withdrawals):
Payments received from policyowners	16,345	16,520	8,344	12,266
Cost of insurance	(4,428)	(2,956)	(3,268)	(2,708)
Policyowners’ surrenders	—	(2,099)	—	—
Net transfers from (to) Fixed Account	1,267	6,619	3,474	5,509
Transfers between Investment Divisions	6,994	—	9,382	—
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	20,178	18,084	17,932	15,067

Increase (decrease) in net assets	16,669	22,834	17,948	15,102
NET ASSETS:
Beginning of period	32,949	10,115	24,512	9,410

End of period	$49,618	$32,949	$42,460	$24,512

	Fidelity® VIP Contrafund® Portfolio— Initial Class		Fidelity® VIP Equity-Income Portfolio— Initial Class
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,281,348	$1,341,065	$1,894,795	$1,510,595
Net realized gain (loss) on investments	3,608,099	2,735,014	(99,991)	(144,509)
Realized gain distribution received	4,447,026	55,823	1,068,621	4,708,632
Change in unrealized appreciation (depreciation) on investments	14,756,295	47,499,025	3,313,079	10,504,685

Net increase (decrease) in net assets resulting from operations	24,092,768	51,630,927	6,176,504	16,579,403

Contributions and (Withdrawals):
Payments received from policyowners	15,982,187	14,657,025	5,319,709	5,235,882
Cost of insurance	(10,757,719)	(10,192,155)	(3,787,626)	(3,712,702)
Policyowners’ surrenders	(11,168,223)	(9,960,656)	(3,607,274)	(3,367,920)
Net transfers from (to) Fixed Account	(2,368,489)	(2,226,461)	(791,546)	(887,123)
Transfers between Investment Divisions	(1,822,208)	(635,259)	(827,210)	2,492,342
Policyowners’ death benefits	(466,648)	(447,232)	(614,490)	(291,703)

Net contributions and (withdrawals)	(10,601,100)	(8,804,738)	(4,308,437)	(531,224)

Increase (decrease) in net assets	13,491,668	42,826,189	1,868,067	16,048,179
NET ASSETS:
Beginning of period	214,534,841	171,708,652	75,904,146	59,855,967

End of period	$228,026,509	$214,534,841	$77,772,213	$75,904,146

(a)	For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014.
(b)	For the period May 1, 2013 (commencement of Investment Division) through December 31, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

DFA VA U.S. Large Value Portfolio		DFA VA U.S. Targeted Value Portfolio		Dreyfus IP Technology Growth Portfolio— Initial Shares		Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares
2014	2013	2014	2013	2014	2013	2014	2013

$1,614	$941	$624	$552	$(43,727)	$(38,276)	$—	$—
4,171	3,942	15,967	1,700	823,440	902,569	15,188	3,586
1,611	5,384	3,297	—	964,080	—	—	—
(531)	6,225	(16,638)	14,452	(571,135)	3,614,772	28,687	806,173

6,865	16,492	3,250	16,704	1,172,658	4,479,065	43,875	809,759

23,452	27,789	13,180	20,747	1,936,725	1,754,384	28,315	50,878
(8,954)	(6,963)	(8,031)	(5,635)	(1,132,305)	(1,032,079)	(16,683)	(14,749)
(7,636)	—	(5,993)	—	(884,964)	(982,894)	(34,380)	(8,236)
5,975	9,266	3,835	3,650	(218,057)	(134,852)	225	3,577
2,313	(314)	(14,993)	20,735	(5,361)	(502,775)	10,379	63,223
—	—	—	—	(32,715)	(43,159)	—	—

15,150	29,778	(12,002)	39,497	(336,677)	(941,375)	(12,144)	94,693

22,015	46,270	(8,752)	56,201	835,981	3,537,690	31,731	904,452

70,712	24,442	77,615	21,414	18,017,529	14,479,839	2,541,566	1,637,114

$92,727	$70,712	$68,863	$77,615	$18,853,510	$18,017,529	$2,573,297	$2,541,566

Fidelity® VIP Freedom 2020 Portfolio— Initial Class		Fidelity® VIP Freedom 2030 Portfolio— Initial Class		Fidelity® VIP Freedom 2040 Portfolio— Initial Class		Fidelity® VIP Growth Opportunities Portfolio— Initial Class
2014	2013(b)	2014	2013(b)	2014	2013(b)	2014(a)

$5,920	$1,754	$6,360	$2,115	$8,988	$3,232	$264
1,210	3,105	6,691	(103)	14,340	16,430	187
4,046	631	6,620	907	9,271	1,513	173
437	4,100	(5,432)	5,993	(4,130)	7,948	12,448

11,613	9,590	14,239	8,912	28,469	29,123	13,072

71,374	10,696	122,985	14,504	220,314	27,953	24,570
(22,773)	(5,314)	(45,613)	(5,507)	(68,193)	(18,734)	(4,494)
(1,177)	(93)	(36,382)	(332)	(95,759)	(1,403)	(617)
16,035	7,102	122,841	16,701	77,787	20,118	3,287
237,011	101,708	156,558	118,485	264,737	190,405	218,692
—	—	—	—	—	—	—

300,470	114,099	320,389	143,851	398,886	218,339	241,438

312,083	123,689	334,628	152,763	427,355	247,462	254,510

123,689	—	152,763	—	247,462	—	—

$435,772	$123,689	$487,391	$152,763	$674,817	$247,462	$254,510

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	Fidelity® VIP Growth Portfolio— Initial Class		Fidelity® VIP Index 500 Portfolio— Initial Class
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$9,584	$12,341	$208,424	$216,450
Net realized gain (loss) on investments	44,706	55,374	449,920	69,880
Realized gain distribution received	—	2,938	11,571	118,891
Change in unrealized appreciation (depreciation) on investments	479,251	1,258,710	1,061,903	2,858,637

Net increase (decrease) in net assets resulting from operations	533,541	1,329,363	1,731,818	3,263,858

Contributions and (Withdrawals):
Payments received from policyowners	6,205	5,770	132,203	83,460
Cost of insurance	(33,355)	(29,681)	(155,117)	(146,688)
Policyowners’ surrenders	—	(209,546)	(1,222,484)	(188,327)
Net transfers from (to) Fixed Account	(61,303)	—	(43,385)	5,973
Transfers between Investment Divisions	(47,206)	(10,912)	285,466	(1,308,398)
Policyowners’ death benefits	—	—	(355)	—

Net contributions and (withdrawals)	(135,659)	(244,369)	(1,003,672)	(1,553,980)

Increase (decrease) in net assets	397,882	1,084,994	728,146	1,709,878
NET ASSETS:
Beginning of period	4,811,261	3,726,267	12,571,625	10,861,747

End of period	$5,209,143	$4,811,261	$13,299,771	$12,571,625

	Invesco V.I. Global Real Estate Fund— Series I		Invesco V.I. International Growth Fund— Series I
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$580	$1,267	$139,069	$73,894
Net realized gain (loss) on investments	1,488	3,290	215,095	233,737
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	3,393	(3,051)	(368,819)	977,701

Net increase (decrease) in net assets resulting from operations	5,461	1,506	(14,655)	1,285,332

Contributions and (Withdrawals):
Payments received from policyowners	8,738	12,588	1,941,309	1,201,841
Cost of insurance	(2,015)	(1,730)	(582,402)	(422,797)
Policyowners’ surrenders	(7,256)	(489)	(222,528)	(99,089)
Net transfers from (to) Fixed Account	(1,457)	7,088	74,057	352,304
Transfers between Investment Divisions	(1,080)	(18,079)	500,213	230,763
Policyowners’ death benefits	—	—	(2,707)	(12,083)

Net contributions and (withdrawals)	(3,070)	(622)	1,707,942	1,250,939

Increase (decrease) in net assets	2,391	884	1,693,287	2,536,271
NET ASSETS:
Beginning of period	35,267	34,383	8,722,845	6,186,574

End of period	$37,658	$35,267	$10,416,132	$8,722,845

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Fidelity® VIP Investment Grade Bond Portfolio— Initial Class		Fidelity® VIP Mid Cap Portfolio— Initial Class		Fidelity® VIP Overseas Portfolio— Initial Class		Invesco V.I. American Value Fund— Series I
2014	2013	2014	2013	2014	2013	2014	2013

$26,533	$24,790	$15,721	$26,591	$85,027	$82,146	$3,603	$3,280
5,472	1,263	95,816	179,461	(53,547)	(253,877)	60,239	34,156
424	12,715	155,449	683,058	1,621	22,519	127,520	—
28,539	(56,884)	177,727	666,811	(564,961)	1,748,751	(49,919)	131,201

60,968	(18,116)	444,713	1,555,921	(531,860)	1,599,539	141,443	168,637

42,169	39,632	757,441	214,723	53,165	47,536	354,493	121,254
(30,434)	(30,980)	(241,488)	(105,984)	(77,390)	(72,765)	(114,788)	(48,840)
(15,504)	—	(196,029)	(379,149)	(470,628)	(102,474)	(37,756)	(2,944)
2,261	5,223	140,667	103,014	(7,097)	(21,903)	76,324	54,113
136,256	28,632	1,209,361	345,529	267,822	(383,291)	513,509	354,487
(415)	—	(341)	—	37	—	—	—

134,333	42,507	1,669,611	178,133	(234,091)	(532,897)	791,782	478,070

195,301	24,391	2,114,324	1,734,054	(765,951)	1,066,642	933,225	646,707

1,024,521	1,000,130	5,924,576	4,190,522	6,653,228	5,586,586	982,655	335,948

$1,219,822	$1,024,521	$8,038,900	$5,924,576	$5,887,277	$6,653,228	$1,915,880	$982,655

Janus Aspen Enterprise Portfolio— Institutional Shares		Janus Aspen Forty Portfolio— Institutional Shares		Janus Aspen Global Research Portfolio— Institutional Shares		LVIP Baron Growth Opportunities Fund— Service Class
2014	2013	2014	2013	2014	2013	2014	2013

$949	$2,880	$19	$131	$541,421	$605,509	$17	$38
73,005	79,199	3,119	973	3,016,347	1,858,466	1,075	434
40,613	—	3,465	—	—	—	53	684
(44,065)	70,220	(5,639)	4,003	2,740,070	18,656,876	(694)	1,704

70,502	152,299	964	5,107	6,297,838	21,120,851	451	2,860

88,121	52,243	1,679	6,385	7,235,265	7,453,974	2,815	2,464
(16,661)	(16,602)	(976)	(1,474)	(5,378,204)	(5,393,602)	(534)	(443)
(131,074)	(159,515)	(10,381)	—	(5,135,222)	(4,642,442)	(3,834)	(577)
(623)	391	213	(770)	(1,554,022)	(1,225,794)	—	(237)
376	—	(1,599)	(2,420)	(817,387)	(1,473,702)	311	(109)
7	—	—	—	(235,135)	(227,015)	—	—

(59,854)	(123,483)	(11,064)	1,721	(5,884,705)	(5,508,581)	(1,242)	1,098

10,648	28,816	(10,100)	6,828	413,133	15,612,270	(791)	3,958

521,618	492,802	23,124	16,296	94,076,676	78,464,406	10,181	6,223

$532,266	$521,618	$13,024	$23,124	$94,489,809	$94,076,676	$9,390	$10,181

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	MFS® International Value Portfolio— Initial Class		MFS® Investors Trust Series— Initial Class
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$66,478	$29,272	$3,331	$2,162
Net realized gain (loss) on investments	58,843	15,040	10,366	516
Realized gain distribution received	—	—	28,486	—
Change in unrealized appreciation (depreciation) on investments	(96,169)	332,294	(1,056)	51,838

Net increase (decrease) in net assets resulting from operations	29,152	376,606	41,127	54,516

Contributions and (Withdrawals):
Payments received from policyowners	664,793	216,903	209,498	2,322
Cost of insurance	(179,751)	(74,916)	(37,207)	(3,586)
Policyowners’ surrenders	(171,645)	(16,145)	(1,799)	—
Net transfers from (to) Fixed Account	122,598	97,826	10,752	—
Transfers between Investment Divisions	1,011,366	1,977,380	168,294	—
Policyowners’ death benefits	—	(4,287)	—	—

Net contributions and (withdrawals)	1,447,361	2,196,761	349,538	(1,264)

Increase (decrease) in net assets	1,476,513	2,573,367	390,665	53,252
NET ASSETS:
Beginning of period	2,954,826	381,459	223,982	170,730

End of period	$4,431,339	$2,954,826	$614,647	$223,982

	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)— Institutional Class
	2014	2013	2014(a)

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,857)	$(2,585)	$3,748
Net realized gain (loss) on investments	111,278	56,150	664
Realized gain distribution received	1,044,281	—	4,631
Change in unrealized appreciation (depreciation) on investments	(961,703)	432,998	15,998

Net increase (decrease) in net assets resulting from operations	190,999	486,563	25,041

Contributions and (Withdrawals):
Payments received from policyowners	488,922	275,998	258,724
Cost of insurance	(136,359)	(76,355)	(30,200)
Policyowners’ surrenders	(63,619)	(10,696)	(1,192)
Net transfers from (to) Fixed Account	(120,838)	13,809	33,792
Transfers between Investment Divisions	195,360	391,544	557,381
Policyowners’ death benefits	(323)	—	—

Net contributions and (withdrawals)	363,143	594,300	818,505

Increase (decrease) in net assets	554,142	1,080,863	843,546
NET ASSETS:
Beginning of period	2,289,129	1,208,266	—

End of period	$2,843,271	$2,289,129	$843,546

(a)	For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

MFS® New Discovery Series— Initial Class		MFS® Research Bond Series— Initial Class		MFS® Research Series— Initial Class		MFS® Value Series— Initial Class
2014	2013	2014	2013	2014	2013	2014	2013

$(6,197)	$(3,263)	$352	$99	$5,597	$1,041	$74	$27
160,149	176,080	2	—	127,393	41,667	70	20
1,149,267	37,835	—	37	68,383	1,685	150	7
(1,731,972)	1,288,833	599	(192)	(104,322)	138,216	210	530

(428,753)	1,499,485	953	(56)	97,051	182,609	504	584

496,405	261,672	3,764	1,797	170,785	73,704	1,635	421
(175,684)	(125,998)	(764)	(369)	(66,340)	(47,905)	(193)	(109)
(186,222)	(205,691)	—	—	(94,252)	(10,915)	—	—
23,988	(450)	—	2,552	12,553	456	—	603
(292,877)	1,483,101	73,141	—	93,937	(2,600)	599	—
(178)	—	—	—	(60)	—	—	—

(134,568)	1,412,634	76,141	3,980	116,623	12,740	2,041	915

(563,321)	2,912,119	77,094	3,924	213,674	195,349	2,545	1,499

5,846,616	2,934,497	8,311	4,387	795,114	599,765	2,566	1,067

$5,283,295	$5,846,616	$85,405	$8,311	$1,008,788	$795,114	$5,111	$2,566

PIMCO VIT Global Bond Portfolio (Unhedged)— Administrative Class		PIMCO VIT Low Duration Portfolio— Administrative Class		PIMCO VIT Total Return Portfolio— Administrative Class		PIMCO VIT Total Return Portfolio— Institutional Class
2014	2013	2014	2013	2014	2013	2014(a)

$8,392	$3,730	$4,056	$5,379	$46,728	$55,479	$5,352
(12,036)	(16,769)	979	450	7,939	(216,570)	64
8,668	2,243	—	—	—	17,912	—
2,050	(20,832)	(1,952)	(6,410)	36,255	75,987	(1,525)

7,074	(31,628)	3,083	(581)	90,922	(67,192)	3,891

26,736	37,960	13,113	11,343	102,330	81,627	224,292
(11,296)	(12,912)	(18,927)	(19,055)	(65,262)	(70,175)	(28,841)
(41,889)	(1,412)	—	(3,509)	(100,360)	(20,769)	(955)
(3,219)	(3,703)	(5,437)	—	(9,225)	2,625	31,264
(684)	8,191	256	(1,046)	(50,028)	(887,789)	329,765
—	—	—	—	—	—	—

(30,352)	28,124	(10,995)	(12,267)	(122,545)	(894,481)	555,525

(23,278)	(3,504)	(7,912)	(12,848)	(31,623)	(961,673)	559,416

317,416	320,920	361,341	374,189	2,049,408	3,011,081	—

$294,138	$317,416	$353,429	$361,341	$2,017,785	$2,049,408	$559,416

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2014

and December 31, 2013

	Royce Micro-Cap Portfolio— Investment Class		T. Rowe Price Blue Chip Growth Portfolio
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(37,925)	$47,672	$—	$11
Net realized gain (loss) on investments	664,837	490,832	11,738	1,181
Realized gain distribution received	1,343,192	454,088	—	—
Change in unrealized appreciation (depreciation) on investments	(2,646,743)	2,147,624	(8,282)	10,325

Net increase (decrease) in net assets resulting from operations	(676,639)	3,140,216	3,456	11,517

Contributions and (Withdrawals):
Payments received from policyowners	2,324,956	2,292,111	7,079	6,247
Cost of insurance	(1,023,550)	(1,010,605)	(3,182)	(1,397)
Policyowners’ surrenders	(666,687)	(661,912)	(7,602)	—
Net transfers from (to) Fixed Account	(45,432)	(45,946)	(659)	(369)
Transfers between Investment Divisions	(978,949)	(1,140,713)	1,446	(1,558)
Policyowners’ death benefits	(18,615)	(14,728)	—	—

Net contributions and (withdrawals)	(408,277)	(581,793)	(2,918)	2,923

Increase (decrease) in net assets	(1,084,916)	2,558,423	538	14,440
NET ASSETS:
Beginning of period	18,039,979	15,481,556	39,671	25,231

End of period	$16,955,063	$18,039,979	$40,209	$39,671

	The Merger Fund VL		UIF Emerging Markets Debt Portfolio— Class I
	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$473	$102	$38,318	$41,261
Net realized gain (loss) on investments	795	32	1,239	36,958
Realized gain distribution received	190	—	5,272	12,647
Change in unrealized appreciation (depreciation) on investments	(806)	1,171	(18,596)	(191,947)

Net increase (decrease) in net assets resulting from operations	652	1,305	26,233	(101,081)

Contributions and (Withdrawals):
Payments received from policyowners	10,131	14,470	30,765	40,527
Cost of insurance	(2,103)	(2,005)	(19,934)	(25,901)
Policyowners’ surrenders	(7,274)	—	(18,015)	(236,958)
Net transfers from (to) Fixed Account	(2,264)	2,772	(36,800)	(368)
Transfers between Investment Divisions	(1,580)	1,052	(183,439)	6,706
Policyowners’ death benefits	—	—	—	—

Net contributions and (withdrawals)	(3,090)	16,289	(227,423)	(215,994)

Increase (decrease) in net assets	(2,438)	17,594	(201,190)	(317,075)
NET ASSETS:
Beginning of period	39,087	21,493	780,764	1,097,839

End of period	$36,649	$39,087	$579,574	$780,764

(a)	For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

T. Rowe Price International Stock Portfolio		T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price New America Growth Portfolio
2014	2013	2014	2013	2014	2013

$202	$212	$7,036	$9,886	$—	$—
3,038	150	(904)	(4,735)	809	220
107	—	—	—	394	925
(3,454)	2,632	(3,012)	(6,938)	(931)	667

(107)	2,994	3,120	(1,787)	272	1,812

4,583	6,579	30,398	31,452	231	771
(1,215)	(1,240)	(23,158)	(23,765)	(192)	(195)
(3,962)	(495)	(6,080)	—	(3,767)	(1,064)
(4,127)	300	(1,394)	(299,778)	—	270
(2,518)	377	151,167	(69,543)	—	—
—	—	(95)	—	—	—

(7,239)	5,521	150,838	(361,634)	(3,728)	(218)

(7,346)	8,515	153,958	(363,421)	(3,456)	1,594

26,133	17,618	450,312	813,733	6,270	4,676

$18,787	$26,133	$604,270	$450,312	$2,814	$6,270

UIF U.S. Real Estate Portfolio— Class I		Van Eck VIP Multi-Manager Alternatives Fund— Initial Class		Victory VIF Diversified Stock Fund— Class A
2014	2013	2014	2013	2014	2013

$199,688	$107,891	$(2,397)	$(1,614)	$59	$56
782,819	650,090	12,959	3,237	1,510	1,469
—	—	29,610	6,108	—	—
3,104,338	(617,158)	(67,619)	90,450	(872)	772

4,086,845	140,823	(27,447)	98,181	697	2,297

2,412,210	1,848,092	321,603	211,372	1,955	2,628
(891,600)	(695,455)	(109,159)	(67,006)	(511)	(741)
(630,788)	(635,648)	(133,239)	(32,810)	(3,452)	—
(49,569)	330,433	21,838	(65,033)	5	360
2,135,910	530,555	152,597	999,739	(5,244)	(298)
(6,622)	(18,235)	—	—	—	—

2,969,541	1,359,742	253,640	1,046,262	(7,247)	1,949

7,056,386	1,500,565	226,193	1,144,443	(6,550)	4,246

12,108,888	10,608,323	2,200,542	1,056,099	8,973	4,727

$19,165,274	$12,108,888	$2,426,735	$2,200,542	$2,423	$8,973

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

N

YLIAC Variable Universal Life Separate Account (“VUL Separate Account-I”) was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). VUL Separate Account-I funds Group 1 policies (Variable Universal Life (“VUL”) and Survivorship Variable Universal Life (“SVUL”)—Series 1), Group 2 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 1 and Single Premium Variable Universal Life (“SPVUL”)—Series 1), Group 3 policies (Pinnacle Variable Universal Life (“Pinnacle VUL”) and Pinnacle Survivorship Variable Universal Life (“Pinnacle SVUL”)), Group 4 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 2, Single Premium Variable Universal Life (“SPVUL”)—Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (“Legacy Creator SPVUL”), Survivorship Variable Universal Life (“SVUL”)—Series 2, Variable Universal Life Provider (“VUL Provider”), Variable Universal Life Accumulator (“VUL Accumulator”), Survivorship Variable Universal Life Accumulator (“SVUL Accumulator”) and Variable Universal Life Accumulator Plus (“VUL Accumulator Plus”)) and the Group 5 policy (Lifetime Wealth Variable Universal Life (“LWVUL”)). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved it by September 28, 1999. Sales of VUL Provider, VUL 2000 and SVUL were discontinued on May 23, 2008, or the date VUL Accumulator and SVUL Accumulator were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL Series 3 were discontinued on January 1, 2009 in all jurisdictions. Sales of LWVUL were discontinued on November 18, 2013 in all jurisdictions. Sales of VUL Accumulator were discontinued on December 31, 2013 or the date VUL Accumulator Plus was approved in a jurisdiction that had not approved the new products by December 31, 2013.

All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities, LLC and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of NYLIC. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.

The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, the Alger Portfolios, the AllianceBernstein Variable Products Series Fund, Inc., the American Century® Variable American Century Investment Portfolios, Inc., the American Funds Insurance Series®, the BlackRock® Variable Series Funds, Inc., the Columbia Funds Variable Insurance Trust, the Delaware VIP® Trust, the DFA Investment Dimensions Group Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Deutsche Investments VIT Funds, the Deutsche Variable Series II, the Fidelity® Variable Insurance Products Fund, the Invesco Variable Insurance Funds, the Janus Aspen Series, the Lincoln Variable Insurance Products Trust, The Merger Fund VL, the MFS® Variable Insurance TrustSM, the MFS® Variable Insurance Trust II, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the T. Rowe Price International Series, Inc., the Universal Institutional Funds, Inc., the Van Eck VIP Trust and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NY LIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

As of May 1, 2014, the following Investment Divisions were added to one or more of the products investing in VUL Separate Account-I:

MainStay VP Marketfield—Initial Class

American Funds® IS New World Fund®—Class 2

BlackRock® High Yield V.I. Fund—Class I

Fidelity® VIP Growth Opportunities Portfolio—Initial Class

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class

PIMCO VIT Total Return Portfolio—Institutional Class

NYLIAC VUL Separate Account-I

The following Investment Divisions, with their respective Fund portfolios, are available in VUL Separate Account-I:

MainStay VP Balanced—Initial Class

MainStay VP Bond—Initial Class

MainStay VP Cash Management—Initial Class

MainStay VP Common Stock—Initial Class

MainStay VP Conservative Allocation—Initial Class

MainStay VP Convertible—Initial Class

MainStay VP Cornerstone Growth—Initial Class

MainStay VP Eagle Small Cap Growth—Initial Class

MainStay VP Emerging Markets Equity—Initial Class (formerly MainStay VP DFA/DuPont Capital Emerging Markets Equity—Initial Class)

MainStay VP Floating Rate—Initial Class

MainStay VP Government—Initial Class

MainStay VP Growth Allocation—Initial Class

MainStay VP High Yield Corporate Bond—Initial Class

MainStay VP ICAP Select Equity—Initial Class

MainStay VP Income Builder—Initial Class

MainStay VP International Equity—Initial Class

MainStay VP Janus Balanced—Initial Class

MainStay VP Large Cap Growth—Initial Class

MainStay VP Marketfield—Initial Class

MainStay VP MFS® Utilities—Initial Class

MainStay VP Mid Cap Core—Initial Class

MainStay VP Moderate Allocation—Initial Class

MainStay VP Moderate Growth Allocation—Initial Class

MainStay VP PIMCO Real Return—Initial Class

MainStay VP S&P 500 Index—Initial Class

MainStay VP T. Rowe Price Equity Income—Initial Class

MainStay VP Unconstrained Bond—Initial Class

MainStay VP U.S. Small Cap—Initial Class

MainStay VP Van Eck Global Hard Assets—Initial Class

Alger Capital Appreciation Portfolio—Class I-2

AllianceBernstein VPS International Value Portfolio—Class A

AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A

American Century Investments® VP Inflation Protection Fund—Class II

American Century Investments® VP International Fund—Class II

American Century Investments® VP Value Fund—Class II

American Funds IS® New World Fund®—Class 2

BlackRock® Global Allocation V.I. Fund—Class III

BlackRock® High Yield V.I. Fund—Class I

Columbia Variable Portfolio—Small Cap Value Fund—Class 2

Delaware VIP® Diversified Income Series—Standard Class

Delaware VIP® Emerging Markets Series—Standard Class

Delaware VIP® International Value Equity Series—Standard Class

Delaware VIP® Small Cap Value Series—Standard Class

Delaware VIP® Value Series—Standard Class

Deutsche Small Cap Index VIP—Class A (formerly DWS Small Cap Index VIP—Class A)

Deutsche Small Mid Cap Value VIP—Class A (formerly DWS Small Mid Cap Value VIP—Class A)

DFA VA Global Bond Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA U.S. Large Value Portfolio

DFA VA U.S. Targeted Value Portfolio

Dreyfus IP Technology Growth Portfolio—Initial Shares

Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares

Fidelity® VIP Contrafund® Portfolio—Initial Class

Fidelity® VIP Equity-Income Portfolio—Initial Class

Fidelity® VIP Freedom 2020 Portfolio—Initial Class

Fidelity® VIP Freedom 2030 Portfolio—Initial Class

Fidelity® VIP Freedom 2040 Portfolio—Initial Class

Fidelity® VIP Growth Opportunities Portfolio—Initial Class

Fidelity® VIP Growth Portfolio—Initial Class

Fidelity® VIP Index 500 Portfolio—Initial Class

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class

Fidelity® VIP Mid Cap Portfolio—Initial Class

Fidelity® VIP Overseas Portfolio—Initial Class

Invesco V.I. American Value Fund—Series I

Invesco V.I. Global Real Estate Fund—Series I

Invesco V.I. International Growth Fund—Series I

Janus Aspen Enterprise Portfolio—Institutional Shares

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Global Research Portfolio—Institutional Shares

LVIP Baron Growth Opportunities Fund—Service Class

MFS® International Value Portfolio—Initial Class

MFS® Investors Trust Series—Initial Class

MFS® New Discovery Series—Initial Class

MFS® Research Bond Series—Initial Class

MFS® Research Series—Initial Class

MFS® Value Series—Initial Class

Neuberger Berman AMT Mid Cap Growth Portfolio—Class I

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) —Institutional Class

PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class

PIMCO VIT Low Duration Portfolio—Administrative Class

PIMCO VIT Total Return Portfolio—Administrative Class

PIMCO VIT Total Return Portfolio—Institutional Class

Royce Micro-Cap Portfolio—Investment Class

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price International Stock Portfolio

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price New America Growth Portfolio

The Merger Fund VL

UIF Emerging Markets Debt Portfolio—Class I

UIF U.S. Real Estate Portfolio—Class I

Van Eck VIP Multi-Manager Alternatives Fund—Initial Class

Victory VIF Diversified Stock Fund—Class A

Not all investment options are available under all policies.

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

All investments into the MainStay VP Series Funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible Fund portfolio.

For SVUL, VUL 2000, SPVUL, Lifetime Wealth VUL, VUL Provider, VUL Accumulator,Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the free look period are allocated to the General Account of NYLIAC. After the free look period, these premium payments are allocated in accordance with the policyowner’s allocation instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the policyowner’s allocations instructions. For Legacy Creator SPVUL, SVUL Accumulator, and VUL Accumulator Plus, any/all premium payments received before the Initial Premium Transfer Date will be allocated to the General Account of NYLIAC. On the Initial Premium Transfer Date, the net premium, along with any interest credited to the Investment Divisions of VUL Separate Account-I, the Fixed Account, and/or the DCA Plus Account in accordance with the policyowner’s allocation instructions. Pinnacle VUL and SVUL policies issued on or after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on or after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL policies issued on or after May 15th, 2009, can have the initial premium payment allocated to the 6 months DCA Extra Account. Lifetime Wealth VUL policies issued on or after February 14, 2011, can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. VUL Accumulator Plus policies issued on or after November 18, 2013, can have premium payments made in the first 12 months following the Initial Premium Transfer Date allocated to a DCA Plus Account.

In addition, for all VUL, VUL 2000, SVUL, SPVUL, Legacy Creator SPVUL, Lifetime Wealth VUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies, the policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s assumptions in pricing the asset or liability.

NYLIAC VUL Separate Account-I

Investments in mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as Level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

T

he cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

	Purchases	Sales

MainStay VP Balanced—Initial Class	$2,421	$1,503
MainStay VP Bond—Initial Class	2,977	4,075
MainStay VP Cash Management—Initial Class	14,248	16,250
MainStay VP Common Stock—Initial Class	2,991	8,474
MainStay VP Conservative Allocation—Initial Class	3,475	2,079
MainStay VP Convertible—Initial Class	5,587	3,635
MainStay VP Cornerstone Growth—Initial Class	40,137	16,064
MainStay VP Eagle Small Cap Growth—Initial Class	1,298	5,769
MainStay VP Emerging Markets Equity—Initial Class	2,384	4,589
MainStay VP Floating Rate—Initial Class	3,074	2,890
MainStay VP Government—Initial Class	2,002	2,407
MainStay VP Growth Allocation—Initial Class	9,329	3,052
MainStay VP High Yield Corporate Bond—Initial Class	12,969	14,404
MainStay VP ICAP Select Equity—Initial Class	4,242	11,465
MainStay VP Income Builder—Initial Class	8,270	5,445
MainStay VP International Equity—Initial Class	1,970	4,403
MainStay VP Janus Balanced—Initial Class	7,290	11,443
MainStay VP Large Cap Growth—Initial Class	7,653	4,227
Mainstay VP Marketfield—Initial Class	1,267	41
MainStay VP MFS® Utilities—Initial Class	9,377	2,225
MainStay VP Mid Cap Core—Initial Class	17,369	10,333
MainStay VP Moderate Allocation—Initial Class	9,110	3,469
MainStay VP Moderate Growth Allocation—Initial Class	15,508	4,398
MainStay VP PIMCO Real Return—Initial Class	2,535	2,059
MainStay VP S&P 500 Index—Initial Class	8,752	21,051
MainStay VP T. Rowe Price Equity Income—Initial Class	7,079	6,503
MainStay VP Unconstrained Bond—Initial Class	3,850	822
MainStay VP U.S. Small Cap—Initial Class	3,544	2,551
MainStay VP Van Eck Global Hard Assets—Initial Class	3,825	4,072
Alger Capital Appreciation Portfolio—Class I-2	514	117
AllianceBernstein VPS International Value Portfolio—Class A	—	—
AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	2,408	1,114
American Century Investments® VP Inflation Protection Fund—Class II	39	16
American Century Investments® VP International Fund—Class II	242	370
American Century Investments® VP Value Fund—Class II	176	295
American Funds IS® New World Fund®—Class 2	1,339	39
BlackRock® Global Allocation V.I. Fund—Class III	3,818	822
BlackRock® High Yield V.I. Fund—Class I	636	39
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	13	—
Delaware VIP® Diversified Income Series—Standard Class	61	16
Delaware VIP® Emerging Markets Series—Standard Class	1,208	388
Delaware VIP® International Value Equity Series—Standard Class	2	4
Delaware VIP® Small Cap Value Series—Standard Class	1,948	356
Delaware VIP® Value Series—Standard Class	10	31
Deutsche Small Cap Index VIP—Class A	10	10
Deutsche Small Mid Cap Value VIP—Class A	771	611
DFA VA Global Bond Portfolio	15	1
DFA VA International Small Portfolio	32	46
DFA VA International Value Portfolio	28	6
DFA VA Short-Term Fixed Portfolio	18	—
DFA VA U.S. Large Value Portfolio	34	16
DFA VA U.S. Targeted Value Portfolio	61	69
Dreyfus IP Technology Growth Portfolio—Initial Shares	2,310	1,684
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	63	75
Fidelity® VIP Contrafund® Portfolio—Initial Class	10,134	15,000
Fidelity® VIP Equity-Income Portfolio—Initial Class	5,007	6,356

NYLIAC VUL Separate Account-I

	Purchases	Sales

Fidelity® VIP Freedom 2020 Portfolio—Initial Class	$329	$18
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	404	71
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	732	314
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	245	3
Fidelity® VIP Growth Portfolio—Initial Class	15	141
Fidelity® VIP Index 500 Portfolio—Initial Class	752	1,536
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	334	173
Fidelity® VIP Mid Cap Portfolio—Initial Class	2,387	546
Fidelity® VIP Overseas Portfolio—Initial Class	405	553
Invesco V.I. American Value Fund—Series I	1,136	212
Invesco V.I. Global Real Estate Fund—Series I	9	11
Invesco V.I. International Growth Fund—Series I	2,526	679
Janus Aspen Enterprise Portfolio—Institutional Shares	151	169
Janus Aspen Forty Portfolio—Institutional Shares	6	14
Janus Aspen Global Research Portfolio—Institutional Shares	2,489	7,824
LVIP Baron Growth Opportunities Fund—Service Class	3	4
MFS® International Value Portfolio—Initial Class	1,824	310
MFS® Investors Trust Series—Initial Class	433	52
MFS® New Discovery Series—Initial Class	1,982	974
MFS® Research Bond Series—Initial Class	77	1
MFS® Research Series—Initial Class	607	416
MFS® Value Series—Initial Class	2	—
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	1,957	553
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	878	51
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	131	144
PIMCO VIT Low Duration Portfolio—Administrative Class	18	24
PIMCO VIT Total Return Portfolio—Administrative Class	355	422
PIMCO VIT Total Return Portfolio—Institutional Class	574	13
Royce Micro-Cap Portfolio—Investment Class	2,651	1,747
T. Rowe Price Blue Chip Growth Portfolio	55	58
T. Rowe Price International Stock Portfolio	6	13
T. Rowe Price Limited-Term Bond Portfolio	191	33
T. Rowe Price New America Growth Portfolio	1	4
The Merger Fund VL	12	14
UIF Emerging Markets Debt Portfolio—Class I	74	258
UIF U.S. Real Estate Portfolio—Class I	5,913	2,823
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class	611	337
Victory VIF Diversified Stock Fund—Class A	2	9

Total	$275,707	$227,703

Not all investment divisions are available under all policies.

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

N

ew York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), Dimensional Fund Advisors LP (“DFA”), DuPont Capital Management Corporation (“DuPont Capital”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay Shields”), Massachusetts Financial Services Company (“MFS”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Van Eck Associates Corporation (“Van Eck”) and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.

New York Life Investments, Cornerstone Holdings, MacKay Shields, and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Capital Research and Management Company is a wholly-owned subsidiary of of The Capital Group Companies, Inc. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Epoch is a wholly-owned subsidiary of Epoch Holding Corporation. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc. DFA, PIMCO, T. Rowe Price and Van Eck are independent investment advisory firms.

Deductions from Premiums:

N

YLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to cover federal taxes.

Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to partially cover the expenses associated with selling the policies.

For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For Lifetime Wealth VUL policies, in all policy years, we currently do not deduct a sales expense charge on any premium payment up to Target Premium 1. In each of policy years 1-7, we currently deduct 8.75% of any premium payment over Target Premium 1 and up to Target Premium 2; we also deduct 8.75% of all premiums

NYLIAC VUL Separate Account-I

paid over Target Premium 2. In each of policy years 8 and subsequent, we currently do not deduct a sales expense charge on any premium payment over Target Premium 1. Target Premium 1 and Target Premium 2 are determined at the time the policy is issued, and are indicated on the policy data page.

For VUL Accumulator and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted in policy years 1-5 and 0.75% of any premium payment is deducted in policy years 6-10. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.

For VUL Accumulator Plus policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted in policy years 1-5 and 0.75% of any premium payment is deducted in policy years 6-10. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.

Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyowners. Outlined below is the current schedule for VUL, SVUL, VUL

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus:

Policy	Monthly Contract Charge Policy Year 1	Monthly Contract Charge Subsequent Policy Years
VUL	$26	$7
SVUL	60	10
VUL 2000	30	10
VUL Provider	30	10
Lifetime Wealth VUL	15	15 in years 2-10; 10 in years 11 and beyond.
VUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
SVUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
Pinnacle VUL*	100	25
Pinnacle SVUL*	100	25
VUL Accumulator Plus	15	15 in years 2-10; 10 in years 11 and beyond.

*	If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in VUL Separate Account-I and varies based on the amount of cash value in VUL Separate Account-I. The VUL Separate Account-I administrative charge percentage currently ranges from 0% to .20%.

For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy’s cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in VUL Separate Account-I.

For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy’s cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.

Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, Lifetime Wealth VUL, Pinnacle VUL, Pinnacle SVUL, VUL Provider and VUL Accumulator Plus policies.

For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy’s initial face amount. For SVUL(Series 2) policies, this charge is $0.04 per $1,000 of the policy’s current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

For VUL Accumulator Plus, this charge is currently deducted during the first 10 policy years and is based on the insured’s age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 11 and beyond.

**	Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

NYLIAC VUL Separate Account-I

For VUL Accumulator policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.

For SVUL Accumulator policies, this charge is based on insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 31 and beyond.

For Lifetime Wealth VUL policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.

For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

For VUL Provider policies, this charge is $0.07 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy’s cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy’s cash value for Series 1 and 2. The current 0.90% deferred sales expense is comprised of 0.40% for sales expenses, 0.30% for state taxes and 0.20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge as follows:

Group 1 & 2 Policies: NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the Investment Divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1). For the year ended December 31, 2013 NYLIAC voluntarily waived the mortality and expense risk and administrative charges of $2,901 on the BlackRock® Global Allocation V.I. Fund—Class III Shares Investment Division. The voluntary waiver was terminated on March 22, 2013.

Group 3 Policies: The Pinnacle VUL and Pinnacle SVUL mortality and expense risk charges are based on net assets and the percent ranges from 0.25% to 0.55% in policy years 1-20; and in policy years 21 and beyond, the percentage ranges from 0.05% to 0.35%. In policy years 1-20, if the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by 0.30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by 0.55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

Group 4 Policies: On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a monthly mortality and expense risk charge at an annual rate of 0.50% of the cash value in VUL Separate Account-I and for SVUL (Series 2)** policies, the mortality and expense risk charge is deducted monthly at an annual rate of 0.60% of the cash value in VUL Separate Account-I.

For VUL Accumulator Plus policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.55% to 0.15% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator Plus policies will never exceed an annual rate of 0.75%.

For VUL Accumulator and SVUL Accumulator policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.55% to 0.15% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.

For VUL Provider policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.70% to 0.05% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). If the VUL Provider policy has the Alternative Cash Surrender Value

**	Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.
***	Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.
****	Includes 0.10% administrative service charge.

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

(ACSV),the mortality and expense risk charge currently ranges from 1.00% to 0.05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

For Legacy Creator SPVUL policies, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in VUL Separate Account-I. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in VUL Separate Account-I.

Group 5 Policies: For Lifetime Wealth VUL policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.75% to 0.25% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on Lifetime Wealth VUL policies will never exceed an annual rate of 0.75%.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL, Legacy Creator SPVUL and VUL Accumulator Plus policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying Statement of Changes in Net Assets. In addition, a new surrender charge period will apply to face increases.

For VUL, SVUL and VUL 2000 policies, this charge is deducted during the first 15 policy years or within 15 years after a face amount increase. For VUL Provider, VUL Accumulator, SVUL Accumulator and VUL Accumulator Plus this charge is deducted for the first 10 policy years or within 10 years after a face amount increase. For VUL, the maximum surrender charge is shown on the policy’s data page. For VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator and VUL Accumulator Plus the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy’s target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year 10 and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.

VUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive

**	Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

NYLIAC VUL Separate Account-I

NOTE 3—Expenses and Related Party Transactions (Continued):

payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of either NYLIAC or VUL Separate Account-I. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.42%, distribution (12b-1) fees range from 0.00% to 0.25%, other expenses range from 0.00% to 3.31%, and underlying portfolio fees and expenses range from 0.01% to 1.14%. These ranges are shown as a percentage of average net assets as of December 31, 2013, and approximate the ranges as of December 31, 2014.

NOTE 4—Distribution of Net Income:

V

UL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

T

he changes in units outstanding for the years ended December 31, 2014 and 2013 were as follows:

	2014			2013
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

MainStay VP Balanced—Initial Class	75	(82)	(7)	113	(68)	45
MainStay VP Bond—Initial Class	115	(181)	(66)	122	(311)	(189)
MainStay VP Cash Management—Initial Class	11,413	(12,803)	(1,390)	12,973	(16,110)	(3,137)
MainStay VP Common Stock—Initial Class	68	(267)	(199)	61	(323)	(262)
MainStay VP Conservative Allocation—Initial Class	130	(122)	8	169	(129)	40
MainStay VP Convertible—Initial Class	78	(125)	(47)	66	(181)	(115)
MainStay VP Cornerstone Growth—Initial Class	78	(730)	(652)	69	(816)	(747)
MainStay VP Eagle Small Cap Growth—Initial Class	87	(438)	(351)	164	(565)	(401)
MainStay VP Emerging Markets Equity—Initial Class	210	(487)	(277)	280	(635)	(355)
MainStay VP Floating Rate—Initial Class	173	(207)	(34)	233	(188)	45
MainStay VP Government—Initial Class	68	(116)	(48)	76	(211)	(135)
MainStay VP Growth Allocation—Initial Class	351	(183)	168	310	(174)	136
MainStay VP High Yield Corporate Bond—Initial Class	175	(432)	(257)	294	(469)	(175)
MainStay VP ICAP Select Equity—Initial Class	112	(529)	(417)	94	(715)	(621)
MainStay VP Income Builder—Initial Class	80	(188)	(108)	278	(204)	74
MainStay VP International Equity—Initial Class	79	(194)	(115)	86	(263)	(177)
MainStay VP Janus Balanced—Initial Class	237	(837)	(600)	460	(904)	(444)
MainStay VP Large Cap Growth—Initial Class	136	(235)	(99)	192	(414)	(222)
Mainstay VP Marketfield—Initial Class	131	(4)	127	—	—	—
MainStay VP MFS® Utilities—Initial Class	519	(155)	364	539	(182)	357
MainStay VP Mid Cap Core—Initial Class	86	(327)	(241)	195	(336)	(141)
MainStay VP Moderate Allocation—Initial Class	325	(202)	123	455	(290)	165
MainStay VP Moderate Growth Allocation—Initial Class	591	(255)	336	392	(229)	163
MainStay VP PIMCO Real Return—Initial Class	160	(204)	(44)	270	(457)	(187)
MainStay VP S&P 500 Index—Initial Class	196	(703)	(507)	208	(774)	(566)
MainStay VP T. Rowe Price Equity Income—Initial Class	155	(442)	(287)	232	(432)	(200)
MainStay VP Unconstrained Bond—Initial Class	321	(72)	249	243	(67)	176
MainStay VP U.S. Small Cap—Initial Class	85	(128)	(43)	170	(186)	(16)
MainStay VP Van Eck Global Hard Assets—Initial Class	385	(394)	(9)	331	(701)	(370)
Alger Capital Appreciation Portfolio—Class I-2	9	(3)	6	5	(12)	(7)
AllianceBernstein VPS International Value Portfolio—Class A	—	—	—	—	—	—
AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	79	(64)	15	128	(113)	15
American Century Investments® VP Inflation Protection Fund—Class II	2	(1)	1	3	(1)	2
American Century Investments® VP International Fund—Class II	9	(15)	(6)	13	(12)	1
American Century Investments® VP Value Fund—Class II	5	(10)	(5)	6	(3)	3
American Funds IS® New World Fund®—Class 2	131	(4)	127	—	—	—
BlackRock® Global Allocation V.I. Fund—Class III	241	(68)	173	444	(212)	232
BlackRock® High Yield V.I. Fund—Class I	62	(4)	58	—	—	—
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	—	—	—	1	—	1
Delaware VIP® Diversified Income Series—Standard Class	5	(1)	4	1	—	1
Delaware VIP® Emerging Markets Series—Standard Class	101	(33)	68	93	(18)	75
Delaware VIP® International Value Equity Series—Standard Class	—	—	—	3	(3)	—
Delaware VIP® Small Cap Value Series—Standard Class	117	(25)	92	165	(9)	156
Delaware VIP® Value Series—Standard Class	1	(2)	(1)	1	(1)	—
Deutsche Small Cap Index VIP—Class A	1	(1)	—	1	(1)	—
Deutsche Small Mid Cap Value VIP—Class A	43	(38)	5	56	(30)	26
DFA VA Global Bond Portfolio	2	—	2	—	—	—
DFA VA International Small Portfolio	2	(3)	(1)	3	—	3
DFA VA International Value Portfolio	2	—	2	2	(1)	1
DFA VA Short-Term Fixed Portfolio	2	—	2	1	—	1
DFA VA U.S. Large Value Portfolio	2	(1)	1	4	(1)	3
DFA VA U.S. Targeted Value Portfolio	3	(4)	(1)	3	—	3
Dreyfus IP Technology Growth Portfolio—Initial Shares	62	(82)	(20)	76	(135)	(59)
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	3	(3)	—	8	(3)	5

NYLIAC VUL Separate Account-I

	2014			2013
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Fidelity® VIP Contrafund® Portfolio—Initial Class	123	(433)	(310)	259	(538)	(279)
Fidelity® VIP Equity-Income Portfolio—Initial Class	83	(249)	(166)	217	(219)	(2)
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	29	(2)	27	17	(6)	11
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	34	(6)	28	16	(2)	14
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	61	(27)	34	129	(107)	22
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	22	—	22	—	—	—
Fidelity® VIP Growth Portfolio—Initial Class	—	(8)	(8)	1	(16)	(15)
Fidelity® VIP Index 500 Portfolio—Initial Class	25	(69)	(44)	4	(94)	(90)
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	18	(11)	7	5	(2)	3
Fidelity® VIP Mid Cap Portfolio—Initial Class	166	(24)	142	92	(44)	48
Fidelity® VIP Overseas Portfolio—Initial Class	15	(26)	(11)	4	(32)	(28)
Invesco V.I. American Value Fund—Series I	68	(14)	54	52	(15)	37
Invesco V.I. Global Real Estate Fund—Series I	1	(1)	—	2	(2)	—
Invesco V.I. International Growth Fund—Series I	192	(55)	137	175	(62)	113
Janus Aspen Enterprise Portfolio—Institutional Shares	4	(6)	(2)	2	(6)	(4)
Janus Aspen Forty Portfolio—Institutional Shares	—	(1)	(1)	1	—	1
Janus Aspen Global Research Portfolio—Institutional Shares	89	(434)	(345)	89	(453)	(364)
LVIP Baron Growth Opportunities Fund—Service Class	—	—	—	—	—	—
MFS® International Value Portfolio—Initial Class	128	(22)	106	191	(8)	183
MFS® Investors Trust Series—Initial Class	36	(3)	33	—	—	—
MFS® New Discovery Series—Initial Class	57	(64)	(7)	162	(33)	129
MFS® Research Bond Series—Initial Class	6	—	6	1	—	1
MFS® Research Series—Initial Class	35	(25)	10	30	(27)	3
MFS® Value Series—Initial Class	—	—	—	—	—	—
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	70	(41)	29	78	(21)	57
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	84	(5)	79	—	—	—
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	7	(9)	(2)	17	(16)	1
PIMCO VIT Low Duration Portfolio—Administrative Class	2	(2)	—	1	(2)	(1)
PIMCO VIT Total Return Portfolio—Administrative Class	19	(26)	(7)	7	(62)	(55)
PIMCO VIT Total Return Portfolio—Institutional Class	56	(1)	55	—	—	—
Royce Micro-Cap Portfolio—Investment Class	81	(107)	(26)	101	(142)	(41)
T. Rowe Price Blue Chip Growth Portfolio	3	(4)	(1)	1	—	1
T. Rowe Price International Stock Portfolio	1	(1)	—	—	—	—
T. Rowe Price Limited-Term Bond Portfolio	13	(3)	10	4	(30)	(26)
T. Rowe Price New America Growth Portfolio	—	—	—	—	—	—
The Merger Fund VL	—	(1)	(1)	2	—	2
UIF Emerging Markets Debt Portfolio—Class I	1	(11)	(10)	4	(14)	(10)
UIF U.S. Real Estate Portfolio—Class I	425	(198)	227	314	(188)	126
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class	55	(31)	24	163	(57)	106
Victory VIF Diversified Stock Fund—Class A	—	(1)	(1)	2	(1)	1

Not all investment divisions are available under all policies.

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

T

he following table presents financial highlights for each Investment Division as of December 31, 2014, 2013, 2012, 2011 and 2010:

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Balanced—Initial Class	2014	$14,274	742	$ 14.16 to $ 19.75	10.1% to 10.9%	0.9%
	2013	13,018	749	12.77 to 17.81	21.0% to 21.9%	1.2%
	2012	10,075	704	10.48 to 14.61	4.8% to 12.3%	1.3%
	2011	9,492	744	12.41 to 13.01	2.1% to 2.8%	1.5%
	2010	9,598	771	12.16 to 12.66	12.8% to 13.6%	1.5%
MainStay VP Bond—Initial Class	2014	$35,546	1,605	$ 10.70 to $ 28.16	5.1% to 5.8%	2.0%
	2013	35,345	1,671	10.11 to 26.80	(2.5%) to (1.8%)	1.8%
	2012	40,577	1,860	10.30 to 27.48	3.0% to 4.7%	2.4%
	2011	40,239	1,912	17.15 to 26.44	6.5% to 7.2%	3.2%
	2010	38,686	1,958	15.99 to 24.83	7.1% to 7.8%	3.1%
MainStay VP Cash Management—Initial Class	2014	$41,076	32,539	$ 1.00 to $ 1.51	(0.7%) to 0.0%	0.0%
	2013	43,128	33,929	1.00 to 1.52	(0.7%) to 0.0%	0.0%
	2012	47,523	37,066	1.00 to 1.53	(0.7%) to 0.0%	0.0%
	2011	54,269	42,470	1.00 to 1.54	(0.7%) to 0.0%	0.0%
	2010	57,122	44,529	1.18 to 1.55	(0.7%) to 0.0%	0.0%
MainStay VP Common Stock—Initial Class	2014	$104,022	3,214	$ 20.59 to $ 53.59	13.7% to 14.5%	1.3%
	2013	97,165	3,413	18.07 to 47.12	34.7% to 35.7%	1.6%
	2012	77,800	3,675	13.39 to 34.98	15.9% to 16.7%	1.6%
	2011	72,901	3,995	11.53 to 30.18	0.9% to 1.6%	1.5%
	2010	79,044	4,357	11.41 to 29.92	11.8% to 12.6%	1.6%
MainStay VP Conservative Allocation—Initial Class	2014	$15,669	935	$ 12.24 to $ 17.27	3.6% to 4.3%	2.4%
	2013	14,971	927	15.84 to 16.56	12.2% to 13.0%	2.5%
	2012	12,866	887	10.38 to 14.65	3.8% to 10.7%	2.2%
	2011	9,472	730	12.84 to 13.24	2.2% to 2.9%	2.2%
	2010	8,123	640	12.55 to 12.86	11.2% to 12.0%	2.6%
MainStay VP Convertible—Initial Class	2014	$48,846	1,702	$ 13.73 to $ 37.09	7.2% to 8.0%	3.2%
	2013	46,724	1,749	12.71 to 34.59	24.5% to 25.3%	2.4%
	2012	39,984	1,864	10.14 to 27.79	1.4% to 9.1%	2.9%
	2011	39,881	2,026	17.85 to 25.64	(5.4%) to (4.7%)	2.3%
	2010	44,430	2,135	18.74 to 27.11	17.0% to 17.9%	2.9%
MainStay VP Cornerstone Growth—Initial Class	2014	$191,416	8,388	$ 12.71 to $ 32.94	8.1% to 8.8%	0.6%
	2013	190,427	9,040	11.73 to 30.48	23.8% to 24.7%	0.8%
	2012	166,385	9,787	9.46 to 24.61	14.1% to 14.9%	0.4%
	2011	157,746	10,637	8.27 to 21.56	(2.1%) to (1.4%)	0.5%
	2010	174,413	11,533	8.43 to 22.02	11.4% to 12.2%	0.5%
MainStay VP Eagle Small Cap Growth—Initial Class	2014	$49,746	3,753	$ 13.15 to $ 13.41	1.8% to 2.5%	0.0%
	2013	53,272	4,104	12.91 to 13.08	30.0% to 30.9%	0.1%
	2012	44,838	4,505	9.93 to 10.00	(0.7%) to 0.0%	0.0%
MainStay VP Emerging Markets Equity—Initial Class	2014	$38,890	4,661	$ 8.26 to $ 8.42	(12.6%) to (12.0%)	1.1%
	2013	46,942	4,938	9.44 to 9.57	(6.1%) to (5.4%)	0.7%
	2012	53,368	5,293	10.06 to 10.12	0.6% to 1.2%	0.0%
MainStay VP Floating Rate—Initial Class	2014	$15,790	1,142	$ 10.93 to $ 14.29	0.2% to 0.9%	3.9%
	2013	16,151	1,176	10.84 to 14.16	3.7% to 4.5%	4.2%
	2012	14,933	1,131	10.38 to 13.56	3.8% to 7.2%	4.2%
	2011	13,510	1,095	12.07 to 12.65	1.5% to 2.2%	4.3%
	2010	12,770	1,053	11.83 to 12.37	7.4% to 8.1%	4.0%

NYLIAC VUL Separate Account-I

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Government—Initial Class	2014	$18,378	911	$ 10.45 to $ 24.69	3.9% to 4.6%	3.1%
	2013	18,544	959	9.99 to 23.76	(3.1%) to (2.5%)	3.2%
	2012	21,880	1,094	10.24 to 24.53	2.4% to 4.0%	3.0%
	2011	22,960	1,180	15.90 to 23.77	5.2% to 6.0%	3.3%
	2010	23,754	1,302	15.01 to 22.58	4.6% to 5.4%	3.2%
MainStay VP Growth Allocation—Initial Class	2014	$48,088	2,822	$ 16.54 to $ 17.33	4.2% to 4.9%	1.3%
	2013	43,169	2,654	15.88 to 16.52	29.9% to 30.9%	1.0%
	2012	31,447	2,518	12.20 to 12.63	14.7% to 15.5%	1.0%
	2011	27,003	2,499	10.62 to 10.93	(3.3%) to (2.6%)	0.9%
	2010	30,384	2,733	10.96 to 11.23	14.2% to 15.0%	1.2%
MainStay VP High Yield Corporate Bond—Initial Class	2014	$130,499	4,042	$ 12.78 to $ 42.97	1.1% to 1.8%	5.7%
	2013	137,276	4,299	12.55 to 42.51	5.9% to 6.6%	5.5%
	2012	135,699	4,474	11.77 to 40.15	12.6% to 13.4%	5.8%
	2011	122,296	4,532	10.38 to 35.65	3.8% to 6.3%	6.3%
	2010	121,880	4,772	21.70 to 33.78	11.9% to 12.7%	5.9%
MainStay VP ICAP Select Equity—Initial Class	2014	$146,519	6,590	$ 15.40 to $ 24.55	8.1% to 8.9%	1.4%
	2013	143,517	7,007	14.14 to 22.55	29.4% to 30.3%	1.6%
	2012	120,343	7,628	10.86 to 17.30	14.8% to 15.6%	2.1%
	2011	117,796	8,627	9.39 to 14.97	(6.1%) to (1.4%)	1.4%
	2010	125,244	9,012	13.00 to 15.19	17.3% to 18.1%	0.9%
MainStay VP Income Builder—Initial Class	2014	$65,268	2,299	$ 13.69 to $ 38.40	7.3% to 8.1%	5.7%
	2013	63,797	2,407	12.66 to 35.77	17.6% to 18.4%	4.5%
	2012	53,563	2,333	10.70 to 30.43	7.0% to 15.0%	4.2%
	2011	50,257	2,501	13.22 to 26.65	3.4% to 4.1%	3.9%
	2010	52,163	2,680	12.76 to 25.77	14.0% to 14.8%	3.1%
MainStay VP International Equity—Initial Class	2014	$45,210	2,053	$ 10.76 to $ 27.33	(3.3%) to (2.6%)	0.7%
	2013	49,146	2,168	11.05 to 28.26	14.3% to 15.1%	1.1%
	2012	46,384	2,345	9.60 to 24.72	18.6% to 19.5%	1.8%
	2011	42,409	2,553	8.03 to 20.84	(19.7%) to (16.0%)	3.2%
	2010	52,905	2,660	15.56 to 24.99	4.2% to 4.9%	3.3%
MainStay VP Janus Balanced—Initial Class	2014	$137,764	10,128	$ 13.49 to $ 13.78	7.9% to 8.7%	1.4%
	2013	134,848	10,728	12.41 to 12.68	19.3% to 20.2%	1.5%
	2012	117,403	11,172	10.33 to 10.55	3.3% to 5.5%	0.0%
MainStay VP Large Cap Growth—Initial Class	2014	$48,109	2,433	$ 14.48 to $ 23.69	9.9% to 10.6%	0.0%
	2013	45,050	2,532	13.18 to 21.42	35.5% to 36.5%	0.3%
	2012	35,975	2,754	9.72 to 15.69	12.3% to 13.1%	0.0%
	2011	32,873	2,857	8.66 to 13.87	(7.0%) to (0.3%)	0.0%
	2010	32,588	2,832	8.74 to 13.91	15.4% to 16.2%	0.0%
Mainstay VP Marketfield—Initial Class	2014	$1,163	127	$ 9.10 to $ 9.14	(9.0%) to (8.6%)	0.0%
MainStay VP MFS® Utilities—Initial Class	2014	$35,335	2,409	$ 14.48 to $ 14.77	11.9% to 12.7%	1.8%
	2013	26,674	2,045	12.85 to 13.11	19.5% to 20.3%	2.4%
	2012	18,365	1,688	10.68 to 10.89	6.8% to 8.9%	0.0%
MainStay VP Mid Cap Core—Initial Class	2014	$105,581	3,097	$ 31.32 to $ 36.05	13.6% to 14.4%	0.5%
	2013	99,607	3,338	27.58 to 31.52	41.2% to 42.2%	1.0%
	2012	73,003	3,479	19.53 to 22.17	16.7% to 17.5%	0.8%
	2011	67,217	3,760	16.74 to 18.86	(3.7%) to (3.0%)	0.9%
	2010	72,748	3,940	17.37 to 19.44	22.8% to 23.6%	0.4%
MainStay VP Moderate Allocation—Initial Class	2014	$41,706	2,420	$ 12.94 to $ 17.72	3.9% to 4.6%	2.3%
	2013	37,869	2,297	16.10 to 16.94	18.3% to 19.1%	2.0%
	2012	29,575	2,132	10.39 to 14.22	3.9% to 12.6%	1.8%
	2011	23,369	1,891	12.17 to 12.63	0.2% to 0.9%	1.8%
	2010	24,137	1,962	12.12 to 12.51	12.3% to 13.1%	2.2%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

MainStay VP Moderate Growth Allocation—Initial Class	2014	$66,849	3,814	$ 13.69 to $ 17.89	3.9% to 4.6%	1.9%
	2013	58,341	3,478	13.09 to 17.11	25.0% to 25.9%	1.3%
	2012	44,210	3,315	10.40 to 13.58	4.0% to 14.7%	1.2%
	2011	37,848	3,246	11.44 to 11.85	(1.9%) to (1.2%)	1.1%
	2010	38,097	3,216	11.64 to 11.99	13.5% to 14.3%	1.6%
MainStay VP PIMCO Real Return—Initial Class	2014	$9,465	967	$ 9.66 to $ 9.86	1.8% to 2.5%	0.9%
	2013	9,673	1,011	9.49 to 9.62	(9.7%) to (9.1%)	1.1%
	2012	12,621	1,198	10.46 to 10.58	4.6% to 5.8%	0.0%
MainStay VP S&P 500 Index—Initial Class	2014	$304,363	10,223	$ 19.12 to $ 57.09	12.6% to 13.3%	1.4%
	2013	284,196	10,730	16.95 to 50.72	31.1% to 32.0%	1.6%
	2012	228,576	11,296	12.91 to 38.69	14.9% to 15.7%	1.7%
	2011	212,669	12,088	11.21 to 33.69	1.1% to 1.8%	1.7%
	2010	227,014	13,037	11.07 to 33.31	13.9% to 14.7%	1.8%
MainStay VP T. Rowe Price Equity Income—Initial Class	2014	$78,796	5,245	$ 14.85 to $ 15.15	7.0% to 7.7%	1.4%
	2013	77,339	5,532	13.88 to 14.06	29.5% to 30.4%	1.3%
	2012	61,677	5,732	10.72 to 10.79	7.2% to 7.9%	0.0%
MainStay VP Unconstrained Bond—Initial Class	2014	$6,121	540	$ 11.19 to $ 11.40	1.2% to 1.9%	3.9%
	2013	3,240	291	11.06 to 11.19	3.4% to 4.2%	4.8%
	2012	1,232	115	10.69 to 10.74	6.9% to 7.4%	10.6%
MainStay VP U.S. Small Cap—Initial Class	2014	$25,661	1,231	$ 20.37 to $ 21.11	5.8% to 6.6%	0.3%
	2013	24,961	1,274	19.24 to 19.80	36.9% to 37.9%	0.7%
	2012	18,346	1,290	14.05 to 14.36	12.0% to 12.8%	0.5%
	2011	16,594	1,311	12.55 to 12.73	(3.4%) to (2.7%)	0.9%
	2010	17,633	1,352	12.99 to 13.09	24.2% to 25.0%	0.1%
MainStay VP Van Eck Global Hard Assets—Initial Class	2014	$37,010	4,553	$ 8.02 to $ 8.18	(19.4%) to (18.8%)	0.4%
	2013	45,772	4,562	9.95 to 10.08	10.2% to 11.0%	1.1%
	2012	44,693	4,932	9.03 to 9.08	(9.7%) to (9.2%)	0.0%
Alger Capital Appreciation Portfolio—Class I-2	2014	$1,700	46	$ 16.95 to $ 40.31	13.8% to 13.8%	0.1%
	2013	1,360	40	14.90 to 35.44	35.2% to 35.2%	0.3%
	2012	1,216	47	11.02 to 26.21	18.3% to 18.3%	0.9%
	2011	1,424	64	9.32 to 22.16	(6.8%) to (0.3%)	0.1%
	2010	1,282	58	22.22 to 22.22	14.0% to 14.0%	0.4%
AllianceBernstein VPS International Value Portfolio—Class A	2014	$—	—	$ 10.14 to $ 10.14	(6.2%) to (6.2%)	3.6%
	2013	—	—	10.82 to 10.82	23.0% to 23.0%	5.7%
	2012	—	—	8.79 to 8.79	14.5% to 14.5%	1.8%
	2011	—	—	7.68 to 7.68	(23.2%) to (23.2%)	4.8%
AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A	2014	$8,837	480	$ 17.55 to $ 18.91	8.4% to 9.2%	0.7%
	2013	7,846	465	16.19 to 17.31	37.1% to 38.1%	0.6%
	2012	5,510	450	11.81 to 12.54	17.9% to 18.7%	0.6%
	2011	4,812	467	10.01 to 10.56	(9.0%) to (8.4%)	0.5%
	2010	4,721	419	11.00 to 11.53	26.0% to 26.9%	0.5%
American Century Investments® VP Inflation Protection Fund—Class II	2014	$285	19	$ 11.52 to $ 15.19	3.3% to 3.3%	1.3%
	2013	264	18	11.15 to 14.71	(8.5%) to (8.5%)	1.6%
	2012	257	16	12.19 to 16.07	7.4% to 7.4%	2.4%
	2011	220	15	11.35 to 14.97	11.7% to 13.5%	3.9%
	2010	182	14	13.39 to 13.39	5.1% to 5.1%	1.6%

NYLIAC VUL Separate Account-I

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

American Century Investments® VP International Fund—Class II	2014	$1,955	84	$ 23.35 to $ 23.35	(5.7%) to (5.7%)	1.5%
	2013	2,232	90	24.75 to 24.75	22.3% to 22.3%	1.5%
	2012	1,800	89	20.24 to 20.24	21.0% to 21.0%	0.7%
	2011	1,465	88	16.73 to 16.73	(12.2%) to (12.2%)	1.2%
	2010	1,814	96	19.05 to 19.05	13.1% to 13.1%	2.1%
American Century Investments® VP Value Fund—Class II	2014	$1,961	68	$ 28.94 to $ 28.94	12.9% to 12.9%	1.4%
	2013	1,860	73	25.63 to 25.63	31.5% to 31.5%	1.5%
	2012	1,374	70	19.50 to 19.50	14.6% to 14.6%	1.8%
	2011	1,196	71	17.01 to 17.01	0.9% to 0.9%	1.9%
	2010	1,162	69	16.87 to 16.87	13.0% to 13.0%	2.1%
American Funds IS® New World Fund®—Class 2	2014	$1,175	127	$ 9.23 to $ 9.27	(7.7%) to (7.3%)	1.7%
BlackRock® Global Allocation V.I. Fund—Class III	2014	$8,899	748	$ 11.78 to $ 12.00	1.2% to 1.9%	2.4%
	2013	6,714	575	11.64 to 11.78	13.8% to 14.4%	1.3%
	2012	3,518	343	10.23 to 10.29	2.3% to 2.9%	2.2%
BlackRock® High Yield V.I. Fund—Class I	2014	$577	58	$ 9.91 to $ 9.95	(0.9%) to (0.5%)	3.1%
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	2014	$19	1	$ 13.95 to $ 13.95	3.1% to 3.1%	0.4%
	2013	8	1	13.53 to 13.53	34.0% to 34.0%	1.3%
	2012	1	—	10.10 to 10.10	11.3% to 11.3%	0.3%
Delaware VIP® Diversified Income Series—Standard Class	2014	$90	8	$ 11.86 to $ 11.86	5.3% to 5.3%	1.8%
	2013	44	4	11.26 to 11.26	(1.3%) to (1.3%)	2.2%
	2012	30	3	11.40 to 11.40	7.2% to 7.2%	3.0%
	2011	87	8	10.64 to 10.64	6.4% to 6.4%	0.0%
Delaware VIP® Emerging Markets Series—Standard Class	2014	$1,645	150	$ 9.45 to $ 11.08	(8.7%) to (8.1%)	0.6%
	2013	966	82	10.28 to 12.05	9.4% to 10.1%	1.1%
	2012	70	7	9.33 to 10.94	9.1% to 14.4%	0.5%
	2011	18	2	8.15 to 8.15	(18.5%) to (18.5%)	0.0%
Delaware VIP® International Value Equity Series—Standard Class	2014	$11	1	$ 10.42 to $ 10.42	(8.7%) to (8.7%)	1.5%
	2013	14	1	11.40 to 11.40	22.8% to 22.8%	0.6%
	2012	5	1	9.29 to 9.29	15.2% to 15.2%	1.0%
	2011	1	—	8.06 to 8.06	(19.4%) to (19.4%)	0.2%
Delaware VIP® Small Cap Value Series—Standard Class	2014	$4,303	293	$ 14.54 to $ 15.09	5.1% to 5.9%	0.5%
	2013	2,804	201	13.83 to 14.26	32.6% to 33.5%	0.4%
	2012	471	45	10.43 to 10.68	4.3% to 13.9%	0.0%
	2011	3	—	9.37 to 9.37	(6.3%) to (6.3%)	0.0%
Delaware VIP® Value Series—Standard Class	2014	$53	3	$ 18.30 to $ 18.30	14.0% to 14.0%	1.8%
	2013	66	4	16.05 to 16.05	33.7% to 33.7%	1.6%
	2012	49	4	12.01 to 12.01	14.7% to 14.7%	2.0%
	2011	57	5	10.47 to 10.47	4.7% to 4.7%	0.0%
Deutsche Small Cap Index VIP—Class A	2014	$28	2	$ 15.38 to $ 15.38	4.7% to 4.7%	1.0%
	2013	28	2	14.68 to 14.68	38.6% to 38.6%	1.6%
	2012	17	2	10.59 to 10.59	16.3% to 16.3%	0.8%
	2011	19	2	9.11 to 9.11	(8.9%) to (8.9%)	0.0%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Deutsche Small Mid Cap Value VIP—Class A	2014	$4,151	250	$ 16.05 to $ 16.81	4.8% to 5.5%	0.8%
	2013	3,861	245	15.32 to 15.93	34.3% to 35.2%	1.1%
	2012	2,553	219	11.41 to 11.78	13.0% to 13.8%	1.1%
	2011	1,837	179	10.10 to 10.36	(6.7%) to (6.1%)	1.1%
	2010	1,495	136	10.83 to 11.03	22.2% to 23.1%	1.6%
DFA VA Global Bond Portfolio	2014	$19	2	$ 10.54 to $ 10.54	2.9% to 2.9%	4.4%
	2013	5	—	10.25 to 10.25	(0.4%) to (0.4%)	0.6%
	2012	2	—	10.28 to 10.28	2.8% to 2.8%	2.3%
DFA VA International Small Portfolio	2014	$41	3	$ 12.59 to $ 12.59	(5.8%) to (5.8%)	2.5%
	2013	60	4	13.36 to 13.36	27.1% to 27.1%	4.3%
	2012	6	1	10.51 to 10.51	5.1% to 5.1%	2.8%
DFA VA International Value Portfolio	2014	$50	4	$ 12.27 to $ 12.27	(7.2%) to (7.2%)	4.7%
	2013	33	2	13.22 to 13.22	21.7% to 21.7%	3.4%
	2012	10	1	10.87 to 10.87	8.7% to 8.7%	3.4%
DFA VA Short-Term Fixed Portfolio	2014	$42	4	$ 10.08 to $ 10.08	0.1% to 0.1%	0.3%
	2013	25	2	10.06 to 10.06	0.3% to 0.3%	0.3%
	2012	9	1	10.04 to 10.04	0.4% to 0.4%	0.5%
DFA VA U.S. Large Value Portfolio	2014	$93	6	$ 16.74 to $ 16.74	9.1% to 9.1%	2.1%
	2013	71	5	15.35 to 15.35	40.8% to 40.8%	1.8%
	2012	24	2	10.90 to 10.90	9.0% to 9.0%	2.4%
DFA VA U.S. Targeted Value Portfolio	2014	$69	4	$ 16.29 to $ 16.29	3.7% to 3.7%	0.9%
	2013	78	5	15.71 to 15.71	44.6% to 44.6%	1.2%
	2012	21	2	10.86 to 10.86	8.6% to 8.6%	2.0%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2014	$18,854	822	$ 18.56 to $ 26.35	6.1% to 6.8%	0.0%
	2013	18,018	842	17.49 to 24.67	31.9% to 32.8%	0.0%
	2012	14,480	901	13.26 to 18.58	14.8% to 15.6%	0.0%
	2011	13,250	940	11.55 to 16.07	(8.4%) to (7.8%)	0.0%
	2010	15,190	996	12.62 to 17.42	29.0% to 29.9%	0.0%
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	2014	$2,573	115	$ 22.42 to $ 22.42	1.6% to 1.6%	0.0%
	2013	2,542	115	22.07 to 22.07	48.5% to 48.5%	0.0%
	2012	1,637	110	14.86 to 14.86	20.6% to 20.6%	0.0%
	2011	1,257	102	12.32 to 12.32	(13.8%) to (13.8%)	0.4%
	2010	1,711	120	14.30 to 14.30	31.1% to 31.1%	0.7%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2014	$228,027	6,659	$ 15.73 to $ 47.43	11.2% to 11.9%	1.0%
	2013	214,535	6,969	14.06 to 42.67	30.4% to 31.3%	1.1%
	2012	171,709	7,248	10.71 to 32.73	15.6% to 16.4%	1.3%
	2011	162,267	7,899	9.20 to 28.31	(8.0%) to (2.5%)	1.0%
	2010	176,618	8,300	17.35 to 29.25	16.4% to 17.2%	1.3%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2014	$77,772	3,073	$ 15.51 to $ 31.73	8.0% to 8.7%	2.8%
	2013	75,904	3,239	14.26 to 29.39	27.3% to 28.1%	2.6%
	2012	59,856	3,241	11.13 to 23.10	16.5% to 17.3%	3.1%
	2011	53,886	3,401	9.49 to 19.83	(5.1%) to 1.0%	2.4%
	2010	57,383	3,642	13.73 to 19.78	14.3% to 15.1%	1.9%
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	2014	$436	38	$ 11.27 to $ 11.41	4.1% to 4.8%	2.3%
	2013	124	11	10.83 to 10.88	8.3% to 8.8%	2.0%
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2014	$487	42	$ 11.67 to $ 11.81	4.2% to 5.0%	2.0%
	2013	153	14	11.20 to 11.25	12.0% to 12.5%	2.8%
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2014	$675	56	$ 11.89 to $ 12.03	4.2% to 4.9%	1.7%
	2013	247	22	11.41 to 11.46	14.1% to 14.6%	1.4%

NYLIAC VUL Separate Account-I

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Fidelity® VIP Growth Opportunities Portfolio—Initial Class	2014	$255	22	$ 11.34 to $ 11.39	13.4% to 13.9%	0.4%
Fidelity® VIP Growth Portfolio—Initial Class	2014	$5,209	264	$ 19.72 to $ 19.72	11.3% to 11.3%	0.2%
	2013	4,811	272	17.72 to 17.72	36.3% to 36.3%	0.3%
	2012	3,726	287	13.00 to 13.00	14.7% to 14.7%	0.6%
	2011	3,420	302	11.33 to 11.33	0.2% to 0.2%	0.4%
	2010	3,486	308	11.31 to 11.31	24.2% to 24.2%	0.3%
Fidelity® VIP Index 500 Portfolio—Initial Class	2014	$13,300	593	$ 16.77 to $ 22.47	13.6% to 13.6%	1.6%
	2013	12,572	637	14.77 to 19.78	32.2% to 32.2%	1.8%
	2012	10,862	727	11.17 to 14.96	15.9% to 15.9%	2.1%
	2011	9,306	722	9.63 to 12.91	(3.7%) to 2.0%	2.0%
	2010	8,750	692	12.65 to 12.65	15.0% to 15.0%	2.1%
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2014	$1,220	70	$ 11.86 to $ 17.74	5.8% to 5.8%	2.5%
	2013	1,025	63	11.21 to 16.76	(1.8%) to (1.8%)	2.5%
	2012	1,000	60	11.41 to 17.06	5.9% to 5.9%	2.4%
	2011	1,058	70	10.78 to 16.11	7.3% to 7.8%	4.9%
	2010	960	64	15.01 to 15.01	7.8% to 7.8%	3.5%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2014	$8,039	342	$ 12.93 to $ 40.32	5.5% to 6.3%	0.3%
	2013	5,925	200	12.25 to 37.94	22.5% to 36.2%	0.5%
	2012	4,191	152	9.82 to 27.85	14.8% to 14.8%	0.6%
	2011	4,090	171	8.55 to 24.25	(14.5%) to (10.6%)	0.2%
	2010	5,008	185	27.13 to 27.13	28.8% to 28.8%	0.4%
Fidelity® VIP Overseas Portfolio—Initial Class	2014	$5,887	289	$ 11.54 to $ 20.41	(8.1%) to (8.1%)	1.3%
	2013	6,653	300	12.56 to 22.20	30.4% to 30.4%	1.4%
	2012	5,587	328	9.63 to 17.02	20.7% to 20.7%	2.0%
	2011	4,939	350	7.97 to 14.10	(20.3%) to (17.2%)	1.3%
	2010	6,346	373	17.02 to 17.02	13.1% to 13.1%	1.5%
Invesco V.I. American Value Fund—Series I	2014	$1,916	123	$ 15.41 to $ 16.38	9.0% to 9.8%	0.5%
	2013	983	69	14.14 to 14.93	33.3% to 34.3%	0.8%
	2012	336	32	10.60 to 11.12	6.0% to 17.3%	0.8%
	2011	26	3	9.48 to 9.48	(5.2%) to (5.2%)	1.1%
Invesco V.I. Global Real Estate Fund—Series I	2014	$38	3	$ 13.90 to $ 13.90	14.6% to 14.6%	1.5%
	2013	35	3	12.12 to 12.12	2.7% to 2.7%	4.1%
	2012	34	3	11.80 to 11.80	28.1% to 28.1%	0.9%
	2011	10	1	9.21 to 9.21	(7.9%) to (7.9%)	5.9%
Invesco V.I. International Growth Fund—Series I	2014	$10,416	859	$ 11.48 to $ 12.68	(0.4%) to (0.3%)	1.6%
	2013	8,723	722	11.52 to 12.64	18.2% to 19.0%	1.3%
	2012	6,187	609	9.75 to 10.62	14.7% to 15.5%	1.5%
	2011	4,082	459	8.50 to 9.19	(8.1%) to (6.7%)	1.4%
	2010	3,338	353	9.18 to 9.63	12.1% to 12.9%	2.4%
Janus Aspen Enterprise Portfolio—Institutional Shares	2014	$532	16	$ 16.13 to $ 34.57	12.5% to 12.5%	0.2%
	2013	522	18	14.34 to 30.73	32.4% to 32.4%	0.5%
	2012	493	22	10.83 to 23.21	17.3% to 17.3%	0.0%
	2011	986	53	9.23 to 19.79	(7.7%) to (1.4%)	0.0%
	2010	841	42	20.07 to 20.07	25.8% to 25.8%	0.1%
Janus Aspen Forty Portfolio—Institutional Shares	2014	$13	1	$ 15.85 to $ 15.85	8.7% to 8.7%	0.1%
	2013	23	2	14.57 to 14.57	31.2% to 31.2%	0.7%
	2012	16	1	11.11 to 11.11	24.2% to 24.2%	0.7%
	2011	8	1	8.95 to 8.95	(10.5%) to (10.5%)	0.3%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Janus Aspen Global Research Portfolio—Institutional Shares	2014	$94,490	5,163	$ 14.34 to $ 25.73	6.7% to 7.4%	1.1%
	2013	94,077	5,508	13.41 to 24.12	27.5% to 28.4%	1.2%
	2012	78,464	5,872	10.49 to 18.91	19.2% to 20.1%	0.9%
	2011	71,817	6,397	8.78 to 15.86	(14.3%) to (13.7%)	0.6%
	2010	90,055	6,886	10.23 to 18.51	15.0% to 15.8%	0.6%
LVIP Baron Growth Opportunities Fund—Service Class	2014	$9	1	$ 17.04 to $ 17.04	4.9% to 4.9%	0.2%
	2013	10	1	16.25 to 16.25	40.1% to 40.1%	0.4%
	2012	6	1	11.60 to 11.60	18.2% to 18.2%	2.2%
	2011	—	—	9.81 to 9.81	(1.9%) to (1.9%)	0.0%
MFS® International Value Portfolio—Initial Class	2014	$4,431	325	$ 13.50 to $ 14.51	0.6% to 1.3%	2.0%
	2013	2,955	219	13.41 to 14.32	27.0% to 27.9%	1.9%
	2012	381	36	10.56 to 11.19	5.6% to 16.2%	0.5%
	2011	19	2	9.63 to 9.63	(3.7%) to (3.7%)	1.9%
MFS® Investors Trust Series—Initial Class	2014	$615	44	$ 10.94 to $ 23.10	9.4% to 11.0%	1.0%
	2013	224	11	20.81 to 20.81	32.1% to 32.1%	1.1%
	2012	171	11	15.76 to 15.76	19.2% to 19.2%	1.0%
	2011	135	10	13.23 to 13.23	(2.2%) to (2.2%)	0.9%
	2010	138	10	13.52 to 13.52	11.1% to 11.1%	1.2%
MFS® New Discovery Series—Initial Class	2014	$5,283	297	$ 13.32 to $ 26.42	(7.9%) to (7.3%)	0.0%
	2013	5,847	304	14.37 to 28.49	40.5% to 41.5%	0.0%
	2012	2,934	175	10.15 to 20.13	3.8% to 21.2%	0.0%
	2011	1,857	112	8.37 to 16.60	(16.3%) to (10.3%)	0.0%
	2010	2,270	123	18.50 to 18.50	36.3% to 36.3%	0.0%
MFS® Research Bond Series—Initial Class	2014	$85	7	$ 12.02 to $ 12.02	5.8% to 5.8%	1.2%
	2013	8	1	11.36 to 11.36	(1.0%) to (1.0%)	1.3%
	2012	4	—	11.48 to 11.48	7.4% to 7.4%	2.2%
MFS® Research Series—Initial Class	2014	$1,009	65	$ 14.82 to $ 20.52	9.4% to 10.2%	0.8%
	2013	795	55	13.54 to 18.62	31.4% to 32.3%	0.3%
	2012	600	52	10.31 to 14.08	3.1% to 17.3%	0.6%
	2011	123	10	12.00 to 12.00	(0.5%) to (0.5%)	0.9%
	2010	148	12	12.06 to 12.06	15.9% to 15.9%	0.9%
MFS® Value Series—Initial Class	2014	$5	—	$ 16.55 to $ 16.55	10.5% to 10.5%	1.6%
	2013	3	—	14.98 to 14.98	35.9% to 35.9%	1.3%
	2012	1	—	11.02 to 11.02	16.3% to 16.3%	1.3%
	2011	—	—	9.48 to 9.48	(5.2%) to (5.2%)	1.6%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	2014	$2,843	174	$ 13.59 to $ 30.04	6.8% to 7.6%	0.0%
	2013	2,289	145	12.73 to 27.92	31.7% to 32.6%	0.0%
	2012	1,208	88	9.66 to 21.05	(3.4%) to 12.4%	0.0%
	2011	607	32	9.47 to 18.73	(5.3%) to 0.5%	0.0%
	2010	540	29	18.64 to 18.64	29.1% to 29.1%	0.0%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	2014	$844	79	$ 10.71 to $ 10.76	7.1% to 7.6%	1.1%
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	2014	$294	18	$ 16.08 to $ 16.08	2.3% to 2.3%	2.5%
	2013	317	20	15.72 to 15.72	(8.5%) to (8.5%)	1.0%
	2012	321	19	17.18 to 17.18	6.9% to 6.9%	1.6%
	2011	278	17	16.06 to 16.06	7.6% to 7.6%	2.6%
	2010	288	19	14.93 to 14.93	11.7% to 11.7%	2.7%

NYLIAC VUL Separate Account-I

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

PIMCO VIT Low Duration Portfolio—Administrative Class	2014	$353	28	$ 12.84 to $ 12.84	0.9% to 0.9%	1.1%
	2013	361	28	12.73 to 12.73	(0.1%) to (0.1%)	1.5%
	2012	374	29	12.74 to 12.74	5.9% to 5.9%	1.9%
	2011	146	12	12.04 to 12.04	1.1% to 1.1%	1.8%
	2010	327	27	11.91 to 11.91	5.3% to 5.3%	1.6%
PIMCO VIT Total Return Portfolio—Administrative Class	2014	$2,018	122	$ 11.66 to $ 16.83	4.3% to 4.3%	2.2%
	2013	2,049	129	11.18 to 16.14	(2.0%) to (2.0%)	2.2%
	2012	3,011	184	11.40 to 16.46	9.6% to 9.6%	2.6%
	2011	2,497	171	10.40 to 15.02	3.6% to 4.0%	2.6%
	2010	2,101	145	14.50 to 14.50	8.1% to 8.1%	2.4%
PIMCO VIT Total Return Portfolio—Institutional Class	2014	$559	55	$ 10.20 to $ 10.24	2.0% to 2.4%	2.2%
Royce Micro-Cap Portfolio—Investment Class	2014	$16,955	1,045	$ 15.64 to $ 16.51	(4.3%) to (3.6%)	0.0%
	2013	18,040	1,071	16.34 to 17.13	20.1% to 21.0%	0.5%
	2012	15,482	1,112	13.60 to 14.16	6.9% to 7.6%	0.0%
	2011	14,055	1,084	12.73 to 13.15	(12.7%) to (12.1%)	2.5%
	2010	15,256	1,030	14.58 to 14.97	29.1% to 30.0%	2.0%
T. Rowe Price Blue Chip Growth Portfolio	2014	$40	2	$ 17.18 to $ 17.18	9.2% to 9.2%	0.0%
	2013	40	3	15.74 to 15.74	41.2% to 41.2%	0.0%
	2012	25	2	11.15 to 11.15	18.3% to 18.3%	0.1%
	2011	15	2	9.43 to 9.43	(5.7%) to (5.7%)	0.0%
T. Rowe Price International Stock Portfolio	2014	$19	2	$ 11.53 to $ 11.53	(1.2%) to (1.2%)	0.8%
	2013	26	2	11.67 to 11.67	14.1% to 14.1%	1.0%
	2012	18	2	10.24 to 10.24	18.4% to 18.4%	0.8%
	2011	4	—	8.64 to 8.64	(13.6%) to (13.6%)	4.9%
T. Rowe Price Limited-Term Bond Portfolio	2014	$604	43	$ 10.50 to $ 14.14	0.6% to 0.6%	1.2%
	2013	450	33	10.43 to 14.05	0.1% to 0.1%	1.6%
	2012	814	59	10.42 to 14.03	2.5% to 2.5%	2.0%
	2011	812	61	10.17 to 13.70	1.6% to 1.7%	2.4%
	2010	792	59	13.48 to 13.48	3.1% to 3.1%	2.8%
T. Rowe Price New America Growth Portfolio	2014	$3	—	$ 15.87 to $ 15.87	9.3% to 9.3%	0.0%
	2013	6	—	14.52 to 14.52	38.0% to 38.0%	0.0%
	2012	5	—	10.52 to 10.52	13.1% to 13.1%	0.8%
	2011	—	—	9.30 to 9.30	(7.0%) to (7.0%)	0.3%
The Merger Fund VL	2014	$37	3	$ 10.74 to $ 10.74	1.4% to 1.4%	1.1%
	2013	39	4	10.60 to 10.60	3.9% to 3.9%	0.3%
	2012	21	2	10.20 to 10.20	2.5% to 2.5%	0.0%
	2011	44	4	9.95 to 9.95	(0.5%) to (0.5%)	8.5%
UIF Emerging Markets Debt Portfolio—Class I	2014	$580	25	$ 23.00 to $ 23.00	2.9% to 2.9%	5.6%
	2013	781	35	22.34 to 22.34	(8.7%) to (8.7%)	4.3%
	2012	1,098	45	24.48 to 24.48	18.0% to 18.0%	3.0%
	2011	1,134	55	20.76 to 20.76	7.0% to 7.0%	3.3%
	2010	831	43	19.39 to 19.39	9.7% to 9.7%	4.1%
UIF U.S. Real Estate Portfolio—Class I	2014	$19,165	1,197	$ 14.48 to $ 36.92	28.8% to 29.7%	1.4%
	2013	12,109	970	11.24 to 28.46	1.3% to 2.1%	1.1%
	2012	10,608	844	11.09 to 27.89	15.0% to 15.8%	0.8%
	2011	7,986	713	9.64 to 24.07	0.1% to 5.9%	0.8%
	2010	6,549	606	9.16 to 22.73	29.1% to 30.0%	1.7%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets	Units Outstanding	Variable Accumulation Unit Value (Lowest to Highest)	Total Return[1] (Lowest to Highest)	Investment Income Ratio[2]

Van Eck VIP Multi-Manager Alternatives Fund—Initial Class	2014	$2,427	227	$ 10.19 to $ 11.49	(1.8%) to (1.1%)	0.0%
	2013	2,201	203	10.30 to 11.61	4.3% to 5.0%	0.0%
	2012	1,056	97	9.80 to 11.05	(0.5%) to 1.3%	0.0%
	2011	1,136	105	9.67 to 10.91	(3.3%) to (2.3%)	0.9%
	2010	1,234	111	11.16 to 11.16	5.0% to 5.0%	0.0%
Victory VIF Diversified Stock Fund—Class A	2014	$2	—	$ 15.27 to $ 15.27	10.2% to 10.2%	0.8%
	2013	9	1	13.86 to 13.86	33.9% to 33.9%	0.7%
	2012	5	—	10.35 to 10.35	16.3% to 16.3%	0.5%
	2011	26	3	8.90 to 8.90	(11.0%) to (11.0%)	0.7%

Not all investment divisions are available under all policies.

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of net assets are .05%—1.00%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

[1]

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

[2]

These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2014, the results of each of its operations for the year ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

March 18, 2015

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS

(GAAP Basis)

December 31, 2014 and 2013

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2014	2013
	(in millions)
Assets
Fixed maturities, at fair value:
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $537 in 2014 and $489 in 2013)	$75,653	$71,543
Trading	1,197	497
Equity securities, at fair value:
Available-for-sale	35	112
Trading	757	447
Mortgage loans, net of allowances	10,927	9,765
Policy loans	869	858
Securities purchased under agreements to resell	133	101
Investments in affiliates	2,287	2,288
Other investments	1,219	1,438

Total investments	93,077	87,049
Cash and cash equivalents	710	594
Deferred policy acquisition costs	3,041	2,847
Interest in annuity contracts	6,260	6,114
Amounts recoverable from reinsurer:
Affiliated	4,410	6,877
Unaffiliated	1,546	1,390
Other assets	1,505	1,357
Separate account assets	28,965	26,434

Total assets	$139,514	$132,662

Liabilities
Policyholders’ account balances	$66,876	$65,391
Future policy benefits	16,688	14,069
Policy claims	347	339
Obligations under structured settlement agreements	6,260	6,114
Amounts payable to reinsurer:
Affiliated	4,370	6,837
Unaffiliated	52	48
Other liabilities	3,173	2,730
Separate account liabilities	28,965	26,434

Total liabilities	126,731	121,962

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	2,064	963
Retained earnings	6,766	5,784

Total stockholder’s equity	12,783	10,700

Total liabilities and stockholder’s equity	$139,514	$132,662

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Revenues
Premiums	$3,123	$3,384	$2,816
Fees-universal life and annuity policies	1,017	889	885
Net investment income	3,683	3,612	3,611
Net investment gains (losses):
Other-than-temporary impairments on fixed maturities	(30)	(45)	(63)
Other-than-temporary impairments on fixed maturities recognized in accumulated other comprehensive income	1	11	18
All other net investment gains (losses)	467	(65)	75

Total net investment gains (losses)	438	(99)	30
Net revenue from reinsurance	86	71	85
Other income	100	94	68

Total revenues	8,447	7,951	7,495

Expenses
Interest credited to policyholders’ account balances	2,199	1,847	2,055
Increase in liabilities for future policy benefits	2,451	2,718	2,199
Policyholder benefits	1,341	1,164	973
Operating expenses	1,129	1,363	1,416

Total expenses	7,120	7,092	6,643

Income before income taxes	1,327	859	852
Income tax expense	345	193	240

Net income	$982	$666	$612

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Net income	$982	$666	$612

Other comprehensive (loss) gain income, net of tax
Foreign currency translation adjustment:	(1)	1	—
Less: reclassification adjustment for currency translation gains included in net income	—	—	—

Foreign currency translation adjustment, net	(1)	1	—

Net unrealized investment gain (losses):
Net unrealized investment gains (losses) arising during the period	1,175	(1,999)	1,004
Less: reclassification adjustment for net unrealized investment gains included in net income	73	63	86

Net unrealized investment gains (losses), net	1,102	(2,062)	918

Other comprehensive income (loss), net of tax	1,101	(2,061)	918

Comprehensive income (loss)	$2,083	$(1,395)	$1,530

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2014, 2013 and 2012

(in millions)

			Accumulated Other Comprehensive Income
	Capital Stock	Additional Paid In Capital	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2012	$25	$3,928	$–	$2,161	$(55)	$4,506	$10,565
Net income	–	–	–	–	–	612	612
Other comprehensive income, net of tax	–	–	–	872	46	–	918

Balance at December 31, 2012	$25	$3,928	$–	$3,033	$(9)	$5,118	$12,095
Net income	–	–	–	–	–	666	666
Other comprehensive income, net of tax	–	–	1	(2,072)	10	–	(2,061)

Balance at December 31, 2013	$25	$3,928	$1	$961	$1	$5,784	$10,700
Net income	–	–	–	–	–	982	982
Other comprehensive (loss) income, net of tax	–	–	(1)	1,081	21	–	1,101

Balance at December 31, 2014	$25	$3,928	$–	$2,042	$22	$6,766	$12,783

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF CASH FLOW

	Year Ended December 31,
	2014	2013	2012
	(in millions)
Cash Flows from Operating Activities:
Net income	$982	$666	$612
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	(17)	(4)	(8)
Net capitalization of deferred policy acquisition costs	(314)	(44)	127
Universal life and annuity fees	(743)	(718)	(677)
Interest credited to policyholders’ account balances	2,199	1,847	2,055
Capitalized interest and dividends reinvested	(228)	(207)	(192)
Net investment (gains) losses	(438)	99	(30)
Equity in earnings of limited partnerships	33	22	23
Deferred income tax expense	127	50	61
Net revenue from intercompany reinsurance	(1)	(1)	(1)
Net change in unearned revenue liability	60	140	32
Changes in:
Other assets and other liabilities	(111)	53	25
Book overdrafts	20	14	–
Reinsurance receivables and payables	4	(59)	(10)
Policy claims	8	69	(12)
Future policy benefits	2,463	2,685	2,265

Net cash provided by operating activities	4,044	4,612	4,270

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	2,474	3,979	3,752
Maturity and repayment of available-for-sale fixed maturities	7,829	9,329	8,683
Sale of equity securities	78	34	128
Repayment of mortgage loans	1,309	1,167	816
Sale of other investments	1,997	2,134	1,969
Sale of trading securities	679	280	39
Maturity and repayment of trading securities	48	61	31
Cost of:
Available-for-sale fixed maturities acquired	(12,296)	(16,219)	(13,407)
Equity securities acquired	(2)	–	(58)
Mortgage loans acquired	(2,460)	(2,431)	(2,149)
Acquisition of other investments	(2,045)	(1,962)	(3,005)
Acquisition of trading securities	(1,753)	(1,013)	(112)
Securities purchased under agreements to resell	(32)	(42)	31
Cash collateral (paid) received on derivatives	(4)	7	–
Policy loans	(6)	12	(32)

Net cash used in investing activities	(4,184)	(4,664)	(3,314)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	7,735	6,116	4,763
Withdrawals	(6,030)	(4,325)	(4,370)
Net transfers to the separate accounts	(1,761)	(1,518)	(1,145)
Increase in loaned securities	50	39	–
Securities sold under agreements to repurchase	–	(76)	(38)
Net paydowns from debt	(1)	(4)	(2)
Change in bank overdrafts	–	–	33
Cash collateral received (paid) on derivatives	265	(215)	(82)

Net cash provided by (used in) financing activities	258	17	(841)

Effect of exchange rate changes on cash and cash equivalents	(2)	(4)	(2)

Net (decrease) increase in cash and cash equivalents	116	(39)	113
Cash and cash equivalents, beginning of year	594	633	520

Cash and cash equivalents, end of year	$710	$594	$633

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(GAAP BASIS)

DECEMBER 31, 2014, 2013 AND 2012

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Agency and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s career agency force with certain products also marketed through third party banks, brokers and independent financial advisors.

NOTE 2 — BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been eliminated in consolidation. Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or equity as previously reported.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Refer to Note 19 — Statutory Financial Information for further discussion.

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 9 — Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income in the accompanying Consolidated Statements of Operations. The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Fixed maturity and equity trading securities are reported at fair value and include invested assets that support certain of the Company’s insurance liabilities. The changes in the fair value of all trading securities are included in Net investment gains or losses in the accompanying Consolidated Statements of Operations. Cash flows from acquiring and disposing of trading securities that support the Company’s insurance liabilities are classified in Cash flows from investing activities in the Consolidated Statements of Cash Flow. All other cash flows for trading securities are classified in Cash flows from operating activities in the Consolidated Statements of Cash Flow.

Unrealized gains and losses on available-for-sale fixed maturity investments are reported as net unrealized investment gains or losses in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Statements of Financial Position. Unrealized gains and losses from fixed maturity investments classified as trading are reflected in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions, based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities, and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, with a loss recognized in Net investment gains or losses in the accompanying Consolidated Statements of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (1) whether the decline is substantial; (2) the duration of time that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows, are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (1) has the intent to sell the fixed maturity security or (2) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the net present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in AOCI. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate the recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities, refer to Note 9 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are recorded as Net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Statements of Financial Position. Unrealized gains and losses from investments in equity securities classified as trading are reflected in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

When it is determined that a decline in value of an available-for-sale equity security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment gains or losses in the accompanying Consolidated Statements of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. The Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts or premiums, deferred origination fee income, and valuation allowances, and are collateralized. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan document. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred, but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience, as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk, based on geographic locations and property types, as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a loan has investment income due and accrued that is 90 days past due, the investment income shall continue to accrue, if deemed collectible.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

The Company closely monitors mortgage loans with the potential for specific valuation allowance by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events. Residential mortgage loans that are sixty or more days delinquent are monitored for potential valuation allowance.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest, that exceeds the related policy’s cash surrender value.

Investment in Affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). For further discussion, refer to Note 6 — Investments.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on derivative instruments below), short-term investments, real estate and senior secured commercial loans. Refer to Note 6 — Investments for details of Other investments by component. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method of accounting. For limited partnerships accounted for under the equity method of accounting, unrealized gains and losses are recorded in Net investment income in the accompanying Consolidated Statements of Operations. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments in the accompanying Consolidated Statements of Financial Position.

Real estate held for the production of income and home office properties are stated at cost less accumulated depreciation. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less estimated costs to sell, which may result in an other-than-temporary impairment recorded in Net investment gains or losses in the accompanying Consolidated Statements of Operations. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful lives. Any encumbrances on real estate are recorded in Other liabilities in the accompanying Consolidated Statements of Financial Position.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve, net of any deferred fees on originated loans or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

portfolio, adverse situations that may affect the borrower’s ability to repay, and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest, when due, according to the contractual terms of the loan document. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred, but not specifically identified losses, is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

At the time of the funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

Net investment gains or losses on sales for all investments are generally computed using the specific identification method.

The authoritative guidance provides a fair value option election that allows companies to irrevocably elect fair value as the initial and subsequent accounting measurement attribute for certain financial assets and liabilities. Unrealized gains and losses on certain financial assets for which the fair value option has been elected are reported in Net investment gains or losses in the accompanying Consolidated Statements of Operations. The decision to elect the fair value option is determined on an instrument by instrument basis, must be applied to an entire instrument and is irrevocable once elected. Refer to Note 9 — Fair Value Measurements for more information on the fair value option.

Cash equivalents include investments that have remaining maturities of three months or less at the date of purchase and are carried at fair value.

Derivative Instruments

Derivatives are recorded at fair value as assets, within Other investments or as liabilities, within Other liabilities, in the accompanying Consolidated Statements of Financial Position, except for embedded derivatives, which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk, management objective, and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value position, which is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets in the accompanying Consolidated Statements of Financial Position. Refer to Note 7 — Derivative Instruments and Risk Management.

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; and (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in OCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment gains or losses or Net investment income in the accompanying Consolidated Statements of Operations. Any ineffectiveness is immediately recognized in earnings and included in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in OCI. The change in fair value of the derivative relative to the changes in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment gains or losses in the accompanying Consolidated Statements of Operations. Any ineffectiveness is immediately recognized in earnings and included as Net investment gains or losses in the accompanying Consolidated Statements of Operations.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract in the accompanying Consolidated Statements of Financial Position at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract on the Consolidated Statements of Financial Position at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 — Derivative Instruments and Risk Management.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is deemed a primary beneficiary of a VIE if it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (2) the obligation to absorb losses of or the right to receive benefits from the VIE that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance is deferred indefinitely for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities in the accompanying Consolidated Statements of Financial Position. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities in the accompanying Consolidated Statements of Financial Position.

The Company enters into tri-party repurchase agreements to purchase and resell securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the repurchase agreements as Securities purchased under agreements to resell in the accompanying Consolidated Statements of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Deferred Policy Acquisition Costs

DAC consists primarily of incremental direct costs of contract acquisition that are incurred in transactions with employees, including career agents and independent third-parties as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. These costs have been deferred and recorded as an asset in the accompanying Consolidated Statements of Financial Position.

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses in the accompanying Consolidated Statements of Operations. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in AOCI in the accompanying Consolidated Statements of Financial Position.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets in the accompanying Consolidated Statements of Financial Position.

Interests in Annuity Contracts and Obligations Under Structured Settlement Agreements

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations are based on prevailing market rates.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in Other assets in the accompanying Consolidated Statements of Financial Position.

Policyholders’ Account Balances

The Company’s liability for Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

Future Policy Benefits

The Company’s liability for Future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to Increase in liabilities for future policy benefits in the accompanying Consolidated Statements of Operations. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for Future policy benefits also includes liabilities for guaranteed minimum benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 — Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

Policy Claims

The Company’s liability for Policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. Refer to Note 9 — Fair Value Measurements for discussion on the fair value of debt.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the U.S. Securities and Exchange Commission (“SEC”). The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (3) investments are directed by the contractholder or in accordance with specific investment objectives; and (4) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, sales inducements, and receivables from affiliates. Other liabilities primarily consist of net deferred tax liabilities, clearing and suspense liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Fair Value Measurements

For fair values of various assets and liabilities, refer to Note 9 — Fair Value Measurements.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the policies/contracts. This match is accomplished by providing liabilities for future policy benefits (as discussed in Note 12 — Policyholders’ Liabilities) and the deferral and subsequent amortization of DAC.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 12 — Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included in Fees — universal life and annuity policies in the accompanying Consolidated Statements of Operations. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 14 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statements of Operations.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Authoritative guidance requires an evaluation of the recoverability of deferred tax assets and the establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (1) the nature of deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various tax jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included in Other liabilities in the accompanying Consolidated Statements of Financial Position and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense in the accompanying Consolidated Statements of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 4 — BUSINESS RISKS AND UNCERTAINTIES

In periods of extreme volatility and disruption in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, preferred and common stocks, senior secured commercial loans and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and the Company’s portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than the Company otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of the Company’s life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on the Company’s portfolio of investments supporting those products, thus generating losses. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the relative incidence of death in a given time or place), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s consolidated results of operations or financial position.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. As a result, the Company’s results of operations and financial position could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to the Company due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

The risk-based capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Agency and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain existing productive career agents and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

A computer system failure or security breach could disrupt the Company’s business, damage its reputation and adversely impact its profitability.

The Company relies on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company has policies, procedures, automation and backup plans and facilities designed to prevent or limit the effect of failure, its computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond its control. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business and adversely impact its profitability.

The Company retains confidential information on its computer systems, including customer information and proprietary business information. Any compromise of the security of the Company’s computer systems that results in the disclosure of personally identifiable customer information could damage the Company’s reputation, expose the Company to litigation and regulatory action, increase regulatory scrutiny, and require it to incur significant technical, legal and other expenses.

NOTE 5 — RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In April 2014, the Financial Accounting Standards Board (“FASB”) issued updated guidance that changes the criteria for reporting discontinued operations and introduces new disclosures. Under this revised guidance, the disposal of a component or group of components of an entity should be reported as a discontinued operation if the disposal represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results. Disposals of equity method investments, or those reported as held-for-sale, will be eligible for presentation as a discontinued operation if they meet the new definition. The new guidance is effective

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

prospectively to new disposals and new classifications of disposal groups as held for sale that occurs on or after December 15, 2014. Early adoption is permitted for new disposals or new classifications as held for sale that have not been reported in financial statements previously issued or available for issuance. The Company adopted this guidance effective January 1, 2014. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In December 2013, the FASB issued guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. The definition of a public business entity is currently used in considering the scope of new financial guidance and will identify whether the guidance applies to public business entities. The new definition applies to authoritative guidance issued after December 2013. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This guidance became effective for annual reporting periods that begin after December 15, 2013, and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance became effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. The guidance became effective for interim or annual reporting periods that begin after December 15, 2013, and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In March 2013, the FASB issued updated guidance regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. The guidance became effective for the first interim or annual reporting period beginning after December 15, 2013 and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In February 2013, the FASB issued new guidance regarding joint and several liabilities. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. This guidance became effective for interim or annual reporting periods that began after December 15, 2013 and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance requires an entity to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income, but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional detail about those amounts. The guidance became effective for the first interim or annual reporting period beginning after December 15, 2012 and was applied prospectively. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this guidance are included in Note 10 — Investment Income and Investment Gains and Losses.

In December 2011 and January 2013, the FASB issued updated guidance and enhanced disclosure requirements for financial instruments and derivative instruments that are either offset in accordance with existing guidance for right of setoff or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the financial statement. The FASB also clarified the scope of the new GAAP offsetting guidance, which only applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with GAAP guidance or subject to a master netting arrangement or similar agreement. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the accompanying Consolidated Statements of Financial Position and instruments and transactions subject to an agreement similar to a master netting arrangement. The guidance became effective for annual reporting periods beginning on or after January 1, 2013 and was applied retrospectively for all comparative periods presented. The Company’s adoption of this guidance did not have an impact on the Company’s consolidated financial position or results of operations but resulted in additional disclosures related to derivatives included in Note 7 — Derivative Instruments and Risk Management, and securities purchased under agreements to resell included in Note 15 — Commitments and Contingencies.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of OCI as part of the Consolidated Statements of Stockholder’s Equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in AOCI or when an item of AOCI must be reclassified to net income. The Company opted to present net income and other comprehensive income in two separate consecutive statements. The Company adopted this guidance effective January 1, 2012. This guidance impacted the financial statement presentation but did not have an impact on the Company’s consolidated financial position or results of operations.

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it had no effect on the total acquisition costs to be recognized over time and had no impact on the Company’s cash flows. Effective January 1, 2012, the Company adopted this guidance retrospectively.

Future Adoption of New Accounting Pronouncements

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures, and removes the indefinite

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently evaluating the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In June 2014, the FASB issued an accounting standard that changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The new guidance requires that repurchase-to maturity transactions and repurchase financing arrangements be accounted for as secured borrowings and provides for enhanced disclosures, including the nature of collateral pledged and the time to maturity. The amendments are effective for interim and annual reporting periods beginning after December 15, 2014. Earlier adoption is not permitted. Certain interim period disclosures for repurchase agreements and securities lending transactions are not required until the second quarter of 2015. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In June 2014, the FASB issued an accounting standard that clarifies the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The standard requires that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. The amendments are effective for interim and annual reporting periods beginning after December 15, 2015. Earlier adoption is permitted. The standard may be applied prospectively to all awards granted or modified after the effective date; or retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition, which supersedes most existing revenue recognition guidance. The guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016, and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company will adopt this guidance on January 1, 2017. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In January 2014, the FASB issued new guidance to clarify that an in-substance repossession or foreclosure occurs, and a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan, upon either (1) the creditor obtaining legal title to the residential real estate property upon completion of a foreclosure or (2) the borrower conveying all interest in the residential real estate property to the creditor to satisfy that loan through completion of a deed in lieu of foreclosure or through a similar legal agreement. This new guidance is effective for annual periods beginning after December 15, 2014 and should be adopted using either a modified retrospective transition method or a prospective transition method. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In January 2014, the FASB issued new guidance to permit reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in Income tax expense in the accompanying Consolidated Statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of Operations. This new guidance is effective for annual periods beginning after December 15, 2014 and should be applied retrospectively. Retrospective adoption of this guidance will result in the restatement of all years presented with a decrease in retained earnings of approximately $20 million at January  1, 2014.

NOTE 6 — INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities at December 31, 2014 and 2013, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

	2014		2013
Available-for-sale	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$3,396	$3,448	$2,575	$2,625
Due after one year through five years	13,814	14,561	13,946	14,813
Due after five years through ten years	18,321	18,917	16,891	17,370
Due after ten years	10,489	11,716	9,783	9,905
Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	14,581	15,485	15,466	15,792
Non-agency mortgage-backed securities	6,564	6,802	6,868	7,027
Non-agency asset-backed securities	4,670	4,724	4,026	4,011

Total available-for-sale	$71,835	$75,653	$69,555	$71,543

At December 31, 2014 and 2013, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2014
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
U.S. Treasury	$828	$86	$2	$912	$–
U.S. government corporations and agencies	1,154	151	2	1,303	–
U.S. agency mortgage-backed and asset-backed securities	14,581	1,008	104	15,485	–
Foreign governments	471	60	–	531	–
U.S. corporate	32,232	2,107	188	34,151	–
Foreign corporate	11,335	477	67	11,745	–
Non-agency residential mortgage-backed securities	1,628	76	27	1,677	(10)
Non-agency commercial mortgage-backed securities	4,936	196	7	5,125	–
Non-agency asset-backed securities(2)	4,670	80	26	4,724	(2)
Redeemable preferred securities	–	–	–	–	–

Total available-for-sale	$71,835	$4,241	$423	$75,653	$(12)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
U.S. Treasury	$862	$26	$11	$877	$(1)
U.S. government corporations and agencies	1,399	83	13	1,469	–
U.S. agency mortgage-backed and asset-backed securities	15,466	727	401	15,792	–
Foreign governments	577	53	1	629	–
U.S. corporate	29,513	1,595	501	30,607	–
Foreign corporate	10,844	447	160	11,131	–
Non-agency residential mortgage-backed securities	2,062	70	59	2,073	(27)
Non-agency commercial mortgage-backed securities	4,806	207	59	4,954	–
Non-agency asset-backed securities(2)	4,026	23	38	4,011	(3)

Total available-for-sale	$69,555	$3,231	$1,243	$71,543	$(31)

(1)

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. The amount excludes $46 million and $20 million for the years ended December 31, 2014 and 2013, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(2)	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2014 and 2013, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $644 million and $877 million, respectively.

The Company had no investments in fixed maturities that were non-income producing for the last 12 months at December 31, 2014 and 2013, respectively.

Equity Securities

At December 31, 2014 and 2013, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2014	$20	$16	$1	$35
2013	$79	$34	$1	$112

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

At December 31, 2014 and 2013, contractual commitments to extend credit under mortgage loan documents amounted to $564 million and $374 million, respectively, at fixed and floating interest rates ranging from 1.73% to 6.41% in 2014 and from 1.94% to 6.50% in 2013. These commitments are diversified by property type and geographic region.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2014 and 2013, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2014		2013
	Amount	% of Total	Amount	% of Total
Property Type:
Office buildings	$3,563	32.5%	$3,032	31.0%
Apartment buildings	3,328	30.4	2,858	29.2
Retail facilities	2,790	25.5	2,364	24.1
Industrial	978	9.0	1,198	12.2
Residential	114	1.1	162	1.7
Hotel/Motel	172	1.5	176	1.8
Other	6	–	3	–

Total mortgage loans	$10,951	100.0%	$9,793	100.0%

Allowance for credit losses	$(24)		$(28)

Total net mortgage loans	$10,927		$9,765

	2014		2013
	Amount	% of Total	Amount	% of Total
Geographic Region:
South Atlantic	$2,868	26.2%	$2,866	29.3%
Central	2,471	22.6	2,136	21.9
Middle Atlantic	2,324	21.2	2,179	22.3
Pacific	2,311	21.1	2,229	22.8
New England	867	7.9	315	3.2
Other	110	1.0	68	0.5

Total mortgage loans	$10,951	100.0%	$9,793	100.0%

Allowance for credit losses	$(24)		$(28)

Total net mortgage loans	$10,927		$9,765

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. At December 31, 2014 and 2013, the Company had $3 million and $4 million, respectively, of recorded investment gross of the allowance for credit losses in residential mortgage loans that were past due greater than 90 days. There were no investments in mortgage loans that were past due less than 90 days at December 31, 2014 and 2013.

As discussed in Note 3 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The activity in the mortgage loan specific and general reserves for the years ended December 31, 2014 and 2013 is summarized below (in millions):

	2014
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$4	$24	$28
Recoveries	(2)	(2)	(4)

Ending balance	$2	$22	$24

Ending Balance:
Collectively evaluated for impairment (general)	$2	$22	$24
Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$110	$10,837	$10,947
Individually evaluated for impairment (specific)	$4	$–	$4

	2013
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$6	$29	$35
Direct write-downs	(1)	–	(1)
Provision for credit losses	(1)	(5)	(6)

Ending balance	$4	$24	$28

Ending Balance:
Collectively evaluated for impairment (general)	$2	$23	$25
Individually evaluated for impairment (specific)	$2	$1	$3
Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$154	$9,631	$9,785
Individually evaluated for impairment (specific)	$8	$–	$8

For the year ended December 31, 2012, direct write-downs were $6 million and recoveries were $3 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

As discussed in Note 3 — Significant Accounting Policies, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2014 and 2013, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, were as follows (in millions):

	2014
LTV Ratio	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Hotel/ Motel	Other	Total
Above 95%	$–	$–	$–	$–	$1	$–	$–	$1
91% to 95%	–	–	–	–	–	–	–	–
81% to 90%	68	182	–	3	3	–	–	256
71% to 80%	70	94	357	55	15	19	–	610
Below 70%	3,425	2,514	2,971	920	95	153	6	10,084

Total	$3,563	$2,790	$3,328	$978	$114	$172	$6	$10,951

	2013
LTV Ratio	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Hotel/ Motel	Other	Total
Above 95%	$–	$–	$–	$3	$1	$–	$–	$4
91% to 95%	–	–	–	–	–	–	–	–
81% to 90%	96	35	7	115	4	–	–	257
71% to 80%	119	144	392	156	20	18	–	849
Below 70%	2,817	2,185	2,459	924	137	158	3	8,683

Total	$3,032	$2,364	$2,858	$1,198	$162	$176	$3	$9,793

Impaired mortgage loans were $5 million and $8 million at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the Company did not have any impaired loans without a related allowance.

Investments in mortgage loans that have been non-income producing for the last 12 months totaled $2 million and $3 million at December 31, 2014 and 2013, respectively.

Investments in Affiliates

	2014	2013
STIF	$246	$399
MCF revolving loan agreement	2,041	1,889

Total investments in affiliates	$2,287	$2,288

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYLIM”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

The MCF revolving loan agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 11 — Related Party Transactions for further discussion.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Other Investments

The components of other investments at December 31, 2014 and 2013 were as follows (in millions):

	2014	2013
Limited partnerships and Limited liability companies	$666	$694
Senior secured commercial loans	153	124
Derivatives	197	200
Real estate	51	51
Short-term investments	24	56
Other invested assets	128	313

Total other investments	$1,219	$1,438

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $154 million and $126 million at December 31, 2014 and 2013, respectively. The loss reserve was $1 million and $2 million for the years ended December 31, 2014 and 2013, respectively. Refer to Note 3 — Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $442 million and $403 million at December 31, 2014 and 2013, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2014 or 2013. There was no depreciation expense for the years ended December 31, 2014, 2013, or 2012.

There were no investments in real estate that have been non-income producing for the last 12 months at December 31, 2014. At December 31, 2013, there was less than $1 million in investments in real estate that have been non-income producing for the last 12 months.

Variable Interest Entities

Consolidated VIEs

At December 31, 2014 and 2013, the Company included assets of $46 million in the accompanying Consolidated Statements of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to energy savings performance contracts and issuing certificates representing the right to those receivables. The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table reflects the carrying amount and statement of financial position classification of the assets and liabilities of the consolidated VIE at December 31, 2014 and 2013 (in millions):

	2014	2013
Cash	$–	$–
Other investments*	46	46

Total assets	$46	$46

Other liabilities	1	4

Total liabilities	$1	$4

*	Included in Limited partnerships/Limited liability companies.

Unconsolidated VIEs

In the normal course of its activities, the Company invests in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments that are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments in the accompanying Consolidated Statements of Financial Position as Fixed maturities, at fair value — Available-for-sale and Fixed maturities, at fair value — Trading. The maximum exposure to loss associated with these investments was $28,208 million and $27,370 million at December 31, 2014 and 2013, respectively.

In the normal course of its activities, the Company invests in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds that may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures because it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments as Other investments in the accompanying Consolidated Statements of Financial Position and its maximum exposure to loss associated with these entities was $666 million and $694 million at December 31, 2014 and 2013, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are discussed in the “Other investments” section above.

Restricted Assets and Special Deposits

At December 31, 2014 and 2013, assets with a carrying value of $4 million were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities, at fair value — Available-for-sale in the accompanying Consolidated Statements of Financial Position. Refer to Note 15 — Commitments and Contingencies for additional discussion on assets pledged as collateral.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 7 — DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, currency, equity and credit risk. These derivative instruments include foreign currency forwards, interest rate and equity futures, interest rate and equity options, and interest rate, credit default and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes. Refer to Note 3 — Significant Accounting Policies for a discussion on the accounting for derivative instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange-traded futures are affected through regulated exchanges and require initial and daily variation margin collateral postings. When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, it becomes subject to initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements at December 31, 2014 and 2013 (in millions):

	2014
	Gross Amounts of Recognized Derivative Instruments(1)	Gross Amounts Offset in the Statement of Financial Position	Gross Amounts Presented in the Statement of Financial Position	Gross Amounts not Offset in Statement of Financial Position	Cash Collateral	Securities Collateral	Net amounts of Recognized Derivative Instruments
Assets	$197	$–	$197	$(73)	$(110)	$(10)	$4
Liabilities	$(89)	$–	$(89)	$73	$15	$–	$(1)

	2013
	Gross Amounts of Recognized Derivative Instruments(1)	Gross Amounts Offset in the Statement of Financial Position	Gross Amounts Presented in the Statement of Financial Position	Gross Amounts not Offset in Statement of Financial Position	Cash Collateral	Securities Collateral	Net amount of Recognized Derivative Instruments
Assets	$200	$–	$200	$(130)	$(63)	$(2)	$5
Liabilities	$(388)	$–	$(388)	$130	$230	$–	$(28)

(1)

The gross amounts exclude investment income due and accrued and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively, in the accompanying Consolidated Statements of Financial Position.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes (“CSA’s”) negotiated as part of the master agreements entered into with most OTC-bilateral counterparties.

The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In a few cases, these CSAs provide that the counterparties are not required to post collateral below a specified threshold; however the agreements governing these bilateral relationships also include credit contingent provisions whereby the threshold declines on a sliding scale with declines in the OTC-bilateral counterparties’ ratings. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions there under. Cash collateral is invested in short-term investments. If the credit contingent features had been triggered at December 31, 2014 and 2013, the Company estimates that it would have had to post additional collateral of $0 million and $10 million, respectively, for a one notch downgrade in the Company’s credit rating and would have had to post additional collateral of $2 million and $28 million, respectively, for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2014 and 2013 (in millions).

		2014			2013
		Fair Value(1)			Fair Value(1)
	Primary Risk Exposure	Notional Amount(2)	Asset	Liability	Notional Amount(2)	Asset		Liability
Derivatives designated as hedging:
Cash flow hedges:
Foreign currency swaps	Currency	$149	$9	$–	$181	$	*	$7
Interest rate swaps	Interest	36	8	–	37		7	–

Total derivatives designated		185	17	–	218		7	7

Derivatives not designated as hedging:
Corridor options	Interest	8,910	1	–	10,525		*	–
Equity options	Equity	779	54	–	648		40	–
Equity swaps	Equity	39	4	–	29		3	–
Foreign currency swaps	Currency	1,490	62	30	851		11	46
Foreign currency forwards	Currency	30	2	–	23		*	1
Futures	Interest	1	–	–	–		–	–
Interest rate caps	Interest	14,722	2	–	17,262		6	–
Interest rate swaps	Interest	3,661	44	59	3,625		96	334
Swaptions	Interest	7,359	11	–	14,660		36	–
Credit default swaps:
Buy protection	Credit	–	–	–	–		–	–
Sell protection	Credit	–	–	–	1		–	–

Total derivatives not designated		36,991	180	89	47,624		192	381

Total derivatives		$37,176	$197	$89	$47,842		$199	$388

*	Amounts are less than $1 million.

(1)

The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively, in the accompanying Consolidated Statements of Financial Position. Refer to Note 9 — Fair Value Measurements for discussion of valuation methods for derivative instruments.

(2)	Notional amounts of derivative instruments generally do not represent the amounts exchanged between the parties engaged in the transaction.

Interest Rate Risk Management

The Company enters into various types of interest rate swaps and options primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps and swaptions are entered into by the Company to hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

Interest rate (Treasury) futures are exchange traded contracts to buy or sell at a specific price at a future date. The Company enters into interest rate futures to manage the duration of the Company’s fixed income portfolio.

The Company enters into interest rate corridor options to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contracts until an agreed upon interest rate ceiling is reached.

Currency Risk Management

The primary purpose of the Company’s foreign currency hedging activities is to protect the values of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options and enters into equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Credit Risk Management

The Company enters into credit default swaps (“CDS”) both to buy protection from and sell protection to a counterparty in the event of a default of a single name referenced obligation or a referenced pool of assets.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships, for the years ended December 31, 2014, 2013 and 2012 (in millions):

	Gain (Loss) Recognized in OCI (Effective Portion(1)	Gain (Loss) Reclassified from AOCI into Net Income (Effective Portion)
		Net Investment Gains (Losses)	Net Investment Income
For the year ended 12/31/2014:
Foreign currency swaps	$12	$(4)	$1
Interest rate swaps	1	–	1

Total	$13	$(4)	$2

For the year ended 12/31/2013:
Foreign currency swaps	$8	$–	$–
Interest rate swaps	(3)	–	1

Total	$5	$–	$1

For the year ended 12/31/2012:
Foreign currency swaps	$(4)	$–	$(1)
Interest rate swaps	–	–	1

Total	$(4)	$–	$–

(1)	The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment gains or losses, a component of AOCI.

In 2014, 2013 and 2012, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions, for which a hedge was entered into, did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

For derivatives which are designated for hedge accounting, there were no components of the derivative’s gain or loss excluded from the assessment of effectiveness for the years ended December 31, 2014, 2013 and 2012.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2014	2013	2012
Balance, beginning of year	$(3)	$(7)	$(3)
Gains (losses) deferred in OCI on the effective portion of cash flow hedges	13	5	(4)
Losses (gains) — reclassified to net income	3	(1)	–

Balance, end of year	$13	$(3)	$(7)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2014, gains of $2 million on derivatives in AOCI are expected to be reclassified to earnings within the next 12 months.

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment.

The following table provides gains and losses on derivative instruments not designated for hedging accounting, which are included in Net investment gains or losses in the accompanying Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012 (in millions):

	Gain (Loss) Recognized in Income
Derivative type:	2014	2013		2012
Corridor options	$(1)	$	*	$(3)
Equity options	(10)		(52)	(23)
Equity swaps	3		5	1
Foreign currency swaps	74		(22)	(6)
Foreign currency forwards	3		(1)	*
Futures	(1)		–	*
Interest rate caps	(6)		2	(13)
Interest rate swaps	246		(183)	(30)
Swaptions	(25)		3	(36)
Credit default swaps:
Buy protection	–		*	(1)
Sell protection	–		*	*

Total	$283		$(248)	$(111)

*	Recognized loss is less than $1 million.

Credit Derivatives Written

The Company enters into CDS both to buy protection from, and sell protection to counterparties in the event of default of a single name reference obligation. At December 31, 2014, all of the underlying reference obligations of the CDS for which the Company sells protection, are investment grade. The single name CDS contracts, for which the Company sells protection, mature within two years. The maximum amount the Company would be required to pay under swaps for which credit protection was sold, assuming all reference obligations default at a total loss without recoveries, would be $0 million and $1 million at December 31, 2014 and 2013, respectively. The market value of swaps for credit protection sold was $0 million and less than $1 million at December 31, 2014 and 2013, respectively.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. At December 31, 2014 and 2013, there were no embedded derivatives that could not be separated from their host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the fair value of the Company’s embedded derivatives in host contracts at December 31, 2014 and 2013 (in millions):

	Statements of Financial Position Line Item	Fair Value
		2014		2013
Embedded derivatives in asset host contracts:
Other(1)	Amounts recoverable from reinsurers	$	*	$1
Embedded derivatives in liability host contracts:
Guaranteed minimum accumulation benefits(1)	Policyholders’ account balances		$181	$69

*	Fair value is less than $1 million.

(1)	For further information on these embedded derivatives refer to Note 9 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives in host contracts for the years ended December 31, 2014, 2013 and 2012 (in millions):

	2014	2013	2012
Net revenue from reinsurance	$(1)	$(13)	$(1)
Interest credited to policyholders’ account balances	$112	$(362)	$(87)

NOTE 8 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life insurance products with assets of $27,033 million and $24,686 million at December 31, 2014 and 2013, respectively. The assets of these separate accounts, which are carried at fair value, represent investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,932 million and $1,748 million at December 31, 2014 and 2013, respectively. The assets in these separate accounts are comprised investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 — Policyholders’ Liabilities for information regarding separate accounts with contractual guarantees for minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), enhanced beneficiary benefit (“EBB”) and guaranteed future income benefits (“GFIB”).

NOTE 9 — FAIR VALUE MEASUREMENTS

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The levels of the fair value hierarchy based on the inputs to the valuation are as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities that go through this formal price challenge process.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance, and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports, as well as the review of significant inputs used in the valuation of assets that are valued internally.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis at December 31, 2014 and 2013 (in millions):

	2014
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$912	$–	$912
U.S. government corporations and agencies	–	1,279	24	1,303
U.S. agency mortgage-backed and asset-backed securities	–	15,458	27	15,485
Foreign governments	–	523	8	531
U.S. corporate	–	33,885	266	34,151
Foreign corporate	–	11,704	41	11,745
Non-agency residential mortgage-backed securities	–	1,661	16	1,677
Non-agency commercial mortgage-backed securities	–	4,930	195	5,125
Non-agency asset-backed securities	–	3,907	817	4,724

Total fixed maturities — available-for-sale	–	74,259	1,394	75,653

Fixed maturities — trading:
U.S agency mortgage-backed and asset-backed securities	–	4	–	4
U.S. corporate	–	60	–	60
Foreign corporate	–	1,030	–	1,030
Non-agency residential mortgage-backed securities	–	11	–	11
Non-agency commercial mortgage-backed securities	–	48	2	50
Non-agency asset-backed securities	–	37	5	42

Total fixed maturities — trading	–	1,190	7	1,197

Equity securities — available-for-sale:				–
Common stock	30	–	2	32
Non-redeemable preferred stock	–	1	2	3

Total equity securities — available-for-sale	30	1	4	35

Equity securities — trading:				–
Common stock	726	–	–	726
Mutual funds	31	–	–	31

Total equity securities — trading	757	–	–	757

Derivative assets	–	193	4	197
Securities purchased under agreements to resell	–	133	–	133
Other invested assets	–	14	–	14
Cash equivalents	–	682	–	682
Short-term investments	–	24	–	24
Separate account assets	28,508	198	259	28,965

Total assets accounted for at fair value on a recurring basis	$29,295	$76,694	$1,668	$107,657

Policyholders’ account balances(1)	$–	$–	$181	$181
Derivative liabilities	–	89	–	89

Total liabilities accounted for at fair value on a recurring basis(2)	$–	$89	$181	$270

(1)	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

(2)

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statements of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$877	$–	$877
U.S. government corporations and agencies	–	1,445	24	1,469
U.S. agency mortgage-backed and asset-backed securities	–	15,681	111	15,792
Foreign governments	–	621	8	629
U.S. corporate	–	30,358	249	30,607
Foreign corporate	–	11,100	31	11,131
Non-agency residential mortgage-backed securities	–	2,015	58	2,073
Non-agency commercial mortgage-backed securities	–	4,821	133	4,954
Non-agency asset-backed securities	–	2,970	1,041	4,011

Total fixed maturities — available-for-sale	–	69,888	1,655	71,543

Fixed maturities — trading:
U.S agency mortgage-backed and asset-backed securities	–	4	–	4
U.S. corporate	–	69	–	69
Foreign corporate	–	311	–	311
Non-agency residential mortgage-backed securities	–	18	–	18
Non-agency commercial mortgage-backed securities	–	24	–	24
Non-agency asset-backed securities	–	65	6	71

Total fixed maturities — trading	–	491	6	497

Equity securities — available-for-sale:
Common stock	109	–	2	111
Non-redeemable preferred stock	–	1	–	1

Total equity securities — available-for-sale	109	1	2	112

Equity securities — trading:
Common stock	435	–	1	436
Mutual funds	11	–	–	11

Total equity securities — trading	446	–	1	447

Derivative assets	–	196	3	199
Securities purchased under agreements to resell	–	101	–	101
Other invested assets	–	14	–	14
Cash equivalents	–	475	–	475
Short-term investments	–	56	–	56
Amounts recoverable from reinsurers	–	–	1	1
Separate account assets	25,974	216	244	26,434

Total assets accounted for at fair value on a recurring basis	$26,529	$71,438	$1,912	$99,879

Policyholders’ account balances(1)	$–	$–	$69	$69
Derivative liabilities	–	388	–	388

Total liabilities accounted for at fair value on a recurring basis(2)	$–	$388	$69	$457

(1)	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

(2)

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statements of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available for sale and trading securities

Fixed maturity securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses a discounted cash flow model or market approach to determine fair value on public securities. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Credit Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is usually derived from observable market transactions.

Certain private placement securities that cannot be priced using the matrix-based pricing methodology described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is based upon observable market transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg. These securities are classified as Level 2.

For some of the private placement securities priced using the matrix-based pricing methodology or the discount cash flow model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significantly unobservable, the security is classified as Level 3.

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Equity securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models, except for derivatives that are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

Valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. Money market funds are classified as Level 1, because their value is based on unadjusted quoted prices in active markets that are readily and regularly available. All the other instruments are classified as Level 2 although their fair value is based on observable inputs, they are generally not traded in active markets. The prices are either obtained from a pricing vendor, or amortized cost is used as the best estimate of fair value.

Short term investments

For certain short term investments, amortized cost is used as the best estimate of fair value, and are classified as Level 2.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures used for equities and fixed maturities in the general account.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The separate accounts also invest in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (NAV). When the hedge fund investment can be redeemed at NAV, at the measurement date, or in the near-term (generally 90 days or less) it is classified as Level 2.

The following tables provide further information about the Level 2 hedge funds in which the separate accounts invest in (in millions):

		2014
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$197	–	Quarterly, Monthly	90 days or less

		2013
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$216	–	Quarterly, Monthly	90 days or less

Limited Partnership and hedge fund investments that are restricted with respect to transfer or withdrawal of greater than 90 days are classified as Level 3. The following tables provide further information about these investments (in millions):

		2014
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$259	–	Annual, Semi-annual, Quarterly	More than 90 days

		2013
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$244	–	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances carried at fair value consist of embedded derivatives bifurcated from the host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate, plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been classified as Level 3.

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources at December 31, 2014 and 2013 (in millions):

	2014
	Internal(1)	External(2)	Total
Fixed maturities — available-for-sale:
U.S. government corporations and agencies	$–	$24	$24
U.S. agency mortgage-backed and asset-backed securities	–	27	27
Foreign governments	–	8	8
U.S. corporate	41	225	266
Foreign corporate	–	41	41
Non-agency residential mortgage-backed securities	–	16	16
Non-agency commercial mortgage-backed securities	83	112	195
Non-agency asset-backed securities	91	726	817

Total fixed maturities — available-for-sale	215	1,179	1,394

Fixed maturities — trading:
Non-agency commercial mortgage-backed securities	–	2	2
Non-agency asset-backed securities	–	5	5

Total fixed maturities — trading	–	7	7

Equity securities:
Common stock	2	–	2
Non-redeemable preferred stock	2	–	2

Total equity securities	4	–	4

Derivative assets	–	4	4
Separate account assets	–	259	259

Total assets accounted for at fair value on a recurring basis	$219	$1,449	$1,668

Policyholders’ account balances	$181	$–	$181

Total liabilities accounted for at fair value on a recurring basis	$181	$–	$181

(1)	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs are deemed to be unobservable.

(2)	Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Internal(1)	External(2)	Total
Fixed maturities — available-for-sale:
U.S. government corporations and agencies	$–	$24	$24
U.S. agency mortgage-backed and asset-backed securities	1	110	111
Foreign governments	–	8	8
U.S. corporate	36	213	249
Foreign corporate	–	31	31
Non-agency residential mortgage-backed securities	–	58	58
Non-agency commercial mortgage-backed securities	78	55	133
Non-agency asset-backed securities	85	956	1,041

Total fixed maturities — available-for-sale	200	1,455	1,655

Fixed maturities — trading:
Non-agency asset-backed securities	–	6	6

Total fixed maturities — trading	–	6	6

Equity securities:
Common stock	2	1	3

Total equity securities	2	1	3

Derivative assets	–	3	3
Amounts recoverable from reinsurance	1	–	1
Separate account assets	–	244	244

Total assets accounted for at fair value on a recurring basis	$203	$1,709	$1,912

Policyholders’ account balances	$69	$–	$69

Total liabilities accounted for at fair value on a recurring basis	$69	$–	$69

(1)	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs that are deemed to be unobservable.

(2)	Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Quantitative Information Regarding Internally — Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities at December 31, 2014 and 2013 (in millions):

	2014
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
U.S. corporate	$41	Discounted Cash Flow	Discount Rate	2.0% – 7.4%(4.5%)
Non-agency asset-backed securities	$91	Discounted Cash Flow	Discount Rate	4.8% – 7.0%(3.1%)
Non-agency commercial mortgage-backed securities	$83	Discounted Cash Flow	Discount Rate	3.0% – 12.0%(1.6%)
Liabilities:
Policyholders’ account balances	$181	Discounted Cash Flow	Discount Rate	0.5% – 9.4%
			Equity Returns	0.7% – 5.2%
			Equity Volatility Curve	18.4% – 43.9%
			Lapse Rate	1.5% – 21.0%
			Mortality Rate	0.1% – 38.9%
			Utilization Rate	10.0% – 100%
			Withdrawal Rate	3.30%

	2013
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
U.S. corporate	$36	Discounted Cash Flow	Discount Rate	2.7% – 7.1%(5.5%)
Non-agency asset-backed securities	$85	Discounted Cash Flow	Discount Rate	4.7% – 7.4%(6.7%)
Non-agency commercial mortgage-backed securities	$78	Discounted Cash Flow	Discount Rate	4.1% – 8.8%(2.8%)
Liabilities:
Policyholders’ account balances	$69	Discounted Cash Flow	Discount Rate	0.3% – 6.8%
			Equity Returns	0.3% – 10.1%
			Equity Volatility Curve	16.5% – 57.9%
			Lapse Rate	0.5% – 20.0%
			Mortality Rate	0.1% to 38.9%
			Utilization Rate	10.0% – 100%
			Withdrawal Rate	3.3%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation of these securities is the discount rate, as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Non-agency commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities, with the opposite being true for decreases in expected loss severities.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in a lower (higher) fair value of the liability, while higher (lower) implied volatility assumptions will result in a higher (lower) fair value of the liability.

Transfers between Levels

Transfers between levels may occur as a result of changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the 12 months ended December 31, 2014 and 2013.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

During the years ended December 31, 2014 and 2013, the Company transferred $56 million and $91 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities and separate account assets in 2014 and 2013. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $512 million and $258 million during the years ended December 31, 2014, and 2013, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable, or a change in the valuation technique for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2014 and 2013.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2014, 2013 and 2012 (in millions):

	U.S . Government Corporations and Agencies	U.S . Agency Mortgage- Backed and Asset- Backed	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Fair Value, December 31, 2011	$6	$84	$10	$210	$128	$189
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment losses	–	–	–	(3)	(2)	–
Net revenue from reinsurance	–	–	–	–	–	(1)
Other comprehensive income	1	–	1	4	–	1
Purchases	40	1	–	38	1	–
Sales	–	–	–	(12)	(2)	–
Settlements	–	(7)	–	(48)	(3)	(89)
Transfers into Level 3(1)	–	–	(1)	21	–	–
Transfers out of Level 3(1)	(7)	(42)	–	(41)	(97)	(1)

Fair Value, December 31, 2012	$40	$36	$10	$169	$25	$99
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment (losses) gains	–	–	–	–	(3)	1
Other comprehensive (loss) income	(1)	(5)	(1)	(4)	4	(2)
Purchases	–	103	–	130	11	–
Sales	–	(10)	–	(27)	(5)	–
Settlements	–	(4)	(1)	(24)	(1)	(42)
Transfers into Level 3(1)	–	7	–	59	–	2
Transfers out of Level 3(1)	(15)	(16)	–	(54)	–	–

Fair Value, December 31, 2013	$24	$111	$8	$249	$31	$58
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains	–	–	–	1	–	2
Other comprehensive loss	–	–	–	(1)	(1)	(1)
Purchases	–	10	–	71	12	–
Sales	–	(50)	–	(8)	–	–
Settlements	–	–	–	(37)	(2)	(43)
Transfers into Level 3(1)	–	–	–	45	1	–
Transfers out of Level 3(1)	–	(44)	–	(54)	–	–

Fair Value, December 31, 2014	$24	$27	$8	$266	$41	$16

(1)	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Other Fixed Maturities Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities
Fair Value, December 31, 2011	$–	$508	$–	$1,135	$–	$17
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains (losses)	–	2	2	(1)	–	–
Net investment income(1)	–	3	–	3	–	–
Net revenue from reinsurance	–	–	–	(1)	–	–
Other comprehensive income (loss)	–	14	(3)	18	–	–
Purchases	–	491	3	574	–	1
Sales	–	(11)	(2)	(27)	–	(17)
Settlements	–	(82)	–	(229)	–	–
Transfers into Level 3(2)	2	73	–	95	–	–
Transfers out of Level 3(2)	–	(244)	–	(432)	–	–

Fair Value, December 31, 2012	$2	$754	$–	$1,135	$–	$1
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment (losses) gains	(1)	(2)	–	(5)	–	6
Net investment income(1)	–	2	–	2	–	–
Other comprehensive loss	(4)	(9)	–	(22)	–	–
Purchases	143	620	–	1,007	–	–
Sales	–	(2)	–	(44)	–	–
Settlements	(6)	(162)	–	(240)	–	(1)
Transfers into Level 3(2)	1	–	–	69	–	–
Transfers out of Level 3(2)	(2)	(160)	–	(247)	–	–

Fair Value, December 31, 2013	$133	$1,041	$–	$1,655	$–	$6
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains (losses)	–	1	–	4	–	(2)
Net investment income(1)	–	1	–	1	–	–
Other comprehensive income	5	21	–	23	–	–
Purchases	58	321	–	472	2	–
Sales	–	(8)	–	(66)	–	–
Settlements	(2)	(154)	–	(238)	–	–
Transfers into Level 3(2)	–	9	–	55	–	–
Transfers out of Level 3(2)	1	(415)	–	(512)	–	–

Fair Value, December 31, 2014	$195	$817	$–	$1,394	$2	$4

(1)	Net investment income/loss includes amortization of discount and premium on fixed maturities.

(2)	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale	Common Stock- Trading	Non- Redeemable Preferred Stock	Total Equity Securities
Fair Value, December 31, 2011	$17	$2	$2	$3	$7
Total gains or (losses) (realized and unrealized):
Included in earnings
Other comprehensive income	–	2	–	–	2
Purchases	1	–	–	–	–
Sales	(17)	–	–	–	–
Settlements	–	–	–	(3)	(3)

Fair Value, December 31, 2012	$1	$4	$2	$–	$6
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains (losses)	6	1	(1)	–	–
Other comprehensive loss	–	(1)	–	–	(1)
Sales	–	(2)	–	–	(2)
Settlements	(1)	–	–	–	–

Fair Value, December 31, 2013	$6	$2	$1	$–	$3
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment losses	(2)	–	(1)	–	(1)
Purchases	2	–	–	2	2

Fair Value, December 31, 2014	$6	$2	$–	$2	$4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Fair Value, December 31, 2011	$–	$–	$15	$150	$1,324
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains (losses)	1	1	–	(14)	(13)
Net investment income(1)	–	–	–	–	3
Net revenue from reinsurance	–	–	–	–	(1)
Other comprehensive (loss) income	–	–	(1)	–	19
Purchases	–	–	–	27	602
Sales	–	–	–	(31)	(75)
Settlements	–	–	–	–	(232)
Transfers into Level 3(2)	–	10	–	70	175
Transfers (out of) Level 3(2)	–	–	–	(24)	(456)

Fair Value, December 31, 2012	$1	$11	$14	$178	$1,346
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains	2	–	–	19	22
Net investment income(1)	–	–	–	–	2
Other comprehensive loss	–	–	(13)	–	(36)
Purchases	–	–	–	31	1,038
Sales	–	–	–	(6)	(52)
Settlements	–	–	–	–	(241)
Transfers into Level 3(2)	–	–	–	22	91
Transfers (out of) Level 3(2)	–	(11)	–	–	(258)

Fair Value, December 31, 2013	$3	$–	$1	$244	$1,912
Total gains or (losses) (realized and unrealized):
Included in earnings
Net investment gains	1	–	–	15	17
Net investment income(1)	–	–	–	2	3
Other comprehensive (loss) income	–	–	(1)	–	22
Purchases	–	–	–	5	481
Sales	–	–	–	(7)	(73)
Settlements	–	–	–	–	(238)
Transfers into Level 3(2)	–	–	–	1	56
Transfers (out of) Level 3(2)	–	–	–	–	(512)

Fair Value, December 31, 2014	$4	$–	$–	$260	$1,668

(1)	Net investment income/loss includes amortization of discount and premium on fixed maturities.

(2)	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Policyholders’ Account Balances	Total Liabilities
Fair Value, December 31, 2011	$470	$470
Total gains or (losses) (realized and unrealized):
Included in earnings
Interest credited to policyholders’ account balances	(87)	(87)
Purchases	22	22

Fair Value, December 31, 2012	$405	$405
Total gains or (losses) (realized and unrealized):
Included in earnings
Interest credited to policyholders’ account balances	(362)	(362)
Purchases	26	26

Fair Value, December 31, 2013	$69	$69
Total gains (realized and unrealized):
Included in earnings
Interest credited to policyholders’ account balances	80	80
Purchases	32	32

Fair Value, December 31, 2014	$181	$181

The following tables include the unrealized gains or losses for the years ended December 31, 2014, 2013 and 2012 by category for Level 3 assets still held at December 31, 2014, 2013 and 2012, respectively (in millions):

	2014
	U.S. Government Corporation and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non- Agency Residential Mortgage-Backed Securities	Non- Agency Commercial Mortgage-Backed Securities
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$–	$–	$(1)	$(1)	$–
Other comprehensive gains/(losses)	–	1	(1)	1	2	5

Total change in unrealized gains (losses)	$–	$1	$(1)	$–	$1	$5

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Back Securities	Total Fixed Maturities- Trading	Total Assets
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$(2)	$(1)	$(1)	$(3)
Net investment income	1	1	–	–	1
Other comprehensive gains	22	30	–	–	30

Total change in unrealized gains (losses)	$23	$29	$(1)	$(1)	$28

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2014.

	2013
	U.S. Government Corporation and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Commercial Mortgage- Backed Securities
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$–	$–	$–	$–	$(1)
Other comprehensive losses	(1)	(5)	(1)	(4)	(1)	(3)

Total change in unrealized losses	$(1)	$(5)	$(1)	$(4)	$(1)	$(4)

	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Back Securities	Total Fixed Maturities- Trading	Total Assets
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment (losses) gains	$(1)	$(2)	$5	$5	$3
Net investment income	1	1	–	–	1
Other comprehensive losses	(9)	(24)	–	–	(24)

Total change in unrealized (losses) gains	$(9)	$(25)	$5	$5	$(20)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2013.

	2012
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Available- for-Sale
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$–	$–	$–	$(1)	$(1)
Net investment income	–	–	(1)	(1)	3	1
Other comprehensive gains	1	1	5	1	14	22

Total change in unrealized gains	$1	$1	$4	–	$16	$22

	Common Stock	Total Equity Securities	Amounts Recoverable From Reinsurers	Separate Account Assets	Total Assets
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment losses	$–	$–	$–	$(13)	$(14)
Net investment income	2	2	–	–	3
Net revenue from reinsurance	–	–	(1)	–	(1)
Other comprehensive gains	1	1	–	–	23

Total change in unrealized gains (losses)	$3	$3	$(1)	$(13)	$11

	2012
	Policyholders’ Account Balance	Total Liabilities(1)
Earnings:
Total (gains) losses (realized/unrealized)
Included in earnings:
Interest credited to policyholders’	$(71)	$(71)

Total change in unrealized gains	$(71)	$(71)

(1)

The net investment gains (losses) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on the Company’s net income. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statements of Financial Position in accordance with the Company’s policy (refer to Note 3 — Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-recurring Fair Value Measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following tables represent certain assets measured at estimated fair value during the years end and still held at December 31, 2014 and 2013 (in millions):

	2014
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Losses
Mortgage loans	$4	$3	$(1)

	2013
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Losses
Mortgage loans	$5	$3	$(2)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized and have been categorized as Level 3.

For a description of the Company’s valuation process and controls, refer to “Determination of Fair Value” section above.

Fair Value of Other Financial Instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments, whether or not fair value is recognized in the Consolidated Statements of Financial Position, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2014 and 2013 are presented below (in millions):

	2014
	Carrying Value	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$10,924	$–	$–	$11,630	$11,630
Senior secured commercial loans	153	–	–	159	159
Cash and cash equivalents	28	28	–	–	28
Other invested assets	91	–	16	91	107
Liabilities
Policyholders’ account balances — investment contracts	$36,176	$–	$64	$36,035	$36,099
Debt	1	–	1	–	1
Collateral received on securities lending and repurchase agreements	550	–	550	–	550
Collateral received on derivative transactions	114	–	114	–	114

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Carrying Value	Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$9,762	$–	$–	$10,106	$10,106
Senior secured commercial loans	124	–	–	130	130
Cash and cash equivalents	119	119	–	–	119
Other invested assets	299	–	231	69	300
Liabilities
Policyholders’ account balances — investment contracts	$36,288	$–	$87	$35,955	$36,042
Debt	2	–	3	–	3
Collateral received on securities lending and repurchase agreements	500	–	500	–	500
Collateral received on derivative transactions	68	–	68	–	68

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions, which take into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value is calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

This includes collateral posted on derivative transactions and third party loans. The fair value for derivative transactions approximates the carrying amount as they are short term in nature. The third party loans are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Policyholders’ account balances — investment contracts

These contracts include continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and company specific assumptions for lapses, mortality and expenses. The cash flows are discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values are based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Level 2 liabilities primarily consist of continued interest accounts.

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 10 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2014, 2013 and 2012 were as follows (in millions):

	2014	2013	2012
Fixed maturities	$3,138	$3,083	$3,141
Equity securities	23	13	8
Mortgage loans	486	458	422
Policy loans	59	59	59
Other investments	86	98	75

Gross investment income	3,792	3,711	3,705
Investment expenses	(109)	(99)	(94)

Net investment income	$3,683	$3,612	$3,611

For the years ended December 31, 2014, 2013 and 2012, Net investment gains or losses were as follows (in millions):

	2014	2013	2012
Fixed maturities
Total OTTI losses	$(30)	$(45)	$(63)
Portion of OTTI losses recognized in OCI	1	11	18

Net OTTI losses on fixed maturities recognized in earnings	(29)	(34)	(45)
All other gains	170	144	181

Fixed maturities, net	141	110	136
Equity securities	11	44	10
Mortgage loans	4	6	1
Derivative instruments	279	(247)	(110)
Other	3	(12)	(7)

Net investment gains (losses)	$438	$(99)	$30

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net investment (losses) gains on trading securities (both fixed maturities and equity securities) amounted to $(17) million, $55 million and $12 million for the years ended December 31, 2014, 2013 and 2012, respectively. Trading gains and losses are included in Net investment gains or losses in the accompanying Consolidated Statements of Operation.

Realized gains on sales of available-for-sale fixed maturities were $187 million, $164 million and $192 million for the years ended December 31, 2014, 2013 and 2012, respectively; and realized losses were $12 million, $36 million and $16 million, respectively. Realized gains on sales of available-for-sale equity securities were $65 million, $22 million and $19 million for the years ended December 31, 2014, 2013 and 2012, respectively; and realized losses were $46 million, $18 million and $12 million, respectively.

Losses from OTTI on equity securities (included in net investment gains or losses on equity securities above) were $1 million, less than $1 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The following tables present the Company’s gross unrealized losses and fair values for fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2014 and 2013 (in millions):

	2014
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. Treasury	$120	$–	$115	$2	$235	$2
U.S. government corporations and agencies	22	–	79	2	101	2
U.S. agency mortgage-backed and asset-backed securities	287	8	2,416	96	2,703	104
Foreign governments	10	–	1	–	11	–
U.S. corporate	3,668	105	1,840	83	5,508	188
Foreign corporate	1,184	40	947	27	2,131	67
Non-agency residential mortgage-backed securities	152	2	419	25	571	27
Non-agency commercial mortgage-backed securities	335	2	273	5	608	7
Non-agency asset-backed securities	1,114	13	687	13	1,801	26

Total fixed maturities	6,892	170	6,777	253	13,669	423

Equity securities
Common stock	3	1	–	–	3	1
Preferred stock	–	–	1	–	1	–

Total equity securities	3	1	1	–	4	1

Total	$6,895	$171	$6,778	$253	$13,673	$424

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Fixed maturities
U.S. Treasury	$326	$11	$–	$–	$326	$11
U.S. government corporations and agencies	260	13	2	–	262	13
U.S. agency mortgage-backed and asset-backed securities	4,136	345	349	56	4,485	401
Foreign governments	28	1	5	–	33	1
U.S. corporate	8,137	459	297	42	8,434	501
Foreign corporate	3,080	156	46	4	3,126	160
Non-agency residential mortgage-backed securities	383	15	554	44	937	59
Non-agency commercial mortgage-backed securities	1,519	51	87	8	1,606	59
Non-agency asset-backed securities	1,256	21	169	17	1,425	38

Total fixed maturities	19,125	1,072	1,509	171	20,634	1,243

Equity securities
Common stock	4	*	*	*	4	*
Preferred stock	–	–	1	1	1	1

Total equity securities	4	–	1	1	5	1

Total	$19,129	$1,072	$1,510	$172	$20,639	$1,244

*	Unrealized losses are less than $1 million.

At December 31, 2014, the unrealized loss amount consisted of approximately 1,859 different fixed maturities and 9 equity securities.

At December 31, 2014, unrealized losses on investment grade fixed maturities were $296 million or 70% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s; or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $127 million or 30% of the Company’s total fixed maturities’ unrealized losses at December 31, 2014.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $48 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $22 million for 6 months or less, $1 million for greater than 6 months through 12 months and $25 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Net Unrealized Investment Gains or Losses

Net unrealized investment gains or losses on available-for-sale investments are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment gains or losses in the accompanying Consolidated Statements of Operations.

The components of Net unrealized investment gains or losses reported in AOCI at December 31, 2014, 2013 and 2012 are as follows (in millions):

	2014	2013	2012
Fixed maturites, available-for-sale-all other	$3,784	$2,042	$6,123
Fixed maturities on which an OTTI loss has been recognized	34	(11)	(31)

Total fixed maturities	3,818	2,031	6,092
Equity securities, available-for-sale	15	33	19
Derivatives designated as cash flow hedges	13	(3)	(7)
Other investments	2	1	3

Subtotal	3,848	2,062	6,107
Amounts recognized for:
DAC	(727)	(607)	(1,383)
Other assets (sales inducements)	(17)	(18)	(32)
Policyholders’ account balances and future policy benefits	70	42	(41)
Deferred taxes	(1,110)	(517)	(1,627)

Net unrealized gains on investments	$2,064	$962	$3,024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains or losses for the years ended December 31, 2014, 2013 and 2012, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized, and all other net unrealized investment gains or losses, are as follows (in millions):

Net unrealized investment gains or losses on fixed maturities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2011	$(139)	$56	$1	$(3)	$30	$(55)
Net investment gains (losses) on investments arising during the period	113	–	–	–	(39)	74
Reclassification adjustment for (gains) losses included in net income	4	–	–	–	(1)	3
Reclassification adjustment for OTTI losses excluded from net income(1)	(9)	–	–	–	3	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(38)	(1)	–	12	(27)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	2	*	2

Balance, December 31, 2012	$(31)	$18	$–	$(1)	$5	$(9)
Net investment gains (losses) on investments arising during the period	21	–	–	–	(7)	14
Reclassification adjustment for (gains) losses included in net income	1	–	–	–	–	1
Reclassification adjustment for OTTI losses excluded from net income(1)	(2)	–	–	–	1	(1)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(5)	–	–	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2013	$(11)	$13	$–	$(1)	$–	$1
Net investment gains (losses) on investments arising during the period	42	–	–	–	(14)	28
Reclassification adjustment for (gains) losses included in net income	1	–	–	–	*	1
Reclassification adjustment for OTTI losses excluded from net income(1)	2	–	–	–	(1)	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(14)	*	–	5	(9)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	1	(1)	–

Balance, December 31, 2014	$34	$(1)	$–	$–	$(11)	$22

*	Amounts less than $1 million.

(1)

Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All other net unrealized investment gains or losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2011	$4,842	$(1,280)	$(29)	$(209)	$(1,163)	$2,161
Net investment gains (losses) on investments arising during the period	1,425	–	–	–	(499)	926
Reclassification adjustment for (gains) losses included in net income	(138)	–	–	–	49	(89)
Reclassification adjustment for OTTI losses excluded from net income(2)	9	–	–	–	(3)	6
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(121)	(3)	–	43	(81)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	169	(59)	110

Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033
Net investment gains (losses) on investments arising during the period	(3,968)	–	–	–	1,388	(2,580)
Reclassification adjustment for (gains) losses included in net income	(99)	–	–	–	35	(64)
Reclassification adjustment for OTTI losses excluded from net income(2)	2	–	–	–	(1)	1
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	781	14	–	(278)	517
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	83	(29)	54

Balance, December 31, 2013	$2,073	$(620)	$(18)	$43	$(517)	$961
Net investment gains (losses) on investments arising during the period	1,910	–	–	–	(650)	1,260
Reclassification adjustment for (gains) losses included in net income	(167)	–	–	–	40	(127)
Reclassification adjustment for OTTI losses excluded from net income(2)	(2)	–	–	–	1	(1)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(106)	1	(1)	37	(69)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	28	(10)	18

Balance, December 31, 2014	$3,814	$(726)	$(17)	$70	$(1,099)	$2,042

(1)	Includes cash flow hedges. Refer to Note 7 — Derivative Instruments and Risk Management for information on cash flow hedges.

(2)

Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table provides a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings for fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2014	2013
Balance at beginning of year	$177	$184
Additions:
Credit loss impairments recognized in the current period on securities previously not impaired	3	2
Additional credit loss impairments recognized in the current period on securities previously impaired	12	17
Reductions:
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(17)	(26)

Balance at end of year	$175	$177

The balance of and changes in each component of AOCI were as follows (in millions):

	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1) (2)	Total AOCI
Balance, December 31, 2011	$–	$2,106	$2,106
Change in OCI before reclassifications	–	1,004	1,004
Less: Amounts reclassified from AOCI	–	(86)	(86)

Net OCI	–	918	918

Balance, December 31, 2012	$–	$3,024	$3,024
Change in OCI before reclassifications	1	(1,999)	(1,998)
Less: Amounts reclassified from AOCI	–	(63)	(63)

Net OCI	1	(2,062)	(2,061)

Balance, December 31, 2013	$1	$962	$963
Change in OCI before reclassifications	(1)	1,228	1,227
Less: Amounts reclassified from AOCI	–	(126)	(126)

Net OCI	(1)	1,102	1,101

Balance, December 31, 2014	$–	$2,064	$2,064

(1)	All amounts are net of tax and DAC.

(2)

Includes cash flow hedges. Refer to Note 7 — Derivative Instruments and Risk Management for information on cash flow hedges. Refer to Note 10 — Investment Income and Investment Gains and Losses (above) for additional information regarding unrealized investment gains or losses, including the split between amounts related to fixed maturities on which an other-than-temporary impairment loss has been recognized, and all other unrealized investment gains or losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The amounts reclassified out of AOCI(1) for the years ended December 31, 2014, 2013 and 2012 were as follows (in millions):

	2014	2013	2012	Affected Line Item in the Consolidated Statements of Operations
Net unrealized investment (gains) losses:
(Gains)/losses on cash flow hedges:
Interest rate swaps	$1	$1	$1	Net investment income
Currency swaps	1	–	–	Net investment gains (losses)
Currency swaps	–	–	(1)	Net investment income
(Gains)/losses on available-for-sale securities:
Impairment losses	(1)	1	4	Net investment gains (losses)
All other	(167)	(100)	(138)	Net investment gains (losses)

	(166)	(98)	(134)	Total before tax
	(40)	(35)	(48)	Income tax expense

Total reclassifications for the period	$(126)	$(63)	$(86)	Net income

(1)	Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with certain services and facilities including, but not limited to, the following: accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. The fees incurred associated with these services and facilities, amounted to $813 million, $764 million and $750 million for the years ended December 31, 2014, 2013 and 2012, respectively, and were reflected in Operating expenses and Net investment income in the accompanying Consolidated Statements of Operations.

The Company’s interests in commercial mortgage loans (and, in one instance, a single asset real estate owned property acquired through foreclosure (“REO Property”)) are held in the form of participations in mortgages originated or acquired by New York Life (and, in the case of the REO Property, a participation in the ownership of the REO Property (“REO Ownership Interest”)). Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval. The participation agreement for the REO

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Ownership Interest contains the same parri passu structure as the participation agreements for the mortgage loans as it relates to the applicable ownership interest.

The Company has entered into investment advisory and administrative services agreements with NYLIM to provide investment advisory and administrative services to the Company. On March 31, 2014, NYLIM assigned its investment advisory rights and obligations under this agreement to NYL Investors LLC, a wholly owned subsidiary of New York Life. For the years ended December 31, 2014, 2013 and 2012, the total cost for these services amounted to $100 million, $91 million and $84 million, respectively, which is included in the cost of services billed by New York Life to the Company. These costs were included in Operating expenses in the accompanying Consolidated Statements of Operations.

NYLIM has an investment advisory agreement with the Mainstay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM of $35 million, $31 million and $26 million for the years ended December 31, 2014, 2013 and 2012, respectively, and was included in Fee-universal life and annuity policies in the accompanying Consolidated Statements of Operations.

NYLIM provides the Company with certain services and facilities including, but not limited to, the following: management and other support. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. The Company incurred fees associated with the services and facilities in the amounts of $26 million and $62 million for the years ended December 31, 2014 and 2013, respectively. Prior to 2014, NYLIM also provided information technology and infrastructure support which are now provided by New York Life.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“Distributors”), an indirect wholly owned subsidiary of New York Life, granting Distributors the exclusive right to distribute and to be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2014, 2013 and 2012, the Company received service fees of $36 million, $30 million and $23 million, respectively, under this agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“Securities”), an indirect wholly owned subsidiary of New York Life, under which registered representatives of Securities solicit sales of multi-funded annuity contracts and variable life policies. For the years ended December 31, 2014 and 2013, the Company incurred commission expense to Securities’ registered representatives of $150 million, $130 million and $110 million, respectively.

On July 8, 2008, as amended on July 1, 2009, the Company entered into a service agreement with Securities, whereby Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2014, 2013 and 2012, the Company incurred an expense of $47 million, $41 million and $37 million, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company received from New York Life $21 million, $39 million and $15 million for the years ended December 31, 2014, 2013 and 2012, respectively, and was included in Other income in the accompanying Consolidated Statements of Operations.

New York Life Capital Corporation (“NYLCC”), a wholly owned subsidiary of NYLIFE LLC, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2014, 2013 and 2012, the Company had no outstanding loan balance to NYLCC. During 2014, 2013 and 2012, the Company had no interest expenses recorded by the Company in relation to this agreement.

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow up to $490 million from New York Life. During 2014, 2013 and 2012, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life, dated April 1, 1999, as amended, wherein New York Life may borrow up to $490 million from the Company. During 2014, 2013 and 2012, the credit facility was not used, no interest was paid and there was no outstanding balance due.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF, a wholly owned subsidiary of NYL Investments (as amended from time to time, the “MCF Loan Agreement”), under which the Company may provide funding to MCF for lending and equity investment commitments entered into by MCF on or after January 1, 2010. The aggregate amount advanced by the Company to MCF under the MCF Loan Agreement, when aggregated with all other funding provided to or on behalf of MCF by the Company, may not exceed 2.75% of the Company’s statutory cash and invested assets as stated on the Company’s most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2025. At December 31, 2014 and 2013, the outstanding balance of loans to MCF under the MCF Loan Agreement was $2,041 million and $1,889 million, respectively. These loans are reported in Investments in affiliates in the accompanying Consolidated Statements of Financial Position. During 2014, 2013 and 2012, the Company received interest payments from MCF totaling $94 million, $85 million and $62 million, respectively, which were included in Net investment income in the accompanying Consolidated Statements of Operations.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2014 and 2013, the Company did not purchase any new loans. At December 31, 2014, the Company held loans with an outstanding balance of $17 million and has commitments to fund additional amounts on these existing loans of $5 million. At December 31, 2013, the Company held loans with an outstanding balance of $31 million and had commitments to fund additional amounts on these existing loans of $10 million. These loans were reported in Other investments in the accompanying Consolidated Statements of Financial Position.

To satisfy its obligations under structured settlement agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. At December 31, 2014 and 2013, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements in the accompanying Consolidated Statements of Financial Position amounted to $6,260 million and $6,114 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations was 5.84% for 2014. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2014 and 2013, the policyholder reserves related to these contracts amounted to $162 million and $163 million, respectively, and were included in Future policy benefits in the accompanying Consolidated Statements of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. At December 31, 2014 and 2013, the policyholder reserves balances for these policies amounted to $3,511 million and $3,325 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities in the accompanying Consolidated Statements of Financial Position.

The Company has also issued various COLI policies to Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2014 and 2013, the policyholder reserve balances for these policies amounted to $356 million and $339 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities in the accompanying Consolidated Statements of Financial Position.

In connection with the acquisition of an office building by REEP-OFC Westory DC LLC, an indirect wholly owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory LLC. In 2012, closing costs in connection with this purchase amounted to $3 million and was included in Net investment income in the accompanying Consolidated Statements of Operations. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022. Interest earned for the years ended December 31, 2014, 2013 and 2012 amounted to $3 million, $3 million and $1 million, respectively.

In connection with a $150 million acquisition of a leased fee interest containing an office building and related improvements and encumbered by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that will govern, in part, each entity’s interest in the property. Interest earned for the years ended December 31, 2014, 2013 and 2012 amounted to $3 million, $3 million and $2 million, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life. Refer to Note 14 — Reinsurance for more details.

The Company has an over-retention agreement with New York Life. Refer to Note 14 — Reinsurance for more details.

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to New York Life Insurance Taiwan Corporation (“Taiwan Corporation”), which is accounted for as a long-duration coinsurance transaction. Taiwan Corporation was sold on December 31, 2013. Refer to Note 14 — Reinsurance for more details.

At December 31, 2014 and 2013, the Company recorded amounts payable to parent and affiliates of $242 million and $229 million, respectively, and is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. At December 31, 2014 and 2013, the Company recorded amounts due from parent and affiliates of $59 million and $46 million, respectively, and is included in Other assets in the accompanying Consolidated Statements of Financial Position. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 12 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2014 and 2013 were as follows (in millions):

	2014	2013
Deferred annuities	$39,002	$38,846
Universal life contracts	26,184	25,047
Other	1,690	1,498

Total policyholders’ account balances	$66,876	$65,391

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals and mortality and expense charges, where applicable.

The following table highlights the interest rate assumptions generally utilized in calculating Policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2014:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.20% to 8.00%	Surrender charges 0% to 10% for up to 10 years
Universal life contracts	1.80% to 8.00%	Various up to 19 years
Annuities certain	0.05% to 5.00%	No surrender or withdrawal charges
Supplementary contracts without life contingencies	1.00% to 3.50%	No surrender or withdrawal charges

1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2014 and 2013 were as follows (in millions):

	2014	2013
Life insurance:
Taiwan business — 100% coinsured	$1,205	$1,049
Other life	235	174

Total life insurance	1,440	1,223
Individual and group payout annuities	15,171	12,797
Other contract liabilities	77	49

Total future policy benefits	$16,688	$14,069

The 2014 increase in life insurance future policy benefits includes a $25 million out of period adjustment related to out dated assumptions on certain claims-type reserves. The Company concluded it was appropriate to record the adjustment through the 2014 increase in liabilities for Future policy benefits and that the adjustment is not material to the financial statements for all years presented.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2014:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD	0.05% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD

Less than 1% of future policy benefits are based on an interest rate of 6% and greater.

Guaranteed Minimum Benefits

At December 31, 2014 and 2013, the Company had fixed and variable annuities with guarantees. The Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For contracts with the EBB optional feature, the net amount at risk is defined as the additional benefit amount that equals to a percentage of earnings in the contract, subject to certain maximums. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB or guaranteed lifetime income withdrawal benefits (“GLWB”).

Annuity Contracts — GMDB, EBB, GMAB, GFIB and GLWB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a) Return of deposits:    the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:    the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

Contracts with an optional EBB feature provides an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value equal to 100% or 150%, depending on the election of the amount of eligible premiums (adjusted for withdrawals) at the end of the guaranteed period. The minimum contract value can be reset after issue, and in such case, is set equal to the account value at the time of reset. The older contracts must be surrendered in order to receive the guaranteed amount.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

In 2014, the Company began offering fixed annuity contracts with a GLWB feature. The benefit must be elected at the time of contract issuance, and provides for a percentage of the contract holder’s benefit base, subject to certain restrictions, to be available for withdrawal for life as early as age 59 1/2. This benefit base grows for up to 10 years or until lifetime income payments commence, whichever comes first.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2014 and 2013 for GMDBs, GMABs, EBBs and GFIBs ($ in millions):

	2014
	Return of Net Deposits			Ratchet	Income
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	Additional Death Benefits (EBB)	In the Event of Death (GMDB)	Accumulation at Specified Date (GFIB)
Account value	$15,202	$6,619	$62	$11,182	$221
Net amount at risk	$34	$50	$7	$180	$1
Average attained age of contract holders	58	58	66	63	58

	2013
	Return of Net Deposits			Ratchet	Income
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	Additional Death Benefits (EBB)	In the Event of Death (GMDB)	Accumulation at Specified Date (GFIB)
Account value	$12,698	$5,766	$76	$11,570	$149
Net amount at risk	$26	$19	$7	$160	$–
Average attained age of contract holders	58	58	65	63	58

The following summarizes the general account liabilities for guarantees on variable contracts, included in Future policy benefits for GMDB, EBB and GFIB, and Policyholders’ account balances for GMAB, in the accompanying Consolidated Statements of Financial Position (in millions):

	GMDB	GMAB	EBB	GFIB		Total
Balance at December 31, 2012	$32	$405	$1	$	*	$438
Incurred guarantee benefits	14	(336)	–		–	(322)
Paid guarantee benefits	(4)	–	–		–	(4)

Balance at December 31, 2013	42	69	1		*	112
Incurred guarantee benefits	27	112	–		–	139
Paid guarantee benefits	(3)	–	–		3	–

Balance at December 31, 2014	$66	$181	$1		3	$251

*	Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and changes in fair value are recorded in Interest credited to Policyholders’ account balances in the accompanying Consolidated Statements of Operations (refer to Note 9 — Fair Value Measurements).

The GMDB and EBB liabilities are determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the liability, with a related charge or credit recorded to Increase in liabilities for future policy benefits in the accompanying Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2014 and 2013, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from 0.66% to 11.29% for 2014 and 4.48% to 7.33% for 2013.

•	Volatility assumption ranged from 1.21% to 31.23% for 2014 and from 13.11% to 14.21% for 2013.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for both 2014 and 2013.

•	Lapse rates vary by contract type and duration and ranged from 1.00% to 32.00%, with an average of 5.25% for 2014 and from 0.5% to 31.73%, with an average of 5.31% for 2013.

•	Discount rates ranged from 4.29% to 7.61% for 2014 and 2013.

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the liability balance, with a related charge or credit recorded to Increase in liabilities for future policy benefits in the accompanying Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2014 and 2013, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 0.66% to 11.29% for 2014, and 0.11% to 9.99% for 2013.

•	Volatility assumption ranged from 1.21% to 31.23% for 2014, and from 0.04% to 31.28% for 2013.

•	Mortality assumption used to project future claims is the Company’s GLI 12(15) Mortality Table in 2014.

•	Lapse rates vary by contract type and duration and range from 1.50% to 21.00%, with an average of 1.60% for 2014, and from 1.00% to 20.00%, with an average of 1.00% for 2013.

•	Discount rates ranged from 4.29% to 6.64% for 2014 and 2013.

The GLWB liability is determined each period end by estimating the expected payments after the account balance is depleted and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Increase in liabilities for future policy benefits in the accompanying Consolidated Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GLWB liability at December 31, 2014:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mortality was assumed to be 100% of the Company’s GLI 12(15) Mortality Table.

•	Lapse rates vary by contract type and duration, and range from 1.00% to 10.00%, with an average of 1.00%.

•	Discount rates ranged from 2.36% to 4.31%.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the aggregate fair value of assets at December 31, 2014 and 2013, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB, GFIB, EBB and GLWB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB, GFIB and EBB guarantees in each contract, the GMDB, GMAB, GFIB and EBB amounts listed are not mutually exclusive (in millions):

	2014
	GMDB	GMAB	GFIB	EBB	GLWB	Total
Separate account:
Equity	$13,098	$3,582	$133	$33	$–	$16,846
Fixed income	5,238	1,467	67	13	–	6,785
Balanced	4,294	1,241	13	9	–	5,557

Total separate account	22,630	6,290	213	55	–	29,188
General account	3,754	329	8	7	14	4,112

Total	$26,384	$6,619	$221	$62	$14	$33,300

	2013
	GMDB	GMAB	GFIB	EBB	Total
Separate account:
Equity	$11,728	$3,072	$87	$30	$14,917
Fixed income	4,884	1,242	40	12	6,178
Balanced	3,936	1,168	8	8	5,120

Total separate account	20,548	5,482	135	50	26,215
General account	3,720	284	14	6	4,024

Total	$24,268	$5,766	$149	$56	$30,239

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

Generally, the Company has separately defined an excess insurance benefit to exist when expected mortality exceeds all assessments. This insurance benefit is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments. The liability for excess insurance benefit features reflected in the general account and included in Future policy benefits in the accompanying Consolidated Statements of Financial Position was $132 million, $98 million and $80 million at December 31, 2014, 2013 and 2012, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 13 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following is an analysis of DAC for the years ended December 31, 2014, 2013 and 2012 (in millions):

	2014	2013	2012
Balance at beginning of year	$2,847	$2,027	$2,313
Current year additions	468	426	351
Amortization — current year	(533)	(394)	(523)
Amortization — impact of assumption and experience unlocking(1)	90	13	45
Amortization — impact of extending the useful life(2)	289	–	–

Balance at end of year before related adjustments	3,161	2,072	2,186
Adjustment for changes in unrealized net investment gains	(120)	775	(159)

Balance at end of year	$3,041	$2,847	$2,027

(1)

In the table above, the positive impact of assumption and experience unlocking on amortization includes $3 million, $(36) million and $7 million of out of period adjustments that (increased) reduced amortization for the years ended December 31, 2014, 2013 and 2012, respectively. The 2013 adjustment for changes in unrealized net investment gains or losses is net of an out of period adjustment of $(145) million related to a prior period adjustment to DAC through AOCI. The Company has evaluated these out of period adjustments and concluded that individually and collectively they are not material to the financial statements for all years presented.

(2)

The Company reviewed the reasonableness of the assumptions used to determine the amortization period for certain universal life and variable deferred annuity contracts and determined, based on better than expected persistency of these products, that the useful life should be extended, resulting in a positive impact to DAC amortization in 2014.

Sales Inducements

The following is an analysis of deferred sales inducements included in Other assets in the accompanying Consolidated Statements of Financial Position for the years ended December 31, 2014, 2013 and 2012 (in millions):

	2014	2013	2012
Balance at beginning of year	$549	$530	$457
Current year additions	117	106	159
Amortization — current year	(44)	(137)	(92)
Amortization — Impact of assumption and experience unlocking	12	36	10

Balance at end of year before related adjustments	634	535	534
Adjustment for changes in unrealized net investment gains	–	14	(4)

Balance at end of year	$634	$549	$530

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 14 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. The Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. For the policies reinsured, the Company typically retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for joint life and no minimum size for single life. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

On July 1, 2002, the Company transferred all of the liabilities and assets of its Taiwan Branch to Taiwan Corporation, an indirect subsidiary of New York Life, that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2013. Taiwan Corporation is liable for all policyholder obligations on its balance sheet, including policies issued prior to July 2002, when Taiwan Corporation was a branch of the Company. As part of the sale agreement, Yuanta has guaranteed Taiwan Corporation’s obligation with respect to these policyholder obligations. The Company accounts for the policies issued prior to July 2002 as 100% coinsured, and records policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta.

The effect of this reinsurance agreement with Taiwan Corporation/ Yuanta for the years ended December 31, 2014, 2013 and 2012 was as follows (in millions):

	2014(1)	2013	2012
Amounts recoverable from reinsurer(2)	$1,205	$1,049	$1,027
Premiums ceded	$74	$65	$66
Benefits ceded	$46	$50	$28

(1)

Beginning in 2014, the results for this transaction are recorded on a quarter lag. The amounts recoverable from reinsurer and policyholder liabilities represent balances as of September 30, 2014. Premiums ceded and benefits ceded represent balances for the nine months ended September 30, 2014 plus an estimate for the three months ended December 31, 2014.

(2)	The Company recorded policyholder liabilities of $1,205 million, $1,049 million, and $1,027 million at December 31, 2014, 2013, and 2012, respectively,

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of universal life, variable universal life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and funds withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the funds withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. Refer to note 7 — Derivative Instruments and Risk Management for additional details.

In connection with the reinsurance agreement with New York Life, described above, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2014, 2013 and 2012, $1 million of the deferred gain was amortized and is included in the Net revenue from reinsurance in the accompanying Consolidated Statements of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effect of this reinsurance agreement with New York Life for the years ended December 31, 2014, 2013 and 2012 was as follows (in millions):

	2014	2013	2012
Fees-universal life policies ceded	$241	$246	$252
Net revenue from reinsurance	$85	$70	$85
Policyholders’ benefits ceded	$151	$160	$161
Amounts recoverable from reinsurer	$4,364	$6,833	$6,634
Amounts payable to reinsurer	$4,366	$6,833	$6,622
Other liabilities (deferred gain, net of amortization)	$13	$14	$15

In 2014, the Company determined it had overstated the Amounts recoverable from reinsurer — affiliated and the Amounts payable to reinsurer — affiliated by $2,305 million in the accompanying Consolidated Statement of Financial Position at December 31, 2013. The overstatement did not have an impact on the Company’s equity or net income and did not affect the Company’s Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Statements of Stockholder’s Equity or Consolidated Statements of Cash Flows and did not materially impact total assets or total liabilities. The Amounts recoverable from reinsurer — affiliated and the Amounts payable to reinsurer — affiliated were corrected in 2014.

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $19 million, $18 million and $14 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance which the Company cannot collect. Four reinsurance companies account for approximately 81% and 83% of the reinsurance ceded to non-affiliates at December 31, 2014 and 2013, respectively.

The effects of all reinsurance for the years ended December 31, 2014, 2013 and 2012 were as follows (in millions):

	2014	2013	2012
Premiums:
Direct	$3,198	$3,449	$2,882
Assumed	3	3	3
Ceded	(78)	(68)	(69)

Net premiums	$3,123	$3,384	$2,816

Fees-universal life and annuity policies ceded	$601	$586	$583
Net revenue from reinsurance	$86	$71	$85
Policyholders’ benefits ceded	$520	$571	$515
Increase in ceded liabilities for future policy benefits	$12	$26	$13
Other liabilities (deferred gain, net of amortization)	$13	$14	$15

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 15 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $4 million and $9 million, which have been accrued in Other liabilities in the accompanying Consolidated Statements of Financial Position at December 31, 2014 and 2013, respectively. The Company expects to recover $23 million and $24 million at December 31, 2014 and 2013, respectively, of premium offsets reflected in Other assets on the accompanying Consolidated Statements of Financial Position.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

At December 31, 2014 and 2013, $537 million and $489 million, respectively, of the Company’s fixed maturities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2014 and 2013, the Company recorded cash collateral received under these agreements of $550 million and $500 million, respectively, and established a corresponding liability for the same amount, which is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. The Company did not hold collateral in the form of securities at December 31, 2014 and 2013.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company had agreements to purchase and resell securities totaling $133 million and $101 million at an average coupon rate of 0.06% and 0.01% at December 31, 2014 and 2013, respectively, which are included in Securities purchased under agreements to resell in the accompanying Consolidated Statements of Financial Position.

At December 31, 2014 and 2013, the Company had no agreements outstanding to sell and repurchase securities.

The following tables represent recognized repurchase agreements and securities lending transactions that are subject to an enforceable master netting agreement or similar agreement for the years ended December 31, 2014 and 2013 (in millions):

	2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral	Net Amount
Offsetting of financial assets:
Securities purchased under agreement to resell	$133	$–	$133	$(133)	$–

Total assets	$133	$–	$133	$(133)	$–

	2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial assets:
Securities purchased under agreement to resell	$101	$–	$101	$(101	)(1)	$–

Total assets	$101	$–	$101	$(101)		$–

(1)

The actual collateral that is held by the custodian is $103 million, which was capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

	2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial liabilities:
Securities entered into a security lending agreement	$550	$–	$550	$(550	)(1)	$–

Total liabilities	$550	$–	$550	$(550)		$–

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial liabilities:
Securities entered into a security lending agreement	$500	$–	$500	$(500	)(2)	$–

Total liabilities	$500	$–	$500	$(500)		$–

(1)	The amount represents the cash collateral received. The securities lent, which remain on the Consolidated Statements of Financial Position, have a fair value of $537 million.

(2)	The amount represents the cash collateral received. The securities lent, which remain on the Consolidated Statements of Financial Position, have a fair value of $489 million.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 — INCOME TAXES

A summary of the components of the total Income tax expense for the years ended December 31, 2014, 2013 and 2012, included in the accompanying Consolidated Statements of Operations, are as follows (in millions):

	2014	2013	2012
Current:
Federal	$212	$132	$174
State and local	5	11	5
Foreign	1	1	–

	218	144	179
Deferred:
Federal	127	49	61

Income tax expense	$345	$193	$240

Pursuant to the tax allocation agreement discussed in Note 3 — Significant Accounting Policies, the Company recorded a net income tax receivable from New York Life of $52 million and $73 million at December 31, 2014 and 2013, respectively, which is included in Other assets in the accompanying Consolidated Statements of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company’s actual income tax expense for the years ended December 31, 2014, 2013 and 2012 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons ($ in millions):

	2014		2013		2012
Statutory federal income tax expense	$465	35.0%	$301	35.0%	$298	35.0%
Tax exempt income	(63)	(4.2)	(36)	(4.3)	(18)	(2.1)
Audit liability	(3)	(0.8)	3	0.4	1	0.1
Investment credits	(55)	(4.1)	(50)	(5.8)	(44)	(5.2)
Tax settlements	–	0.0	(30)	(3.5)	–	0.0
Other	1	0.1	5	0.7	3	0.4

Actual income tax expense	$345	26.0%	$193	22.5%	$240	28.2%

The Company recognized a tax benefit in 2013 of $30 million related to the settlement with the Appeals Office of the Internal Revenue Service (“IRS”) of issues for the 2002-2004 tax years.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been recorded.

The components of the net deferred tax liability reported in Other liabilities in the accompanying Consolidated Statements of Financial Position at December 31, 2014 and 2013 are as follows (in millions):

	2014	2013
Deferred tax assets:
Future policy benefits	$822	$770
Employee and agents benefits	56	69
Other	–	19

Gross deferred tax assets	878	858

Deferred tax liabilities:
DAC	690	683
Investments	1,350	656
Other	225	187

Gross deferred tax liabilities	2,265	1,526

Net deferred tax liability	$1,387	$668

The Company does not have net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007. In 2012, the IRS began its examination of tax years 2008 through 2010. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities for uncertain tax positions are adequate for all open years.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2014, 2013 and 2012 are as follows (in millions):

	2014	2013	2012
Beginning of period balance	$71	$71	$71
Additions for tax positions of prior year	23	3	–
Additions for tax positions of current year	5	–	–
Settlements with tax authorities	–	(3)	–

End of period balance	$99	$71	$71

The Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $32 million, $5 million and $2 million at December 31, 2014, 2013 and 2012, respectively. Total interest expense associated with the liability for unrecognized tax benefits was less than $1 million for December 31, 2014 and $2 million for the years ended December 31, 2013 and 2012, and is included in Income tax expense in the accompanying Consolidated Statements of Operations. The Company accrued interest associated with the liability for unrecognized tax benefits of $13 million, $13 million and $9 million at December 31, 2014, 2013 and 2012, respectively, and is included in Other liabilities in the accompanying Consolidated Statements of Financial Position. The less than $1 million increase from December 31, 2013 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of less than $1 million of interest expense. The $4 million increase from December 31, 2012 is the result of an increase of $3 million of interest expense and a $1 million increase resulting from settlements with tax authorities. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 17 — DEBT

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest, with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part, and there are no collateral requirements. The carrying amount of the note was $1 million and $2 million at December 31, 2014 and 2013, respectively.

Non-Recourse Debt

At December 31, 2014 and 2013, the Company was required to consolidate one structured investment, in which the Company is considered the primary beneficiary, with an outstanding debt balance of $1 million and $1 million, respectively. Refer to Note 6 – Investments for a discussion on VIEs.

NOTE 18 — SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $198 million, $276 million and $233 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Total interest paid was $9 million, $12 million and $17 million for the years ended December 31, 2014, 2013 and 2012, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-cash transactions

The Company’s non-cash investing transactions were less than $1 million for the years ended December 31, 2014 and 2013.

The Company’s non-cash investing transactions were $3 million, related to non-cash acquisitions of foreclosed property and non-redeemable preferred stock, at December 31, 2012.

NOTE 19 — STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

A reconciliation of the Company’s statutory capital and surplus at December 31, 2014 and 2013 between practices prescribed or permitted by the Department and NAIC SAP is shown below (in millions):

	2014	2013
Statutory capital and surplus, Delaware basis	$7,669	$6,748
State prescribed or permitted practices:
Presenting guaranteed and variable universal life separate accounts at book value	290	108

Statutory capital and surplus, NAIC SAP	$7,959	$6,856

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life, at December 31, 2014 or 2013. As of December 31, 2014, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $3,716 million. The maximum amount of dividends that may be paid in 2014 without prior approval is $728 million.

NOTE 20 — SUBSEQUENT EVENTS

On February 18, 2015, the Company became a member of the Federal Home Loan Bank (“FHLB”) of Pittsburgh with a purchase of $25 million membership stock. The Company has not posted any collateral or made any borrowings as of the date the financial statements were available to be issued. The Company’s ability to borrow is only limited by the eligible collateral posted to the FHLB of Pittsburgh.

Other than the matter noted above, as of March 12, 2015, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Independent Auditor’s Report

To the Board of Directors of

New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statement of financial position as of December 31, 2014 and 2013, and the related consolidated statement of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As disclosed in Note 11 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York, New York

March 12, 2015

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(NYLIAC) NI070